ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2009

At Entergy, we are adaptable in our pursuit of growth and relentless in our drive to safely deliver clean, reliable, and affordable power to our customers. These are among the strengths of our organization.

We deliberately apply Entergy’s distinctive strengths to overcome external challenges and advance steadily toward our long-term aspirations. We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in electronic form, with Excel spreadsheets, in order to facilitate easier access and analysis.

Entergy Investor Relations

Entergy Corporation is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second-largest nuclear generator in the United States. Entergy delivers electricity to

2.7 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has

annual revenues of more than $10 billion and more than 15,000 employees.

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers in the PDF version of the 2009 Statistical Report.
	Excel Tab		Excel Tab

ABOUT THIS PUBLICATION	Page 2	UTILITY SECURITIES DETAIL	Page 31
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
FINANCIAL MEASURES	Page 2	Entergy Arkansas, Inc.	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Gulf States Louisiana, L.L.C.	Page 32
EXECUTIVE PROFILES	Pages 5 – 6	Entergy Louisiana, LLC	Page 33
		Entergy Mississippi, Inc.	Page 34
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy New Orleans, Inc.	Page 34
Selected Financial and Operating Data	Page 7	Entergy Texas, Inc.	Page 35
Selected Financial Data	Page 7	System Energy Resources, Inc.	Page 35
Utility Electric Operating Data	Page 7	UTILITY STATISTICAL INFORMATION	Page 36
Employees	Page 7	Utility Total Capability	Page 36
Owned and Leased Capability	Page 7	Utility Selected Operating Data	Page 36
Consolidated Quarterly Financial Metrics	Page 8	Utility Consolidating Information	Page 37
Consolidated Annual Financial Metrics	Page 8	Entergy Arkansas, Inc.	Pages 38 – 39
Consolidated Financial Results	Page 9	Entergy Gulf States Louisiana, L.L.C.	Pages 40
Consolidated Quarterly Results	Page 9	Entergy Texas, Inc.	Pages 41
Consolidated Quarterly Special Items	Page 10	Entergy Louisiana, LLC	Pages 43 – 44
Consolidated Annual Results	Page 11	Entergy Mississippi, Inc.	Pages 45 – 46
Consolidated Annual Special Items	Page 12	Entergy New Orleans, Inc.	Pages 47 – 48
Description of Special Items	Page 13	System Energy Resources, Inc.	Page 48
Consolidated Statements of Income	Page 14	Utility Nuclear Plant Statistics	Page 49
Consolidating Income Statement	Page 15	UTILITY REGULATORY INFORMATION	Page 50
Consolidated Balance Sheets	Pages 16 – 17	Regulatory Commissions	Page 50
Consolidating Balance Sheet	Pages 18 – 19	Commission/Council Members	Page 50
Consolidated Statements of Cash Flow	Pages 20 – 21	Select Utility Regulatory Mechanisms	Page 51
Cash Flow Information by Business	Page 21	Utility Electric and Gas Fuel Recovery Mechanisms	Page 52
Consolidated Statements of Retained Earnings, Comprehensive Income and Paid–In Capital	Page 22
COMPETITIVE BUSINESSES
Consolidated Capital Expenditures	Page 23	Total Capacity	Page 53
Entergy Corporation Securities Detail	Page 23
Entergy Corporation Long-Term Debt	Page 23	ENTERGY NUCLEAR (NON-UTILITY)
Securities Ratings (Outlook)	Page 23	Entergy Nuclear Quarterly Financial Metrics	Page 53
		Entergy Nuclear Annual Financial Metrics	Page 53
UTILITY		Entergy Nuclear Quarterly Operational Metrics	Page 53
Utility Quarterly Financial Metrics	Page 24	Entergy Nuclear Annual Operational Metrics	Page 53
Utility Annual Financial Metrics	Page 24	Entergy Nuclear Plant Statistics	Page 54
Utility Capital Expenditures	Page 24	Entergy Nuclear Plant Uprates	Page 54
Utility Securities Ratings (Outlook)	Page 24	Entergy Nuclear Securities Detail	Page 55
Utility Financial Results	Page 25
Utility/Parent/Other Consolidating Income Statement	Page 25	NON-NUCLEAR WHOLESALE ASSETS
		Non-Nuclear Wholesale Assets Plant Statistics	Page 55
Utility/Parent/Other Consolidating Balance Sheet	Pages 26 – 27	Non-Nuclear Wholesale Assets Securities Detail	Page 55
Utility Selected Annual Financial Metrics	Pages 28 – 30
		DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES	Page 56
REG G RECONCILIATIONS

		Pro Forma Financial Results	Pages 57 – 65
		Financial Measures	Pages 66 – 76

		INVESTOR INFORMATION	Page 77

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2009 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

In this report and from time to time, Entergy Corporation makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,” “expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,” and other similar words or expressions are intended to identify forward-looking statements but are not the only means to identify these statements. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Any forward-looking statement is based on information current as of the date of this report and speaks only as of the date on which such statement is made. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including those factors discussed or incorporated by reference in (a) Item 1A. Risk Factors in the 2009 Form 10-K, (b) Management’s Financial Discussion and Analysis in the 2009 Form 10-K, and (c) the following factors (in addition to others described elsewhere in this report and in subsequent securities filings):

— resolution of pending and future rate cases and negotiations, including various performance-based rate discussions and other regulatory proceedings, including those related to Entergy’s System Agreement, Entergy’s utility supply plan, recovery of storm costs, and recovery of fuel and purchased power costs

— changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the operations of the independent coordinator of transmission for Entergy’s utility service territory, and the application of more stringent transmission reliability requirements or market power criteria by the Federal Energy Regulatory Commission (FERC)

— changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those owned or operated by the Non-Utility Nuclear business

— resolution of pending or future applications for license renewals or modifications of nuclear generating facilities

— the performance of and deliverability of power from Entergy’s generation resources, including the capacity factors at its nuclear generating facilities

— Entergy’s ability to develop and execute on a point of view regarding future prices of electricity, natural gas, and other energy-related commodities

— prices for power generated by Entergy’s merchant generating facilities, the ability to hedge, sell power forward or otherwise reduce the market price risk associated with those facilities, including the Non-Utility Nuclear plants, and the prices and availability of fuel and power Entergy must purchase for its Utility customers, and Entergy’s ability to meet credit support requirements for fuel and power supply contracts

— volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities

— changes in law resulting from federal or state energy legislation or legislation subjecting energy derivatives used in hedging and risk management transactions to governmental regulation

— changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances, and changes in costs of compliance with environmental and other laws and regulation

— uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel and nuclear waste storage and disposal

— variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate the effects of hurricanes and ice storms (including most recently, Hurricane Gustav and Hurricane Ike in 2008 and the January 2009 ice storm in Arkansas) and recovery of costs associated with restoration, including accessing funded storm reserves, federal and local cost recovery mechanisms, securitization, and insurance

— effects of climate change, and environmental and other regulatory obligations intended to compel reductions in carbon dioxide emissions

— Entergy’s ability to manage its capital projects and operation and maintenance costs

— Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms

— the economic climate, and particularly economic conditions in Entergy’s Utility service territory and the Northeast United States

— the effects of Entergy’s strategies to reduce tax payments

— changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt, execute share repurchase programs, and fund investments and acquisitions

— actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in general corporate ratings, and changes in the rating agencies’ ratings criteria

— changes in inflation and interest rates

— the effect of litigation and government investigations or proceedings

— advances in technology

— the potential effects of threatened or actual terrorism and war

— Entergy’s ability to attract and retain talented management and directors

— changes in accounting standards and corporate governance

— declines in the market prices of marketable securities and resulting funding requirements for Entergy’s defined benefit pension and other postretirement benefit plans

— changes in decommissioning trust fund values or earnings or in the timing of or cost to decommission nuclear plant sites

— the ability to successfully complete merger, acquisition, or divestiture plans, regulatory or other limitations imposed as a result of merger, acquisition, or divestiture, and the success of the business following a merger, acquisition, or divestiture

— risks and uncertainties associated with unwinding the business infrastructure associated with the contemplated Non-Utility Nuclear spin-off, joint venture and related transactions.

FINANCIAL MEASURES

Financial performance measures shown in this report include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures. This report includes non-GAAP measures of operational earnings, operational return on average invested capital, operational return on average common or members’ equity, operational net margin, operational price to earnings ratio and operational common dividend payout ratio, as well as gross liquidity, net debt to net capital, net debt to net capital with off-balance sheet liabilities, pro forma financial results reflecting reconsolidation of Entergy New Orleans, Inc., and pro forma financial results and financial measures (average common equity, return on average common equity, debt to capital ratio, cash flow interest coverage) reflecting the jurisdictional separation of Entergy Gulf States, Inc. into Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc., when describing Entergy’s results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 9, 11, and 57 – 76.

ENTERGY AT A GLANCE

CORPORATE STRUCTURE

CORPORATE PROFILE	BUSINESS SEGMENTS
Entergy Corporation is a Fortune 500 integrated energy company engaged primarily in electric power production and retail distribution operations.	Entergy’s five year results in this report are presented in three business segments:
— Approximately 30,000 MW electric generating capacity	— Utility
— 2nd-largest U.S. nuclear generator	— Entergy Nuclear (non-utility nuclear business)
— 2.7 million utility customers	— Non-Nuclear Wholesale Assets Business
— More than $10 billion annual revenues
— More than 15,000 employees	Entergy Nuclear and the Non-Nuclear Wholesale Assets Business
— 102 electric generating units operated	are referred to as Entergy’s Competitive Businesses.

ENTERGY CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS (CONTINUED)

UTILITY

Entergy’s utility companies generate, transmit, distribute, and sell electric power, and operate a small natural gas distribution business.

—  Six electric utilities with 2.7 million customers

—  Four states – Arkansas, Louisiana, Mississippi, Texas

—  22,000 MW generating capacity

—  Two gas utilities with 188,000 customers

ENTERGY ARKANSAS, INC. (EAI)

Entergy Arkansas generates, transmits, distributes, and sells electric power to 689,000 retail customers in portions of Arkansas.

ENTERGY GULF STATES LOUISIANA, L.L.C. (EGSL)(a)

Entergy Gulf States Louisiana generates, transmits, distributes, and sells electric power to 379,000 retail customers in portions of Louisiana. Entergy Gulf States Louisiana also provides natural gas utility service to 92,000 customers in the Baton Rouge, Louisiana area.

ENTERGY LOUISIANA, LLC (ELL)

Entergy Louisiana generates, transmits, distributes, and sells electric power to 663,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI)

Entergy Mississippi generates, transmits, distributes, and sells electric power to 435,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)(b)

Entergy New Orleans generates, transmits, distributes, and sells electric power to 150,000 retail customers in the city of New Orleans, Louisiana. Entergy New Orleans also provides natural gas utility service to 96,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (ETI)(a)

Entergy Texas generates, transmits, distributes, and sells electric power to 403,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)

System Energy owns or leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, and Entergy New Orleans.

UTILITY NUCLEAR PLANTS

Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana.

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc.

(b)	On September 23, 2005, Entergy New Orleans filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code to protect customers and ensure continued progress in restoring power and gas service to New Orleans after Hurricane Katrina. As a result of the bankruptcy filing, Entergy discontinued the consolidation of Entergy New Orleans retroactive to January 1, 2005. Entergy New Orleans emerged from Chapter 11 bankruptcy effective May 8, 2007, pursuant to the Confirmation Order from the Bankruptcy Court confirming Entergy New Orleans’ Plan of Reorganization. With confirmation of the plan of reorganization, Entergy reconsolidated Entergy New Orleans in the second quarter its 2007, retroactive to January 1, 2007.

ENTERGY NUCLEAR

Entergy’s non-utility nuclear business owns and operates six nuclear units in the northern United States. This business is primarily focused on selling power produced by those plants to wholesale customers. This business also provides operations and management services to nuclear power plants owned by other utilities in the United States.

—  Six units in northern U.S.

    —  Pilgrim Nuclear Station in Plymouth, Massachusetts

     —  James A. FitzPatrick in Oswego, New York

     —  Indian Point Units 2 and 3 in Buchanan, New York

     —  Vermont Yankee in Vernon, Vermont

     —  Palisades Nuclear Energy Plant in South Haven, Michigan

—  4,998 MW owned generating capacity

—  800 MW under management services contract

     —  Cooper Nuclear Station located near Brownville, Nebraska

—  Contracts (ongoing and completed) with other nuclear owners to manage decommissioning for 2 plants and license renewal for 6 plants

NON-NUCLEAR WHOLESALE ASSETS BUSINESS

Entergy’s Non-Nuclear Wholesale Assets business sells to wholesale customers the electric power produced by power plants that it owns or controls (1,353 net MW generating capacity) while it focuses on improving performance and exploring sales or restructuring opportunities for its power plants. Such opportunities are evaluated consistent with Entergy’s market-based point of view.

ENTERGY CORPORATION AND SUBSIDIARIES

EXECUTIVE PROFILES

WAYNE LEONARD – CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Wayne Leonard became Entergy’s chairman and chief executive officer on August 1, 2006 after serving as chief executive officer since January 1, 1999. Leonard joined Entergy in April 1998 as president and chief operating officer of the company’s domestic business, and he assumed additional responsibility for international operations in August 1998. Under Leonard, Entergy has achieved the highest total shareholder return in the industry over the last 11 years. In 2009, for the eighth consecutive year, Entergy was named to the Dow Jones Sustainability World Index and one of only two U.S. utilities listed. Institutional Investor magazine recently ranked Leonard the top CEO in the power industry and Entergy the top electric utility in the country. In 2008, Entergy received a Platts Award of Excellence for its standout performance year after year over the past decade. In 2002 and 2005 Entergy was honored to receive the electric power industry’s highest honor, the Edison Award, from the Edison Electric Institute. The Platts Global Energy Awards named Leonard 2003 CEO of the Year and Leonard has been a CEO of the Year finalist for the past nine consecutive years. Prior to joining Entergy, Leonard was president of Cinergy’s Energy Commodities Strategic Business Unit and president of Cinergy Capital Trading.

LEO DENAULT – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Leo Denault became executive vice president and chief financial officer in February 2004. He was previously vice president of corporate development and strategic planning. Denault joined Entergy in March 1999 as vice president, corporate development. Denault assumed responsibility for the areas of strategic planning, the Office of the Chief Risk Officer, and strategic pricing and transmission services in 2002. Prior to joining Entergy, Denault was vice president of corporate development at Cinergy Corporation, where he reviewed every major investment transaction, including the acquisition of generation, distribution and trading businesses in the United States and abroad.

ROD WEST – EXECUTIVE VICE PRESIDENT AND CHIEF ADMINISTRATIVE OFFICER

Rod West was named executive vice president and chief administrative officer for Entergy in June 2010. West is responsible for the legal, human resources and administration, and external affairs departments. West’s appointment was part of a company reorganization that was designed to enhance organizational effectiveness and performance and better meet the needs of customers. He previously served as president and chief executive officer of Entergy New Orleans, Inc. after serving as director of Entergy New Orleans’ metro distribution operations. West’s primary responsibility during 2006 was restoring New Orleans’ electric distribution system after the devastation brought by Hurricane Katrina. Prior to joining Entergy in April 1999 as senior regulatory counsel, West was senior attorney in the New Orleans office of Vial, Hamilton, Koch and Knox, L.L.P., having previously spent five years with the New Orleans-based firm of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.

RICHARD SMITH – PRESIDENT, ENTERGY WHOLESALE COMMODITY BUSINESS

Rick Smith was named president of Entergy’s wholesale commodity business unit in June 2010. The new organization is aimed at strengthening local regulatory presence in the Northeast and consolidating commercial and risk functions for Entergy’s wholesale commodity business associated with non-utility generation. Smith previously served as president and chief operating officer from April 2007 until June 2010. Prior to being named president and COO, Smith was group president of utility operations. Smith joined Entergy in September 1999 as senior vice president, transition management and later served as president of retail operations. Prior to joining Entergy, Smith was president of Cinergy Resources, Inc., a non-regulated retail supply business. Prior to that, he served for three years as vice president of finance for Cinergy’s Energy Services business unit.

GARY TAYLOR – GROUP PRESIDENT, UTILITY OPERATIONS

Gary Taylor became group president, utility operations in April 2007. He is responsible for the regulated utility financial results, along with operational results of electric and natural gas distribution and customer service. In addition, Taylor oversees utility regulatory support and regulated retail activities. He joined Entergy in March 2000 as chief operating officer of Entergy’s Nuclear South region and became chief executive officer of Entergy’s nuclear business in April 2003. Prior to joining Entergy, Taylor had been vice president of nuclear operations at South Carolina Electric & Gas Company, a subsidiary of SCANA Corporation, since 1995.

MARK SAVOFF – CHIEF OPERATING OFFICER

Mark Savoff was named chief operating officer in June 2010. Savoff is responsible for nuclear operations as well as the business operations of fossil generation, transmission operations, system safety and environment, supply chain, system planning, and performance management. He is also responsible for three key initiatives: safety, compliance, environmental policy, generation portfolio transformation and Entergy Continuous Improvement. Prior to being named COO, Savoff served as executive vice president of operations, a position he held since joining the company in December 2003. Prior to joining Entergy, Savoff was vice president and corporate officer at GE Power Systems, Nuclear Energy. Before assuming his role as vice president, Nuclear Energy, he was General Manager of GE’s global nuclear fuel business and led the turnaround of GE’s global nuclear services business. He also served as president, Reuter-Stokes, a GE subsidiary.

JOHN HERRON – PRESIDENT, CEO & CHIEF NUCLEAR OFFICER OF ENTERGY NUCLEAR

John Herron became president, CEO, and chief nuclear officer of Entergy Nuclear in December 2009. He is responsible for all of Entergy’s nuclear plants located throughout New York, Massachusetts, Vermont, Michigan, Louisiana, Mississippi and Arkansas, as well as management of the Cooper Nuclear Station for the State of Nebraska. Herron was previously senior vice president for nuclear operations. Herron joined Entergy in 2001 as vice president, operations at Waterford 3. He then moved to New York as senior vice president of Indian Point in February 2002. Herron began his career in nuclear operations in 1979 at Vermont Yankee. In 1994, he became plant manager at Cooper Nuclear Station. He then joined Tennessee Valley Authority as plant manager at Sequoyah Nuclear Plant and then site vice president at TVA’s Browns Ferry Nuclear Plant.

ENTERGY CORPORATION AND SUBSIDIARIES

EXECUTIVE PROFILES (CONTINUED)

ROBERT SLOAN – EXECUTIVE VICE PRESIDENT,

GENERAL COUNSEL AND SECRETARY

Robert Sloan joined Entergy in 2003. Before joining Entergy, Sloan was vice president and general counsel at GE Industrial Systems. Prior to his role at GE Industrial Systems, Sloan was a managing partner in the Brussels office of McKenna and Cuneo LLP. Sloan was previously vice president and director of the Sovereign Credit Management Division at the First National Bank of Chicago and later a partner with the Pepper, Hamilton & Sheetz law firm in Washington, D.C. He also was general counsel of the Multinational Force and Observers. Sloan also worked on nuclear non-proliferation and politico-military matters in the U.S. State Department’s Office of Legal Adviser. Prior to this position, he was general counsel to the Minority at the U. S. Senate Permanent Subcommittee on Investigations.

TERRY SEAMONS Ph.D. – SENIOR VICE PRESIDENT, HUMAN RESOURCES AND ADMINISTRATION

Terry Seamons joined Entergy in 2007, bringing a wealth of experience from RHR International, a management consulting firm specializing in linking managerial effectiveness, organizational performance and business strategy. He holds a doctorate in psychology. His expertise includes individual and group assessment and development with a particular emphasis on team development. His work at RHR took him to Europe, South America and all over Asia, and he has designed and conducted cross-national team sessions in Europe and Japan. Seamons has experience working with organizations in industries including utilities, banking, insurance, retail, manufacturing, chemical, education and government.

RENAE CONLEY – EXECUTIVE VICE PRESIDENT DESIGNATE, HUMAN RESOURCES AND ADMINISTRATION

Renae Conley was named executive vice president, human resources and administration in June 2010, becoming effective in 2011. She will assist Seamons, senior vice president, human resources and administration, until the transition is complete and he retires at the end of 2011. She had previously served as president and chief executive officer of Entergy’s Louisiana utilities between 2000 and 2010. Entergy Louisiana and Entergy Gulf States Louisiana together serve over one million customers, and comprise the largest electric utility in the state. Prior to joining Entergy in 1999 as vice president of investor relations, Conley was president of Cincinnati Gas & Electric Company, a subsidiary of Cinergy Corp. Conley also served as president and CEO of Cadence, a joint venture of Cinergy and other utilities that provides energy management services. At Cinergy, Conley was also general manager of corporate communications and investor relations.

ENTERGY CORPORATION AND SUBSIDIARIES

UTILITY OPERATING COMPANY PRESIDENTS

JOE DOMINO – PRESIDENT & CEO, ENTERGY TEXAS

Joe Domino became president and CEO of Entergy Texas in 1998. He is responsible for Entergy Texas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, he served as director of Entergy’s distribution operations in Texas and Southwest Louisiana. Domino joined Gulf States Utilities in 1970 as a planning engineer and was appointed director of Southern Region fossil plants in 1994.

HALEY FISACKERLY – PRESIDENT & CEO, ENTERGY MISSISSIPPI

Haley Fisackerly became president and CEO of Entergy Mississippi in June 2008. He is responsible for Entergy Mississippi’s electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, Fisackerly was vice president of governmental and regulatory affairs for Entergy Nuclear. Prior to that, he was Entergy Mississippi’s vice president of customer operations. Fisackerly joined Entergy in 1995 in federal governmental affairs in Washington D.C. and later moved to Little Rock, AR, where he was director of system regulatory strategy. Prior to joining Entergy, Fisackerly served for several years on the staff of U.S. Senator Thad Cochran.

HUGH McDONALD – PRESIDENT & CEO, ENTERGY ARKANSAS

Hugh McDonald became president and CEO of Entergy Arkansas in 2000. He is responsible for Entergy Arkansas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to becoming Entergy Arkansas’ president, he led Entergy’s Retail Operations. McDonald joined Entergy in 1982 at the Waterford 3 nuclear plant. In 1989, he became executive assistant to the chairman of Entergy Louisiana / Entergy New Orleans and then led Entergy Louisiana’s Total Quality initiative until 1993. During Entergy’s merger with Gulf States Utilities, McDonald served as special projects director for the integration of the transmission, distribution, and customer service organizations. McDonald has also held the positions of division manager, Entergy Mississippi and director of regulatory affairs, Entergy Texas.

BILL MOHL – PRESIDENT & CEO, ENTERGY LOUISIANA LLC AND ENTERGY GULF STATES LOUISIANA L.L.C.

Bill Mohl became president and CEO of Entergy Louisiana and Entergy Gulf States Louisiana in June 2010. He is responsible for the Louisiana utilities’ electric and gas distribution systems, customer service, economic development, regulatory and governmental affairs. Mohl was previously vice president, system planning and operations. Mohl joined Entergy in 2002 where he was responsible for the procurement of all limited- and long-term fuel and generation resources and in 2007 added responsibility for system planning and operations. Mohl began his career at Public Service Company of Colorado, now an affiliate of Xcel Energy, before moving to Koch Industries where he held a number of leadership roles in various gas and power businesses.

CHARLES RICE – PRESIDENT & CEO, ENTERGY NEW ORLEANS

Charles Rice became president and CEO of Entergy New Orleans in June 2010. He is responsible for Entergy New Orleans’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Rice was previously director, regulatory affairs. After his first legal private practice position in Louisiana with Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P, Rice joined Entergy’s legal department in 2000 as senior counsel and then as manager of labor relations litigation support in human resources. Rice was recruited into New Orleans city government in 2002 as the city attorney and later took the role of chief administrative officer for the City of New Orleans In 2005, Barrasso, Usdin, Kupperman, Freeman & Sarver, L.L.C. recruited him back to private practice, where he was named partner. Returning to Entergy in 2009, Rice served as director of utility strategy. He then served as director of regulatory affairs for Entergy New Orleans.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA

(In millions, except percentages, per share amounts, and ratios)	2009	2008	2007	2006 (a)	2005 (a)
GAAP MEASURES
Operating Revenues	$10,746	$13,094	$11,484	$10,932	$10,106
As-Reported Net Income	$1,231	$1,221	$1,135	$1,133	$898
As-Reported Earnings Per Share	$6.30	$6.20	$5.60	$5.36	$4.19
Shares of Common Stock Outstanding:
End of Year	189.1	189.4	193.1	202.7	207.5
Weighted Average – Diluted	195.8	201.0	202.8	211.5	214.4
Return on Average Invested Capital – As-Reported	7.7%	8.1%	8.3%	8.5%	7.2%
Return on Average Common Equity – As-Reported	14.9%	15.4%	14.1%	14.2%	11.2%
Net Cash Flow Provided by Operating Activities	$2,933	$3,324	$2,560	$3,448	$1,468
Year-End Closing Market Price Per Share of Common Stock	$81.84	$83.13	$119.52	$92.32	$68.65
Book Value Per Share at End of Year	$45.54	$42.07	$40.71	$40.45	$37.31
Market Value of Equity at End of Year	$15,477	$15,741	$23,082	$18,710	$14,247
Price to Earnings Ratio – As-Reported	12.99	13.41	21.34	17.24	16.39
Common Dividend Paid Per Share	$3.00	$3.00	$2.58	$2.16	$2.16
Common Dividend Payout Ratio – As-Reported	48%	48%	46%	40%	52%

NON-GAAP MEASURES
Operational Earnings	$1,302	$1,276	$1,167	$998	$943
Operational Earnings Per Share	$6.67	$6.51	$5.76	$4.72	$4.40
Special Items Per Share	$(0.37)	$(0.31)	$(0.16)	$0.64	$(0.21)
Return on Average Invested Capital – Operational	8.1%	8.4%	8.5%	7.7%	7.5%
Return on Average Common Equity – Operational	15.7%	16.1%	14.5%	12.5%	11.8%
Price to Earnings Ratio – Operational	12.27	12.77	20.75	19.56	15.61
Common Dividend Payout Ratio – Operational	45%	46%	45%	46%	49%

(a) 2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc. UTILITY ELECTRIC OPERATING DATA(a)
	2009	2008	2007	2006	2005
Retail Kilowatt-Hour Sales (millions)	99,148	100,609	102,013	100,422	99,865
Peak Demand (megawatts)	21,009	21,241	22,001	20,887	21,391
Retail Customers – Year End (thousands)	2,719	2,689	2,668	2,595	2,629

(a) Includes Entergy New Orleans, Inc.
EMPLOYEES
	2009	2008	2007	2006	2005

Total Employees – Year End	15,181	14,669	14,322	13,814	14,136

OWNED AND LEASED CAPABILITY (MW)(a)

	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy	Entergy Nuclear(c)	Non- Nuclear Wholesale(d)	Total
Gas/Oil	1,682	1,988	4,693	2,803	745	2,274	-	-	1,092	15,277
Coal	1,208	363	-	420	-	269	-	-	181	2,441

Total Fossil	2,890	2,351	4,693	3,223	745	2,543	-	-	1,273	17,718

Nuclear	1,839	978	1,176	-	-	-	1,133	4,998	-	10,124
Other(b)	70	-	-	-	-	-	-	-	80	150

Total	4,799	3,329	5,869	3,223	745	2,543	1,133	4,998	1,353	27,992

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	Other includes Hydro and Wind.

(c)	Reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated.

(d)	Reflects nameplate rating of generating unit.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2009					2008					YTD % CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Net Income ($ millions)	235.3	226.8	455.2	313.8	1,231.1	308.7	271.0	470.3	170.6	1,220.6	0.9
Return on Average Invested Capital – As-Reported (%)*	7.6	7.5	7.1	7.7	7.7	8.8	8.6	8.1	8.1	8.1	(4.9)
Return on Average Common Equity – As-Reported (%)*	14.1	13.7	13.2	14.9	14.9	15.9	16.3	15.6	15.4	15.4	(3.3)
Net Margin – As-Reported (%)*	8.8	9.0	9.7	11.5	11.5	10.6	10.2	9.7	9.3	9.3	23.7
Cash Flow Interest Coverage (# times)*	6.5	6.7	5.5	6.1	6.1	4.9	5.0	7.0	6.5	6.5	(6.2)
Revolver Capacity ($ millions)	725	1,585	1,647	1,464	1,464	1,503	826	374	645	645	127.0
Total Debt ($ millions)	12,034	11,510	11,522	12,014	12,014	11,292	11,768	12,656	12,279	12,279	(2.2)
Debt to Capital Ratio (%)	57.4	55.9	56.7	57.4	57.4	58.6	60.7	60.4	59.7	59.7	(3.9)
Debt to Capital Ratio, Excluding Securitization Debt (%)	56.7	55.3	56.1	55.6	55.6	57.9	60.0	59.8	59.1	59.1	(5.9)
Off-Balance Sheet Liabilities ($ millions)	573	569	567	646	646	642	638	637	574	574	12.5

NON-GAAP MEASURES
Operational Earnings ($ millions)	252.5	244.0	470.7	334.9	1,302.1	308.7	289.2	487.3	190.7	1,275.9	2.1
Return on Average Invested Capital – Operational (%)*	8.0	7.8	7.5	8.1	8.1	9.0	8.8	8.4	8.4	8.4	(3.6)
Return on Average Common Equity – Operational (%)*	15.0	14.6	14.1	15.7	15.7	16.3	17.0	16.4	16.1	16.1	(2.5)
Net Margin – Operational (%)*	9.4	9.6	10.3	12.1	12.1	10.8	10.6	10.2	9.7	9.7	24.7
Total Gross Liquidity ($ millions)	2,528	2,866	2,778	3,174	3,174	2,419	1,912	2,930	2,565	2,565	23.7
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	52.6	52.2	53.4	51.5	51.5	55.7	57.6	54.1	54.8	54.8	(6.0)
Net Debt to Net Capital Ratio Including Off-Balance Sheet Liabilities, Excluding Securitization Debt (%)	54.0	53.6	54.8	53.1	53.1	57.2	59.0	55.7	56.2	56.2	(5.5)

*	Rolling twelve months. Totals may not foot due to rounding.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2009	2008	2007	2006 (a)	2005 (a)
GAAP MEASURES
As-Reported Net Income ($ millions)	1,231	1,221	1,135	1,133	898
Return on Average Invested Capital – As-Reported (%)	7.7	8.1	8.3	8.5	7.2
Return on Average Common Equity – As-Reported (%)	14.9	15.4	14.1	14.2	11.2
Net Margin – As-Reported (%)	11.5	9.3	9.9	10.4	8.9
Cash Flow Interest Coverage (# times)	6.1	6.5	5.0	7.2	4.0
Revolver Capacity ($ millions)	1,464	645	1,730	2,770	2,545
Total Debt ($ millions)	12,014	12,279	11,123	9,356	9,288
Debt to Capital Ratio (%)	57.4	59.7	57.6	52.3	53.1
Debt to Capital Ratio, Excluding Securitization Debt (%)	55.6	59.1	56.9	52.3	53.1
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	116	125	135	146	214
Leases – Entergy’s Share	530	449	523	519	564

Total	646	574	658	665	778

NON-GAAP MEASURES
Operational Earnings ($ millions)	1,302	1,276	1,167	998	943
Return on Average Invested Capital – Operational (%)	8.1	8.4	8.5	7.7	7.5
Return on Average Common Equity – Operational (%)	15.7	16.1	14.5	12.5	11.8
Net Margin – Operational (%)	12.1	9.7	10.2	9.1	9.3
Total Gross Liquidity ($ millions)	3,174	2,565	2,984	3,786	3,128
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	51.5	54.8	53.9	49.4	51.5
Net Debt to Net Capital Ratio Including Off-Balance Sheet
Liabilities, Excluding Securitization Debt (%)	53.1	56.2	55.5	51.3	53.7

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2009					2008					YTD CHANGE
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
AS-REPORTED
Utility/Parent/Other	0.32	0.68	1.32	0.56	2.88	0.48	0.62	1.47	(0.38)	2.22	0.66

Competitive Businesses
Entergy Nuclear	0.91	0.40	1.02	0.89	3.22	1.12	0.73	1.05	1.14	3.97	(0.75)
Non-Nuclear Wholesale Assets	(0.03)	0.06	(0.02)	0.19	0.20	(0.04)	0.02	(0.11)	0.13	0.01	0.19

Total Competitive Businesses	0.88	0.46	1.00	1.08	3.42	1.08	0.75	0.94	1.27	3.98	(0.56)

CONSOLIDATED AS-REPORTED EARNINGS	1.20	1.14	2.32	1.64	6.30	1.56	1.37	2.41	0.89	6.20	0.10

LESS SPECIAL ITEMS
Utility/Parent/Other	(0.05)	(0.01)	(0.03)	(0.05)	(0.14)	-	(0.09)	(0.09)	(0.05)	(0.21)	0.07

Competitive Businesses
Entergy Nuclear	(0.04)	(0.08)	(0.05)	(0.06)	(0.23)	-	-	-	(0.04)	(0.10)	(0.13)
Non-Nuclear Wholesale Assets	-	-	-	-	-	-	-	-	(0.01)	-	-

Total Competitive Businesses	(0.04)	(0.08)	(0.05)	(0.06)	(0.23)	-	-	-	(0.05)	(0.10)	(0.13)

TOTAL SPECIAL ITEMS	(0.09)	(0.09)	(0.08)	(0.11)	(0.37)	-	(0.09)	(0.09)	(0.10)	(0.31)	(0.06)

OPERATIONAL
Utility/Parent/Other	0.37	0.69	1.35	0.61	3.02	0.48	0.71	1.56	(0.33)	2.43	0.59

Competitive Businesses
Entergy Nuclear	0.95	0.48	1.07	0.95	3.45	1.12	0.73	1.05	1.18	4.07	(0.62)
Non-Nuclear Wholesale Assets	(0.03)	0.06	(0.02)	0.19	0.20	(0.04)	0.02	(0.11)	0.14	0.01	0.19

Total Competitive Businesses	0.92	0.54	1.05	1.14	3.65	1.08	0.75	0.94	1.32	4.08	(0.43)

CONSOLIDATED OPERATIONAL EARNINGS	1.29	1.23	2.40	1.75	6.67	1.56	1.46	2.50	0.99	6.51	0.16

Weather Impact	(0.02)	(0.01)	0.03	(0.01)	(0.01)	(0.03)	0.05	(0.01)	(0.03)	(0.02)	0.01

SHARES OF COMMON STOCK
OUTSTANDING (in millions)
End of Period	196.1	196.1	188.9	189.1	189.1	191.9	190.5	189.9	189.4	189.4	(0.3)
Weighted Average - Diluted	198.1	198.2	195.9	191.3	195.8	198.3	197.9	195.0	198.3	201.0	(5.2)

Totals may not foot due to rounding and dilution effect of the unsuccessful remarketing of the equity units in February 2009.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2009					2008					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY/PARENT/OTHER
SPECIAL ITEMS
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	-	0.05	0.07	(0.07)
Non-utility nuclear spin-off expenses	(0.05)	(0.01)	(0.03)	(0.05)	(0.14)	-	(0.09)	(0.09)	(0.10)	(0.28)	0.14

Total	(0.05)	(0.01)	(0.03)	(0.05)	(0.14)	-	(0.09)	(0.09)	(0.05)	(0.21)	0.07

COMPETITIVE BUSINESSES
SPECIAL ITEMS
Entergy Nuclear
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	-	(0.04)	(0.10)	0.10
Non-utility nuclear spin-off dis-synergies	(0.04)	(0.08)	(0.05)	(0.06)	(0.23)	-	-	-	-	-	(0.23)
Non-Nuclear Wholesale Assets
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	-	(0.01)	-	-

Total	(0.04)	(0.08)	(0.05)	(0.06)	(0.23)	-	-	-	(0.05)	(0.10)	(0.13)

TOTAL SPECIAL ITEMS	(0.09)	(0.09)	(0.08)	(0.11)	(0.37)	-	(0.09)	(0.09)	(0.10)	(0.31)	(0.06)

	2009					2008					YTD
($ millions)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY/PARENT/OTHER
SPECIAL ITEMS
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	-	-	-	-
Non-utility nuclear spin-off expenses	(10.6)	(2.1)	(5.2)	(9.1)	(27.0)	-	(18.3)	(17.1)	(20.0)	(55.4)	28.4

Total	(10.6)	(2.1)	(5.2)	(9.1)	(27.0)	-	(18.3)	(17.1)	(20.0)	(55.4)	28.4

COMPETITIVE BUSINESSES
SPECIAL ITEMS
Entergy Nuclear
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	-	-	-	-
Non-utility nuclear spin-off dis-synergies	(6.6)	(15.1)	(10.3)	(12.0)	(44.0)	-	-	-	-	-	(44.0)
Non-Nuclear Wholesale Assets
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	-	-	-	-

Total	(6.6)	(15.1)	(10.3)	(12.0)	(44.0)	-	-	-	-	-	(44.0)

TOTAL SPECIAL ITEMS	(17.2)	(17.2)	(15.5)	(21.1)	(71.0)	-	(18.3)	(17.1)	(20.0)	(55.4)	(15.6)

Totals may not foot due to rounding and dilution effect of the unsuccessful remarketing of the equity units.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

($/share)	2009	2008	2007	2006	2005
AS-REPORTED

Utility/Parent/Other	2.88	2.22	2.67	3.97	2.82

Competitive Businesses
Entergy Nuclear	3.22	3.97	2.66	1.46	1.32
Non-Nuclear Wholesale Assets	0.20	0.01	0.27	(0.07)	0.05

Total Competitive Businesses	3.42	3.98	2.93	1.39	1.37

CONSOLIDATED AS-REPORTED EARNINGS	6.30	6.20	5.60	5.36	4.19

LESS SPECIAL ITEMS
Utility/Parent/Other	(0.14)	(0.21)	(0.07)	0.77	(0.21)

Competitive Businesses
Entergy Nuclear	(0.23)	(0.10)	(0.09)	-	-
Non-Nuclear Wholesale Assets	-	-	-	(0.13)	-

Total Competitive Businesses	(0.23)	(0.10)	(0.09)	(0.13)	-

TOTAL SPECIAL ITEMS	(0.37)	(0.31)	(0.16)	0.64	(0.21)

OPERATIONAL
Utility/Parent/Other	3.02	2.43	2.74	3.20	3.03

Competitive Businesses
Entergy Nuclear	3.45	4.07	2.75	1.46	1.32
Non-Nuclear Wholesale Assets	0.20	0.01	0.27	0.06	0.05

Total Competitive Businesses	3.65	4.08	3.02	1.52	1.37

CONSOLIDATED OPERATIONAL EARNINGS	6.67	6.51	5.76	4.72	4.40

Weather Impact	(0.01)	(0.02)	0.11	0.07	0.10

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

($/share)	2009	2008	2007	2006	2005
UTILITY/PARENT/OTHER SPECIAL ITEMS
Non-utility nuclear spin-off expenses	(0.14)	(0.28)	-	-	-
Dilution effect - unsuccessful remarketing	-	0.07	-	-	-
Nuclear alignment	-	-	(0.07)	-	-
ENOI results	-	-	-	0.02	-
Entergy-Koch, LP gain	-	-	-	0.26	-
Restructuring - Entergy-Koch, LP distribution	-	-	-	0.49	-
Retail business impairment reserve	-	-	-	-	(0.12)
Retail business discontinued operations	-	-	-	-	(0.09)

Total	(0.14)	(0.21)	(0.07)	0.77	(0.21)

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Non-utility nuclear spin-off dis-synergies	(0.23)	-	-	-	-
Dilution effect - unsuccessful remarketing	-	(0.10)	-	-	-
Nuclear alignment	-	-	(0.09)	-	-
Non-Nuclear Wholesale Assets write-off of tax capital losses	-	-	-	(0.13)	-

Total	(0.23)	(0.10)	(0.09)	(0.13)	-

TOTAL SPECIAL ITEMS	(0.37)	(0.31)	(0.16)	0.64	(0.21)

($ millions)	2009	2008	2007	2006	2005
UTILITY/PARENT/OTHER SPECIAL ITEMS
Non-utility nuclear spin-off expenses	(27.0)	(55.4)	-	-	-
Nuclear alignment	-	-	(13.6)	-	-
ENOI results	-	-	-	4.1	-
Entergy-Koch, LP gain	-	-	-	55.0	-
Restructuring - Entergy-Koch, LP distribution	-	-	-	104.0	-
Retail business impairment reserve	-	-	-	-	(25.8)
Retail business discontinued operations	-	-	-	(0.5)	(18.9)

Total	(27.0)	(55.4)	(13.6)	162.6	(44.7)

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Non-utility nuclear spin-off dis-synergies	(44.0)	-	-	-	-
Nuclear alignment	-	-	(18.4)	-	-
Non-Nuclear Wholesale Assets write-off of tax capital losses	-	-	-	(27.7)	-

Total	(44.0)	-	(18.4)	(27.7)	-

TOTAL SPECIAL ITEMS	(71.0)	(55.4)	(32.0)	134.9	(44.7)

FINANCIAL RESULTS

DESCRIPTION OF ENTERGY CORPORATION CONSOLIDATED SPECIAL ITEMS

MAIN EARNINGS CATEGORY
UTILITY/PARENT/OTHER SPECIAL ITEMS
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
Nuclear alignment	Operating expenses: Other operation and maintenance
ENOI results	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Entergy-Koch, LP gain	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Restructuring – Entergy-Koch, LP distribution	Income taxes
Retail business impairment reserve	Discontinued operations
Retail business discontinued operations	Discontinued operations

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Non-utility nuclear spin-off dis-synergies	Operating expenses: Other operation and maintenance
Operating expenses: Depreciation
Interest and Other Charges: Other interest
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
Nuclear alignment	Operating expenses: Other operation and maintenance
Non-Nuclear Wholesale Assets write-off of tax capital losses	Income taxes

(a)	Entergy had 10,000,000 equity units outstanding as of December 31, 2008, that obligated the holders to purchase a certain number of shares of Entergy common stock for a stated price no later than February 17, 2009. Under the terms of the purchase contracts, Entergy attempted to remarket the notes payable associated with the equity units in February 2009 but was unsuccessful, the note holders put the notes to Entergy, Entergy retired the notes, and Entergy issued 6,598,000 shares of common stock in the settlement of the purchase contracts.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME (unaudited)

In thousands, except share data, for the years ended December 31,	2009	2008	2007	2006 (a)	2005 (a)
OPERATING REVENUES:
Electric	$7,880,016	$10,073,160	$9,046,301	$9,063,135	$8,446,830
Natural gas	172,213	241,856	206,073	84,230	77,660
Competitive businesses	2,693,421	2,778,740	2,232,024	1,784,793	1,581,757

Total	10,745,650	13,093,756	11,484,398	10,932,158	10,106,247

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,309,831	3,577,764	2,934,833	3,144,073	2,176,015
Purchased power	1,395,203	2,491,200	1,986,950	2,138,237	2,521,247
Nuclear refueling outage expenses	241,310	221,759	180,971	169,567	162,653
Other operation and maintenance	2,750,810	2,742,762	2,649,654	2,335,364	2,122,206
Decommissioning	199,063	189,409	167,898	145,884	143,121
Taxes other than income taxes	503,859	496,952	489,058	428,561	382,521
Depreciation and amortization	1,082,775	1,030,860	963,712	887,792	856,377
Other regulatory charges (credits) – net	(21,727)	59,883	54,954	(122,680)	(49,882)

Total	8,461,124	10,810,589	9,428,030	9,126,798	8,314,258

OPERATING INCOME	2,284,526	2,283,167	2,056,368	1,805,360	1,791,989

OTHER INCOME:
Allowance for equity funds used during construction	59,545	44,523	42,742	39,894	45,736
Interest and dividend income	236,628	197,872	238,911	198,835	150,479
Other than temporary impairment losses	(86,069)	(49,656)	(4,914)	-	-
Equity in earnings (loss) of unconsolidated equity affiliates	(7,793)	(11,684)	3,176	93,744	985
Miscellaneous – net	(32,603)	(11,768)	(24,860)	16,114	14,251

Total	169,708	169,287	255,055	348,587	211,451

INTEREST AND OTHER CHARGES:
Interest on long-term debt	520,716	500,898	506,089	498,451	440,334
Other interest – net	82,963	133,290	155,995	75,502	64,646
Allowance for borrowed funds used during construction	(33,235)	(25,267)	(25,032)	(23,931)	(29,376)

Total	570,444	608,921	637,052	550,022	475,604

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,883,790	1,843,533	1,674,371	1,603,925	1,527,836
Income taxes	632,740	602,998	514,417	443,044	559,284

INCOME FROM CONTINUING OPERATIONS	1,251,050	1,240,535	1,159,954	1,160,881	968,552
LOSS FROM DISCONTINUED OPERATIONS
(net of income tax expense (benefit) of $67 and $(24,051), respectively)	-	-	-	(496)	(44,794)

CONSOLIDATED NET INCOME	1,251,050	1,240,535	1,159,954	1,160,385	923,758

Preferred dividend requirements of subsidiaries	19,958	19,969	25,105	27,783	25,427

NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,231,092	$1,220,566	$1,134,849	$1,132,602	$898,331

Basic earnings (loss) per average common share:
Continuing operations	$6.39	$6.39	$5.77	$5.46	$4.49
Discontinued operations	-	-	-	-	$(0.21)
Basic earnings (loss) per average common share	$6.39	$6.39	$5.77	$5.46	$4.27
Diluted earnings (loss) per average common share:
Continuing operations	$6.30	$6.20	$5.60	$5.36	$4.40
Discontinued operations	-	-	-	-	$(0.21)
Diluted earnings (loss) per average common share	$6.30	$6.20	$5.60	$5.36	$4.19
Dividends declared per common share	$3.00	$3.00	$2.58	$2.16	$2.16
Average number of common shares outstanding:
Basic	192,772,032	190,925,613	196,572,945	207,456,838	210,141,887
Diluted	195,838,068	201,011,588	202,780,283	211,452,455	214,441,362

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2009 CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, except share data, for the year ended December 31, 2009.	UTILITY/ PARENT/ OTHER	COMPETITIVE BUSINESSES	ELIMINATIONS	CONSOLIDATED
OPERATING REVENUES:
Electric	$7,883,140	$ -	$ (3,124)	$7,880,016
Natural gas	172,213	-	-	172,213
Competitive businesses	29,953	2,686,806	(23,338)	2,693,421

Total	8,085,306	2,686,806	(26,462)	10,745,650

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,026,893	284,191	(1,253)	2,309,831
Purchased power	1,356,418	62,586	(23,801)	1,395,203
Nuclear refueling outage expenses	105,016	136,293	-	241,310
Other operation and maintenance	1,851,090	901,585	(1,864)	2,750,810
Decommissioning	99,683	99,380	-	199,063
Taxes other than income taxes	403,957	99,903	-	503,859
Depreciation and amortization	933,758	149,017	-	1,082,775
Other regulatory (credits) - net	(21,727)	-	-	(21,727)

Total	6,755,088	1,732,955	(26,918)	8,461,124

OPERATING INCOME	1,330,218	953,851	456	2,284,526

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	59,545	-	-	59,545
Interest and dividend income	153,400	211,805	(128,577)	236,628
Other than temporary impairment losses	-	(86,069)	-	(86,069)
Equity in (loss) of unconsolidated equity affiliates	(3,327)	(4,466)	-	(7,793)
Miscellaneous – net	(11,998)	(20,149)	(456)	(32,603)

Total	197,620	101,121	(129,033)	169,708

INTEREST AND OTHER CHARGES:
Interest on long-term debt	511,451	9,265	-	520,716
Other interest – net	162,370	49,170	(128,577)	82,963
Allowance for borrowed funds used during construction	(33,235)	-	-	(33,235)

Total	640,586	58,435	(128,577)	570,444

INCOME BEFORE INCOME TAXES	887,252	996,537	-	1,883,790
Income taxes	308,552	324,187	-	632,740

CONSOLIDATED NET INCOME	578,700	672,350	-	1,251,050

Preferred dividend requirements of subsidiaries	17,329	2,629	-	19,958

NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$ 561,371	$ 669,721	$ -	$1,231,092

Earnings Per Average Common Share:
Basic	$2.91	$3.48	$ -	$6.39
Diluted	$2.88	$3.42	$ -	$6.30

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2009	2008	2007	2006 (a)	2005(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$ 85,861	$ 115,876	$ 126,652	$ 117,379	$ 221,773
Temporary cash investments	1,623,690	1,804,615	1,127,076	898,773	361,047

Total cash and cash equivalents	1,709,551	1,920,491	1,253,728	1,016,152	582,820

Securitization recovery trust account	13,098	12,062	19,273	-	-
Notes receivable – Entergy New Orleans DIP loan	-	-	-	51,934	90,000
Notes receivable	-	-	-	699	3,227
Accounts receivable:
Customer	553,692	734,204	610,724	552,376	763,993
Allowance for doubtful accounts	(27,631)	(25,610)	(25,789)	(19,348)	(30,805)
Other	152,303	206,627	303,060	345,400	324,876
Accrued unbilled revenues	302,463	282,914	288,076	249,165	477,570

Total accounts receivable	980,827	1,198,135	1,176,071	1,127,593	1,535,634

Deferred fuel costs	126,798	167,092	-	-	543,927
Accumulated deferred income taxes	-	7,307	38,117	11,680	-
Fuel inventory – at average cost	196,855	216,145	208,584	193,098	206,195
Materials and supplies – at average cost	825,702	776,170	692,376	604,998	610,932
Deferred nuclear refueling outage costs	225,290	221,803	172,936	147,521	164,152
System agreement cost equalization	70,000	394,000	268,000	-	-
Prepayments and other	386,040	247,184	129,162	171,759	325,795

Total	4,534,161	5,160,389	3,958,247	3,325,434	4,062,682

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	39,580	66,247	78,992	229,089	296,784
Decommissioning trust funds	3,211,183	2,832,243	3,307,636	2,858,523	2,606,765
Non-utility property – at cost (less accumulated depreciation)	247,664	231,115	220,204	212,726	228,833
Other	120,273	107,939	82,563	47,115	81,535

Total	3,618,700	3,237,544	3,689,395	3,347,453	3,213,917

PROPERTY, PLANT AND EQUIPMENT:
Electric	36,343,772	34,495,406	32,959,022	30,713,284	29,161,027
Property under capital lease	783,096	745,504	740,095	730,182	727,565
Natural gas	314,256	303,769	300,767	92,787	86,794
Construction work in progress	1,547,319	1,712,761	1,054,833	786,147	1,524,085
Nuclear fuel under capital lease	527,521	465,374	361,502	336,017	271,615
Nuclear fuel	739,827	636,813	665,620	494,759	436,646

Total property, plant and equipment	40,255,791	38,359,627	36,081,839	33,153,176	32,207,732
Less – accumulated depreciation and amortization	16,866,389	15,930,513	15,107,569	13,715,099	13,010,687

Property, plant and equipment – net	23,389,402	22,429,114	20,974,270	19,438,077	19,197,045

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	619,500	581,719	595,743	740,110	735,221
Other regulatory assets	3,647,154	3,615,104	2,971,399	2,768,352	2,133,724
Deferred fuel costs	172,202	168,122	168,122	168,122	120,489
Long-term receivables	-	-	-	19,349	25,572
Goodwill	377,172	377,172	377,172	377,172	377,172
Other	1,006,306	1,047,654	908,654	898,662	991,835

Total	5,822,334	5,789,771	5,021,090	4,971,767	4,384,013

TOTAL ASSETS	$37,364,597	$36,616,818	$33,643,002	$31,082,731	$30,857,657

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2009	2008	2007	2006 (a)	2005 (a)
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 711,957	$ 544,460	$ 996,757	$ 181,576	$ 103,517
Notes payable	30,031	55,034	25,037	25,039	40,041
Accounts payable	998,228	1,475,745	1,031,300	1,122,596	1,655,787
Customer deposits	323,342	302,303	291,171	248,031	222,206
Taxes accrued	-	75,210	-	187,324	188,159
Accumulated deferred income taxes	48,584	-	-	-	143,409
Interest accrued	192,283	187,310	187,968	160,831	154,855
Deferred fuel costs	219,639	183,539	54,947	73,031	-
Obligations under capital leases	212,496	162,393	152,615	153,246	130,882
Pension and other postretirement liabilities	55,031	46,288	34,795	41,912	-
System agreement cost equalization	187,204	460,315	268,000	-	-
Other	215,202	273,297	214,164	271,544	473,510

Total	3,193,997	3,765,894	3,256,754	2,465,130	3,112,366

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	7,422,319	6,565,770	6,379,679	5,820,700	5,282,759
Accumulated deferred investment tax credits	308,395	325,570	343,539	358,550	376,550
Obligations under capital leases	354,233	343,093	220,438	188,033	175,005
Other regulatory liabilities	421,985	280,643	490,323	449,237	408,667
Decommissioning and asset retirement cost liabilities	2,939,539	2,677,495	2,489,061	2,023,846	1,923,971
Transition to competition	-	-	-	79,098	79,101
Accumulated provisions	141,315	147,452	133,406	88,902	144,880
Pension and other postretirement liabilities	2,241,039	2,177,993	1,361,326	1,410,433	1,118,964
Long-term debt	10,705,738	11,174,289	9,728,135	8,798,087	8,824,493
Preferred stock with sinking fund	-	-	-	10,500	13,950
Other	711,334	880,998	1,066,508	847,415	1,202,706

Total	25,245,897	24,573,303	22,212,415	20,074,801	19,551,046

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	217,343	217,029	217,162	244,913	345,974

EQUITY:
Common shareholders’ equity:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 254,752,788 shares in 2009, 248,174,087 shares in 2008, 2007, 2006 and 2005	2,548	2,482	2,482	2,482	2,482
Paid-in capital	5,370,042	4,869,303	4,850,769	4,827,265	4,817,637
Retained earnings	8,043,122	7,382,719	6,735,965	6,113,042	5,433,931
Accumulated other comprehensive income (loss)	(75,185)	(112,698)	8,320	(100,512)	(343,819)
Less – treasury stock, at cost (65,634,580 shares in 2009; 58,815,518 shares in 2008; 55,053,847 shares in 2007; 45,506,311 shares in 2006; 40,644,602 shares in 2005)	4,727,167	4,175,214	3,734,865	2,644,390	2,161,960

Total common shareholders’ equity	8,613,360	7,966,592	7,862,671	8,197,887	7,748,271

Subsidiaries preferred stock without sinking fund	94,000	94,000	94,000	100,000	100,000

Total	8,707,360	8,060,592	7,956,671	8,297,887	7,848,271

TOTAL LIABILITIES AND EQUITY	$37,364,597	$36,616,818	$33,643,002	$31,082,731	$30,857,657

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2009 CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2009.	UTILITY/ PARENT/ OTHER	COMPETITIVE BUSINESSES	ELIMINATIONS	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$ 82,155	$ 3,706	$ -	$ 85,861
Temporary cash investments – at cost,	1,208,025	415,665	-	1,623,690

Total cash and cash equivalents	1,290,180	419,371	-	1,709,551

Securitization recovery trust account	13,098	-	-	13,098
Notes receivable	203,916	1,760,420	(1,964,336)	-
Accounts receivable:
Customer	331,936	221,756	-	553,692
Allowance for doubtful accounts	(27,428)	(203)	-	(27,631)
Associated companies	25,381	117,483	(142,864)	-
Other	137,968	14,335	-	152,303
Accrued unbilled revenues	302,463	-	-	302,463

Total accounts receivable	770,320	353,371	(142,864)	980,827

Deferred fuel costs	126,798	-	-	126,798
Accumulated deferred income taxes	-	-	-	-
Fuel inventory – at average cost	194,827	2,028	-	196,855
Materials and supplies – at average cost	526,543	299,159	-	825,702
Deferred nuclear refueling outage costs	106,428	118,862	-	225,290
System agreement cost equalization	70,000	-	-	70,000
Prepayments and other	79,084	417,960	(111,004)	386,040

Total	3,381,194	3,371,171	(2,218,204)	4,534,161

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	6,871,604	1,042,565	(7,874,589)	39,580
Decommissioning trust funds	1,325,863	1,885,320	-	3,211,183
Non-utility property – at cost (less accumulated depreciation)	239,956	7,708	-	247,664
Other	110,645	9,628	-	120,273

Total	8,548,068	2,945,221	(7,874,589)	3,618,700

PROPERTY, PLANT AND EQUIPMENT:
Electric	32,446,351	3,897,421	-	36,343,772
Property under capital lease	783,096	-	-	783,096
Natural gas	314,256	-	-	314,256
Construction work in progress	1,133,823	413,496	-	1,547,319
Nuclear fuel under capital lease	527,521	-	-	527,521
Nuclear fuel	219,317	520,510	-	739,827

Total property, plant and equipment	35,424,364	4,831,427	-	40,255,791
Less – accumulated depreciation and amortization	16,159,041	707,348	-	16,866,389

Property, plant and equipment – net	19,265,323	4,124,079	-	23,389,402

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes—net	619,500	-	-	619,500
Other regulatory assets	3,647,154	-	-	3,647,154
Deferred fuel costs	172,202	-	-	172,202
Goodwill	374,099	3,073	-	377,172
Other	649,258	873,457	(516,409)	1,006,306

Total	5,462,213	876,530	(516,409)	5,822,334

TOTAL ASSETS	$ 36,656,798	$ 11,317,001	$ (10,609,202)	$ 37,364,597

Totals may not foot due to rounding.

FINANCIAL RESULTS

2009 CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2009.	UTILITY/ PARENT/ OTHER	COMPETITIVE BUSINESSES	ELIMINATIONS	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 681,016	$ 30,941	$ -	$ 711,957
Notes payable:
Associated companies	1,964,336	-	(1,964,336)	-
Other	30,031	-	-	30,031
Accounts payable:
Associated companies	130,229	10,612	(140,841)	-
Other	753,362	244,866	-	998,228
Customer deposits	323,092	250	-	323,342
Taxes accrued	107,944	-	(107,944)	-
Accumulated deferred income taxes	48,584	-	-	48,584
Interest accrued	191,375	908	-	192,283
Deferred fuel costs	219,639	-	-	219,639
Obligations under capital leases	212,496	-	-	212,496
Pension and other postretirement liabilities	49,912	5,119	-	55,031
System agreement cost equalization	187,204	-	-	187,204
Other	54,279	163,983	(3,060)	215,202

Total	4,953,499	456,679	(2,216,181)	3,193,997

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,609,839	2,812,480	-	7,422,319
Accumulated deferred investment tax credits	308,395	-	-	308,395
Obligations under capital leases	354,233	-	-	354,233
Other regulatory liabilities	421,985	-	-	421,985
Decommissioning and asset retirement cost liabilities	1,618,845	1,320,694	-	2,939,539
Accumulated provisions	132,225	9,090	-	141,315
Pension and other postretirement liabilities	1,771,350	469,689	-	2,241,039
Long-term debt	10,549,181	156,557	-	10,705,738
Other	451,438	786,443	(526,547)	711,334

Total	20,217,491	5,554,953	(526,547)	25,245,897

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	186,510	82,953	(52,120)	217,343

EQUITY:
Common shareholders’ equity:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 254,752,788 shares in 2009	2,163,815	982,040	(3,143,307)	2,548
Paid-in capital	8,915,541	1,882,103	(5,427,602)	5,370,042
Retained earnings	5,103,166	2,316,101	623,855	8,043,122
Accumulated other comprehensive income (loss)	(130,057)	54,872	-	(75,185)
Less – treasury stock, at cost (65,634,580 shares in 2009)	4,847,167	12,700	(132,700)	4,727,167

Total common shareholders’ equity	11,205,298	5,222,416	(7,814,354)	8,613,360

Subsidiaries preferred stock without sinking fund	94,000	-	-	94,000

Total	11,299,298	5,222,416	(7,814,354)	8,707,360

TOTAL LIABILITIES AND EQUITY	$36,656,798	$ 11,317,001	$ (10,609,202)	$37,364,597

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2009	2008	2007	2006 (a)	2005 (a)
OPERATING ACTIVITIES:
Consolidated net income	$ 1,251,050	$ 1,240,535	$ 1,159,954	$ 1,160,385	$ 923,758
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(508)	(8,285)	(15,574)	36,352	(82,033)
Other regulatory charges (credits) – net	(21,727)	59,883	54,954	(122,680)	(49,882)
Depreciation, amortization, and decommissioning	1,281,838	1,220,269	1,131,610	1,035,153	1,001,852
Deferred income taxes, investment tax credits, and non-current taxes accrued	864,684	333,948	476,241	738,643	487,804
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	7,793	11,684	(3,176)	4,436	4,315
Provisions for asset impairments and restructuring charges	-	-	-	-	39,767
Changes in working capital:
Receivables	116,444	78,653	(62,646)	408,042	(367,351)
Fuel inventory	19,291	(7,561)	(10,445)	13,097	(83,125)
Accounts payable	(14,251)	(23,225)	(103,048)	(83,884)	303,194
Taxes accrued	(75,210)	75,210	(187,324)	(835)	(33,306)
Interest accrued	4,974	(652)	11,785	5,975	15,133
Deferred fuel	72,314	(38,500)	912	582,947	(236,801)
Other working capital accounts	(228,210)	(72,372)	(73,269)	64,479	(45,653)
Provision for estimated losses and reserves	(12,030)	12,462	(59,292)	39,822	(3,704)
Changes in other regulatory assets	(415,157)	(324,211)	254,736	(454,458)	(311,934)
Changes in pensions and other postretirement liabilities	71,789	828,160	(56,224)	333,381	-
Other	10,074	(61,670)	40,576	(313,016)	(94,226)

Net cash flow provided by operating activities	2,933,158	3,324,328	2,559,770	3,447,839	1,467,808

INVESTING ACTIVITIES:
Construction / capital expenditures	(1,931,245)	(2,212,255)	(1,578,030)	(1,633,268)	(1,458,086)
Allowance for equity funds used during construction	59,545	44,523	42,742	39,894	45,736
Nuclear fuel purchases	(525,474)	(423,951)	(408,732)	(326,248)	(314,414)
Proceeds from sale / leaseback of nuclear fuel	284,997	297,097	169,066	135,190	184,403
Proceeds from sale of assets and businesses	39,554	30,725	13,063	77,159	-
Payment for purchase of plant	-	(266,823)	(336,211)	(88,199)	(162,075)
Insurance proceeds received for property damages	53,760	130,114	83,104	18,828	-
Changes in transition charge account	(1,036)	7,211	(19,273)	-	-
NYPA value sharing payment	(72,000)	(72,000)	-	-	-
Increase (decrease) in other investments	94,154	(72,833)	41,720	(6,353)	9,905
Purchases of other temporary investments	-	-	-	-	(1,591,025)
Liquidation of other temporary investments	-	-	-	-	1,778,975
Proceeds from nuclear decommissioning trust fund sales	2,570,523	1,652,277	1,583,584	777,584	944,253
Investment in nuclear decommissioning trust funds	(2,667,172)	(1,704,181)	(1,708,764)	(884,123)	(1,039,824)
Other regulatory investments	-	-	-	(38,037)	(390,456)

Net cash flow used in investing activities	(2,094,394)	(2,590,096)	(2,117,731)	(1,927,573)	(1,992,608)

FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	2,003,469	3,456,695	2,866,136	1,837,713	4,302,570
Preferred equity	-	-	10,000	73,354	127,995
Common stock and treasury stock	28,198	34,775	78,830	70,455	106,068
Retirement of long-term debt	(1,843,169)	(2,486,806)	(1,369,945)	(1,804,373)	(2,689,206)
Repurchase of common stock	(613,125)	(512,351)	(1,215,578)	(584,193)	(878,188)
Redemption of preferred stock	(1,847)	-	(57,827)	(183,881)	(33,719)
Changes in short-term borrowings – net	(25,000)	30,000	-	(15,000)	39,850
Dividends paid:
Common stock	(576,956)	(573,045)	(507,327)	(448,954)	(453,508)
Preferred equity	(19,958)	(20,025)	(25,875)	(28,848)	(25,472)

Net cash flow provided by (used in) financing activities	(1,048,388)	(70,757)	(221,586)	(1,083,727)	496,390

Effect of exchange rates on cash and cash equivalents	(1,316)	3,288	30	(3,207)	(602)

Net increase (decrease) in cash and cash equivalents	(210,940)	666,763	220,483	433,332	(29,012)
Cash and cash equivalents at beginning of period	1,920,491	1,253,728	1,016,152	582,820	619,786

Effect of the reconsolidation of Entergy New Orleans on cash and cash equivalents	-	-	17,093	-	-
Effect of the deconsolidation of Entergy New Orleans on cash and cash equivalents	-	-	-	-	(7,954)

Cash and cash equivalents at end of period	$ 1,709,551	$ 1,920,491	$ 1,253,728	$ 1,016,152	$ 582,820

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2009	2008	2007	2006 (a)	2005 (a)
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$568,417	$612,288	$611,197	$514,189	$461,345
Income taxes	$43,057	$137,234	$376,808	$(147,435)	$116,072
Noncash financing activities:
Long-tern debt retired (equity unit notes)	($500,000)	$-	$-	$-	$-
Common stock issued in settlement of equity unit purchase contracts	$500,000	$-	$-	$-	$-

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

CASH FLOW INFORMATION BY BUSINESS

For the years ended December 31, 2009, 2008, 2007, 2006, and 2005.	UTILITY/ PARENT/ OTHER	ENTERGY NUCLEAR	ENERGY COMMODITY SERVICES	CONSOLIDATED
($ thousands)
2009
Net cash flow provided by operating activities	461,984	2,434,449	36,725	2,933,158
Net cash flow provided by (used in) investing activities	(110,576)	(1,978,037)	(5,781)	(2,094,394)
Net cash flow provided by (used in) financing activities	(528,234)	(474,028)	(46,126)	(1,048,388)

2008
Net cash flow provided by operating activities	2,050,984	1,255,284	18,060	3,324,328
Net cash flow provided by (used in) investing activities	(2,197,024)	(471,590)	78,518	(2,590,096)
Net cash flow provided by (used in) financing activities	811,567	(799,861)	(82,463)	(70,757)

2007
Net cash flow provided by (used in) operating activities	1,721,098	879,940	(41,268)	2,559,770
Net cash flow provided by (used in) investing activities	(1,273,575)	(883,397)	39,241	(2,117,731)
Net cash flow provided by (used in) financing activities	(260,080)	47,705	(9,211)	(221,586)

2006(a)
Net cash flow provided by (used in) operating activities	2,708,871	833,318	(94,350)	3,447,839
Net cash flow provided by (used in) investing activities	(1,487,005)	(450,219)	9,651	(1,927,573)
Net cash flow provided by (used in) financing activities	(959,555)	(211,544)	87,372	(1,083,727)

2005(a)
Net cash flow provided by (used in) operating activities	934,562	551,263	(18,017)	1,467,808
Net cash flow provided by (used in) investing activities	(1,673,600)	(368,497)	49,489	(1,992,608)
Net cash flow provided by (used in) financing activities	640,489	(110,482)	(33,617)	496,390

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS, COMPREHENSIVE INCOME, AND PAID–IN CAPITAL (unaudited)

In thousands, for the years ended December 31,	2009		2008		2007		2006		2005
RETAINED EARNINGS
Retained Earnings – Beginning of period	$7,382,719		$6,735,965		$6,113,042		$5,433,931		$4,989,826
Add:
Net income attributable to Entergy Corporation	1,231,092	$1,231,092	1,220,566	$1,220,566	1,134,849	$1,134,849	1,132,602	$1,132,602	898,331	$898,331
Adjustment related to implementation of new accounting pronouncements	6,365		-		(4,600)		-		-

Total	1,237,457		1,220,566		1,130,249		1,132,602		898,331

Deduct:
Dividends declared on common stock	576,913		573,924		507,326		448,572		453,657
Capital stock and other expenses	141		(112)		-		4,919		569

Total	577,054		573,812		507,326		453,491		454,226

Retained Earnings – End of period	$8,043,122		$7,382,719		$6,735,965		$6,113,042		$5,433,931

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance at beginning of period:
Accumulated derivative instrument fair value changes	$120,830		$(12,540)		$(105,578)		$(392,614)		$(141,411)
Pension and other postretirement liabilities	(232,232)		(107,145)		(105,909)		-		-
Net unrealized investment gains	(4,402)		121,611		104,551		67,923		51,915
Foreign currency translation	3,106		6,394		6,424		3,217		2,615
Minimum pension liability	-		-		-		(22,345)		(6,572)

Total	(112,698)		8,320		(100,512)		(343,819)		(93,453)

Net derivative instrument fair value changes arising during the period (net of tax expense (benefit) of $333, $78,837, $57,185, $187,462, and $(159,236))	(2,887)	(2,887)	133,370	133,370	93,038	93,038	287,036	287,036	(251,203)	(251,203)
Pension and other postretirement liabilities (net of tax expense (benefit) of $(34,415), $(68,076), $29,994, $(92,419), and $0)	(35,707)	(35,707)	(125,087)	(125,087)	(1,236)	(1,236)	(75,805)	-	-	-
Net unrealized investment gains (net of tax expense (benefit) of $102,845, $(108,049), $23,562, $28,428, and $10,573)	82,929	82,929	(126,013)	(126,013)	17,060	17,060	36,628	36,628	16,008	16,008
Adjustment related to implementation of new accounting pronouncement (net of tax benefit of $(4,921))	(6,365)	-	-	-	-	-	-	-	-	-
Foreign currency translation (net of tax expense (benefit) of $(246), $(1,770), $(16), $1,122, and $211)	(457)	(457)	(3,288)	(3,288)	(30)	(30)	3,207	3,207	602	602
Minimum pension liability (net of tax expense (benefit) of $0, $0, $0, $(5,911), and $(9,176))	-	-	-	-	-	-	(7,759)	(7,759)	(15,773)	(15,773)

Balance at end of period:
Accumulated derivative instrument fair value changes	117,943		120,830		(12,540)		(105,578)		(392,614)
Pension and other postretirement liabilities	(267,939)		(232,232)		(107,145)		(105,909)		-
Net unrealized investment gains	72,162		(4,402)		121,611		104,551		67,923
Foreign currency translation	2,649		3,106		6,394		6,424		3,217
Minimum pension liability	-		-		-		-		(22,345)

Total	$(75,185)		$(112,698)		$8,320		$(100,512)		$(343,819)

Add: preferred dividend requirements of subsidiaries		19,958		19,969		25,105		27,783		25,427

Comprehensive Income		$1,294,928		$1,119,517		$1,268,786		$1,479,497		$673,392

PAID-IN CAPITAL
Paid-in Capital – Beginning of period	$4,869,303		$4,850,769		$4,827,265		$4,817,637		$4,835,375
Add (Deduct):
Issuance of equity units	-		-		-		-		(39,904)
Common stock issuances in settlement of equity unit purchase contracts	499,934		-		-		-		-
Common stock issuances related to stock plans	805		18,534		23,504		9,628		22,166

Total	$500,739		$18,534		$23,504		$9,628		$(17,738)

Paid-in Capital – End of period	$5,370,042		$4,869,303		$4,850,769		$4,827,265		$4,817,637

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

($ millions)	2009	2008	2007	2006	2005
Utility/Parent/Other
Entergy New Orleans	62	103	94	76	58
All others	1,510	2,101	1,225	1,398	1,458
Entergy Nuclear	430	344	595	303	161
Energy Commodity Services	1	3	-	21	1

Total Historical Capital Expenditures	2,003	2,551	1,914	1,798	1,678

PLANNED CAPITAL EXPENDITURES

($ millions)	2010	2011	2012
Maintenance Capital:
Utility/Parent/Other	785	790	830
Entergy Nuclear	92	140	123

Total Maintenance Capital	877	930	953

Other Capital Commitments:
Utility/Parent/Other	991	1,578	926
Entergy Nuclear	349	220	219

Total Other Capital Commitments	1,340	1,798	1,145

Total Planned Capital Expenditures	2,217	2,728	2,098

The three year capital plan includes $420 million for the installation of scrubbers and low NOx burners at Entergy Arkansas’ White Bluff coal plant which was delayed upon approval of a variance from the October 2013 compliance date by the Arkansas Pollution Control and Ecology Commission.

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT		RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE
						AS OF DECEMBER 31,
CUSIP						2009	2008	2007
							($ millions)
	$3.5B Bank Credit Facility		08/12			2,566	3,237	2,251
	Bank Term Loan	1.07%	06/10			60	60	60
29364GA*4	6.17% Notes	6.17%	03/08	Now	MW (T+.50%)	-	-	72
29364GB*3	6.23% Notes	6.23%	03/08	Now	MW (T+.50%)	-	-	15
29364GAC7	6.13% Notes	6.13%	09/08	Now	MW (T+.50%)	-	-	150
29364GAA1	7.75% Notes	7.75%	12/09	Now	MW (T+.50%)	-	267	267
29364GAB9	6.58% Notes	6.58%	05/10	Now	MW (T+.50%)	75	75	75
29364GB@1	6.9% Notes	6.9%	11/10	Now	MW (T+.50%)	140	140	140
29364G202, 29364G301	7.625% Notes(a)	7.625%	02/11			-	500	500
29364GA@2	7.06% Notes	7.06%	03/11	Now	MW (T+.50%)	86	86	86

	Total					2,927	4,365	3,616

(a)	In December 2005, Entergy Corporation sold 10 million equity units with a stated amount of $50 each. An equity unit consisted of (1) a note, initially due February 2011 and initially bearing interest at an annual rate of 5.75%, and (2) a purchase contract that obligated the holder of the equity unit to purchase for $50 between 0.5705 and 0.7074 shares of Entergy Corporation common stock on or before February 17, 2009. Entergy paid the holders quarterly contract adjustment payments of 1.875% per year on the stated amount of $50 per equity unit. Under the terms of the purchase contracts, Entergy attempted to remarket the notes in February 2009 but was unsuccessful, the note holders put the notes to Entergy, Entergy retired the notes, and Entergy issued 6,598,000 shares of common stock in the settlement of the purchase contracts.

SECURITIES RATINGS (OUTLOOK)

CORPORATE CREDIT
As of June 2010.	MOODY’S	S&P
Entergy Corporation	Baa3 (stable)	BBB (outlook stable)

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS

	2009					2008					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	111.6	147.2	294.8	137.9	691.6	117.1	159.7	257.8	53.2	587.8	17.7
Return on Average Invested Capital –
As-Reported (%)*	6.0	5.8	5.9	6.4	6.4	7.0	6.9	6.1	6.0	6.0	6.7
Return on Average Common Equity –
As-Reported (%)*	8.8	8.5	8.8	10.1	10.1	10.9	10.9	9.4	8.9	8.9	13.5
Debt to Capital Ratio (%)	53.0	53.5	53.1	55.6	55.6	51.9	52.1	53.1	53.0	53.0	4.9
Debt to Capital Ratio, excluding securitization debt (%)	52.0	52.6	52.2	53.2	53.2	50.8	51.0	52.1	52.0	52.0	2.3
NON-GAAP MEASURES
Operational Earnings ($ millions)	111.6	147.2	294.8	137.9	691.6	117.1	159.7	257.8	53.2	587.8	17.7
Return on Average Invested Capital –
Operational (%)*	6.0	5.8	5.9	6.4	6.4	7.1	7.0	6.2	6.0	6.0	6.7
Return on Average Common Equity –
Operational (%)*	8.8	8.5	8.8	10.1	10.1	11.1	11.1	9.6	8.9	8.9	13.5
Net Debt to Net Capital Ratio, excluding securitization debt (%)	50.4	50.5	49.3	49.2	49.2	49.7	49.8	49.6	50.0	50.0	(1.6)

*	Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS

	2009	2008	2007	2006 (a)	2005 (a)
GAAP MEASURES
As-Reported Net Income ($ millions)	691.6	587.8	682.7	691.2	659.8
Return on Average Invested Capital – As-Reported (%)	6.4	6.0	6.9	7.2	7.1
Return on Average Common Equity – As-Reported (%)	10.1	8.9	10.6	11.3	11.4
Debt to Capital Ratio (%)	55.6	53.0	51.5	51.3	51.8
Debt to Capital Ratio, excluding securitization debt (%)	53.2	52.0	50.3	51.3	51.8
NON-GAAP MEASURES
Operational Earnings ($ millions)	691.6	587.8	696.4	687.1	659.8
Return on Average Invested Capital – Operational (%)	6.4	6.0	7.0	7.2	7.1
Return on Average Common Equity – Operational (%)	10.1	8.9	10.8	11.2	11.4
Net Debt to Net Capital Ratio, excluding securitization debt (%)	49.2	50.0	47.2	49.1	50.7

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)

($ millions)	2009	2008	2007	2006	2005
Entergy Arkansas	264	584	305	259	317
Entergy Gulf States Louisiana(b)	274	360	168	159	157
Entergy Louisiana	468	584	322	449	551
Entergy Mississippi	131	156	157	240	164
Entergy New Orleans	62	103	94	76	58
Entergy Texas	188	284	167	217	214
System Energy Resources	91	86	84	34	37
Other	94	31	19	18	7

Total excluding Entergy New Orleans	1,510	2,085	1,222	1,376	1,447

Total including Entergy New Orleans	1,572	2,188	1,316	1,452	1,505

(a)	Historical capital expenditures include storm capital spending.

(b)	Excludes Entergy Texas capital expenditures.

Certain prior year data has been reclassified to conform with current year presentation.

UTILITY PLANNED CAPITAL EXPENDITURES(a)

	2010		2011		2012
($ millions)	MAINTENANCE CAPITAL	CAPITAL COMMITMENTS	MAINTENANCE CAPITAL	CAPITAL COMMITMENTS	MAINTENANCE CAPITAL	CAPITAL COMMITMENTS
Entergy Arkansas	188	211	193	346	199	263
Entergy Gulf States Louisiana	128	127	125	124	130	109
Entergy Louisiana	146	357	153	776	157	194
Entergy Mississippi	120	99	126	61	122	66
Entergy New Orleans	39	47	32	1	33	1
Entergy Texas	106	74	98	90	114	123
System Energy Resources	19	51	13	175	20	159
Other	30	25	43	5	47	11

Total	776	991	783	1,578	822	926

(a)	Planned capital expenditures do not include storm capital spending.

UTILITY SECURITIES RATINGS (OUTLOOK)

	MORTGAGE BONDS		PREFERRED STOCK
As of June 2010.	MOODY’S	S&P	MOODY’S	S&P
Entergy Arkansas, Inc.	A3 (stable)	A– (outlook stable)	Ba1	BB+
Entergy Gulf States Louisiana, L.L.C.	A3 (stable)	BBB+ (outlook stable)	Ba1	BB+
Entergy Louisiana, LLC	A3 (stable)	A– (outlook stable)	Ba1	BB+
Entergy Mississippi, Inc.	Baa1 (stable)	A– (outlook stable)	Ba2	BB+
Entergy New Orleans, Inc.	Baa3 (stable)	BBB+ (outlook stable)	B1	BB
Entergy Texas, Inc.	Baa2 (stable)	BBB+ (outlook stable)	n/a	n/a
System Energy Resources, Inc.	Baa2 (stable)	BBB+ (outlook stable)	-	-

UTILITY FINANCIAL RESULTS

2009 UTILITY/PARENT/OTHER CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, for the year ending December 31, 2009.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	PARENT/ OTHER ELIMINATIONS	UTILITY/ PARENT/ OTHER
OPERATING REVENUES:
Electric	$2,211,263	$1,776,610	$2,183,586	$1,177,304	$535,985	$1,563,823	$554,007	$(2,119,438)	$7,883,140
Natural gas	-	67,776	-	-	104,437	-	-	-	172,213
Competitive businesses	-	-	-	-		-	-	29,953	29,953

Total	2,211,263	1,844,386	2,183,586	1,177,304	640,422	1,563,823	554,007	(2,089,485)	8,085,306

OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	298,219	251,393	428,904	340,804	196,917	449,335	63,877	(2,556)	2,026,893
Purchased power	795,526	732,943	782,235	359,664	198,836	584,550	-	(2,097,336)	1,356,418
Nuclear refueling outage expenses	42,148	21,787	21,895	-	-	-	19,186	-	105,016
Other operation and maintenance	475,222	332,450	401,898	217,452	107,803	204,524	120,707	(8,966)	1,851,090
Decommissioning	34,575	13,591	21,377	-	-	195	29,451	494	99,683
Taxes other than income taxes	80,829	67,559	66,627	63,381	40,476	55,480	24,246	5,359	403,957
Depreciation and amortization	252,742	135,489	203,791	86,872	33,943	73,840	140,056	7,025	933,758
Other regulatory charges (credits) – net	15,161	(1,261)	(7,561)	(57,056)	1,709	44,807	(17,525)	(1)	(21,727)

Total	1,994,422	1,553,951	1,919,166	1,011,117	579,684	1,412,731	379,998	(2,095,981)	6,755,088

OPERATING INCOME	216,841	290,435	264,420	166,187	60,738	151,092	174,009	6,496	1,330,218

OTHER INCOME:
Allowance for equity funds used during construction	5,219	5,426	27,990	2,964	230	5,232	12,484	-	59,545
Interest and dividend income	19,321	69,951	75,522	863	3,762	47,541	4,507	(68,067)	153,400
Equity in earnings (loss) of unconsolidated equity affiliates	-	-	-	-	-	-	-	(3,327)	(3,327)
Miscellaneous – net	(3,569)	(8,764)	(4,425)	(564)	(1,125)	544	(1,813)	7,718	(11,998)

Total	20,971	66,613	99,087	3,263	2,867	53,317	15,178	(63,676)	197,620

INTEREST AND OTHER CHARGES:
Interest on long-term debt	85,484	110,819	96,353	47,414	11,628	98,957	47,422	13,374	511,451
Other interest – net	6,856	7,424	7,318	3,868	5,337	7,206	148	124,213	162,370
Allowance for borrowed funds used during construction	(3,159)	(3,427)	(18,059)	(1,791)	(98)	(2,510)	(4,192)	1	(33,235)

Total	89,181	114,816	85,612	49,491	16,867	103,653	43,378	137,588	640,586

INCOME BEFORE INCOME TAXES	148,631	242,232	277,895	119,959	46,738	100,756	145,809	(194,768)	887,252
Income taxes	81,756	89,185	45,050	42,323	15,713	36,915		(2,390)	308,552

CONSOLIDATED NET INCOME	66,875	153,047	232,845	77,636	31,025	63,841	145,809	(192,378)	578,700
Preferred dividend requirements and other	6,873	825	6,950	2,828	965	-	96,901	(98,013)	17,329

EARNINGS APPLICABLE TO COMMON STOCK/EQUITY	$60,002	$152,222	$225,895	$74,808	$30,060	$63,841	$48,908	$(94,365)	$561,371

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2009 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2009.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	PARENT/ OTHER RECLASS/ ELIMINATIONS	UTILITY/ PARENT/ OTHER
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$ 3,336	$ 139	$ 160	$ 1,147	$ 1,179	$ 1,552	$ 926	$ 73,716	$ 82,155
Temporary cash investments	82,897	144,321	151,689	90,304	190,012	199,151	263,556	86,095	1,208,025

Total cash and cash equivalents	86,233	144,460	151,849	91,451	191,191	200,703	264,482	159,811	1,290,180

Securitization recovery trust account	-	-	-	-	-	13,098	-	-	13,098
Notes receivable	-	-	-	-	-	-	-	203,916	203,916
Accounts receivable:
Customer	93,754	38,633	56,978	50,092	41,284	51,194	-	1	331,936
Allowance for doubtful accounts	(21,853)	(1,235)	(1,312)	(1,018)	(1,166)	(844)	-	-	(27,428)
Associated companies	91,650	102,807	110,425	36,565	78,670	75,437	139,602	(609,775)	25,381
Other	55,381	22,425	9,174	12,842	2,299	10,688	4,479	20,680	137,968
Accrued unbilled revenues	76,126	56,425	72,550	41,137	20,328	35,727	-	170	302,463

Total account receivable	295,058	219,055	247,815	139,618	141,415	172,202	144,081	(588,924)	770,320

Deferred fuel costs	122,802	-	-	-	3,996	-	-	-	126,798
Accumulated deferred income taxes	-	-	-	294	2,584	59,399	-	(62,277)	-
Fuel inventory – at average cost	15,060	29,298	-	5,875	2,533	54,957	-	87,104	194,827
Materials and supplies – at average cost	132,182	107,531	127,812	37,979	9,674	30,432	80,934	(1)	526,543
Deferred nuclear refueling outage costs	34,492	26,722	36,783	-	-	-	8,432	(1)	106,428
System agreement cost equalization	70,000	-	-	-	-	-	-	-	70,000
Note receivable – Entergy New Orleans	-	-	9,353	7,610	-	-	25,560	(42,523)	-
Debt assumption by Entergy Texas	-	167,742	-	-	-	-	-	(167,742)	-
Gas hedge contracts	-	-	3,409	-	-	-	-	(3,409)	-
Prepayments and other	32,668	42,146	10,633	2,820	4,311	16,357	70,302	(100,153)	79,084

Total	788,495	736,954	587,654	285,647	355,704	547,148	593,791	(514,199)	3,381,194

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	11,201	189,400	544,994	5,535	3,259	845	-	6,116,370	6,871,604
Decommissioning trust funds	440,220	349,527	209,070	-	-	-	327,046	-	1,325,863
Non-utility property – at cost less accumulated depreciation)	1,435	146,190	1,124	4,864	1,016	1,496	-	83,831	239,956
Storm reserve escrow account	-	-	-	31,867	9,499	-	-	(41,366)	-
Other	2,976	11,342	810	-	-	16,309	-	79,208	110,645

Total	455,832	696,459	755,998	42,266	13,774	18,650	327,046	6,238,043	8,548,068

PROPERTY, PLANT AND EQUIPMENT
Electric	7,602,975	6,855,075	7,190,609	3,070,109	789,367	3,074,334	3,324,876	539,006	32,446,351
Property under capital lease	1,364	-	262,111	6,418	-	-	481,065	32,138	783,096
Natural gas	-	113,970	-	-	199,847	-	-	439	314,256
Construction work in progress	114,998	84,161	509,667	62,866	21,148	82,167	198,887	59,929	1,133,823
Nuclear fuel under capital lease	173,076	156,996	122,011	-	-	-	75,438	-	527,521
Nuclear fuel	11,543	6,005	-	-	-		9,333	192,436	219,317

Total property, plant and equipment	7,903,956	7,216,207	8,084,398	3,139,393	1,010,362	3,156,501	4,089,599	823,948	35,424,364
Less – accumulated depreciation and amortization	3,534,056	3,714,199	3,370,225	1,115,756	514,609	1,210,172	2,315,141	384,883	16,159,041

Property, plant and equipment – net	4,369,900	3,502,008	4,714,173	2,023,637	495,753	1,946,329	1,774,458	439,065	19,265,323

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes – net	51,340	288,313	132,086	34,114	-	95,894	101,915	(84,162)	619,500
Other regulatory assets	746,955	299,793	477,020	251,407	125,686	1,232,101	290,048	224,144	3,647,154
Deferred fuel costs	-	100,124	67,998	-	4,080	-	-	-	172,202
Long-term receivables	-	967	1,500	-	-	-	-	(2,467)	-
Long-term receivables - associated companies	-	-	-	-	-	34,340	-	(34,340)	-
Goodwill	-	-	-	-	-	-	-	374,099	374,099
Other	23,118	11,564	18,762	19,564	6,079	21,176	11,824	537,171	649,258

Total	821,413	700,761	697,366	305,085	135,845	1,383,511	403,787	1,014,445	5,462,213

TOTAL ASSETS	$6,435,640	$5,636,182	$6,755,191	$2,656,635	$1,001,076	$3,895,638	$3,099,082	$7,177,354	$36,656,798

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2009 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2009.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	PARENT OTHER/ RECLASS/ ELIMINATIONS	UTILITY/ PARENT/ OTHER
LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 100,000	$ 11,975	$ 222,326	$ -	$ 30,000	$ 167,742	$ 41,715	$ 107,258	$ 681,016
Notes payable:
Associated companies	-	-	-	-	74,230	-	-	1,890,106	1,964,336
Other	-	-	-	-	-	-	-	30,031	30,031
Accounts payable:
Associated companies	107,584	52,622	56,057	58,421	28,138	47,677	5,349	(225,619)	130,229
Other	111,523	91,604	141,311	31,176	23,653	70,147	45,826	238,122	753,362
Customer deposits	67,480	45,645	82,864	62,316	20,505	39,665	-	4,617	323,092
Taxes accrued	-	-	25,993	41,603	1,677	77,581	-	(38,910)	107,944
Accumulated deferred income taxes	74,794	12,219	13,349	-	-	-	3,040	(54,818)	48,584
Interest accrued	24,104	24,709	32,955	19,179	3,949	30,575	51,257	4,647	191,375
Deferred fuel costs	-	42,351	1,633	72,907	-	102,748	-	-	219,639
Obligations under capital leases	72,838	30,387	56,528	-	-	-	50,445	2,298	212,496
Pension and other postretirement liabilities	-	8,021	9,153	-	-	935	-	31,803	49,912
System agreement cost equalization	-	10,000	54,000	-	6,000	117,204	-	-	187,204
Gas hedge contracts	-	263	-	-	-	-	-	(263)	-
Other	14,742	8,790	9,831	5,399	5,803	2,674	-	7,040	54,279

Total	573,065	338,586	706,000	291,001	193,955	656,948	197,632	1,996,312	4,953,499

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,493,580	1,345,984	1,703,272	578,759	147,496	740,074	588,722	(1,988,048)	4,609,839
Accumulated deferred investment tax credits	47,909	88,246	79,650	7,514	2,153	22,532	58,231	2,160	308,395
Obligations under capital leases	101,601	126,226	65,483	4,949	-	-	24,993	30,981	354,233
Regulatory liability for income taxes – net	-	-	-	-	58,970	-	-	(58,970)	-
Other regulatory liabilities	101,370	47,423	45,711	2,905	43,148	20,417	197,437	(36,426)	421,985
Decommissioning and asset retirement cost liabilities	566,374	321,158	298,216	5,071	3,174	3,445	421,408	(1)	1,618,845
Accumulated provisions	13,217	14,669	20,301	41,403	15,991	8,710	2,009	15,925	132,225
Pension and other postretirement liabilities	448,421	234,473	296,347	111,437	43,773	78,722	75,448	482,729	1,771,350
Long-term debt	1,518,569	1,614,366	1,557,226	845,304	168,023	1,490,283	703,260	2,652,150	10,549,181
Gas system rebuild insurance proceeds	-	-	-	-	90,116	-	-	(90,116)	-
Other	43,623	63,292	71,176	29,146	5,911	30,017	-	208,273	451,438

Total	4,334,664	3,855,837	4,137,382	1,626,488	578,755	2,394,200	2,071,508	1,218,657	20,217,491

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	116,350	-	-	50,381	19,780	-	-	-	186,510

SHAREHOLDERS’ OR MEMBERS’ EQUITY:
Common stock or members’ equity	470	1,473,930	1,837,348	199,326	33,744	49,452	789,350	(2,219,805)	2,163,815
Paid-in capital/capital stock expense and other	588,444	-	-	(690)	36,294	481,994	-	7,809,499	8,915,541
Retained earnings	822,647	-	-	490,129	138,548	313,044	40,592	3,298,206	5,103,166
Accumulated other comprehensive income (loss)	-	(42,171)	(25,539)	-	-	-		(62,347)	(130,057)
Less – treasury stock, at cost	-	-	-	-	-	-		4,847,167	4,847,167

Total	1,411,561	1,431,759	1,811,809	688,765	208,586	844,490	829,942	3,978,386	11,205,298

Subsidiaries preferred stock without sinking fund	-	10,000	100,000	-	-	-	-	(16,000)	94,000

Total	1,411,561	1,441,759	1,911,809	688,765	208,586	844,490	829,942	3,962,386	11,299,298

TOTAL LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY	$6,435,640	$5,636,182	$6,755,191	$2,656,635	$1,001,076	$3,895,638	$3,099,082	$ 7,177,354	$36,656,798

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2009	2008	2007	2006	2005
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	60.0	40.3	132.2	165.6	166.9
Less Special Items ($ millions)	-	-	(5.9)	-	-

Operational Earnings ($ millions)	60.0	40.3	138.1	165.6	166.9

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	4.3	2.9	9.4	11.6	12.1
Return on Average Invested Capital – As-Reported (%)	3.7	3.2	6.5	7.6	7.6
Cash Flow Interest Coverage (# times)	5.3	6.3	5.2	7.0	7.7
Debt to Capital Ratio (%)	54.0	53.5	49.0	48.1	47.5
Total Debt ($ millions)	1,793	1,745	1,442	1,436	1,400
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,412	1,400	1,385	1,434	1,430
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	4.3	2.9	9.8	11.6	12.1
Return on Average Invested Capital – Operational (%)	3.7	3.2	6.7	7.6	7.6
Net Debt to Net Capital Ratio (%)	52.8	52.9	49.0	47.5	47.4

		2007 PRO FORMA(a)
ENTERGY GULF STATES LOUISIANA, L.L.C.
As-Reported Earnings ($ millions)	152.2	143.9	129.9	REFER TO PAGE 30
Less Special Items ($ millions)	-	-	(3.6)

Operational Earnings ($ millions)	152.2	143.9	133.5

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.1	11.0	10.4
Return on Average Invested Capital – As-Reported (%)	6.6	6.1	6.8
Cash Flow Interest Coverage (# times)	3.1	5.4	3.9(c)
Debt to Capital Ratio (%)	52.8(b)	51.6(b)	51.5(b)
Total Debt ($ millions)	1,615(b)	1,418(b)	1,381(b)
Total Preferred ($ millions)	10	10	10
Total Equity ($ millions)	1,432	1,322	1,290
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	11.1	11.0	10.6
Return on Average Invested Capital – Operational (%)	7.7(b)	8.2(b)	8.3(b)
Net Debt to Net Capital Ratio (%)	50.5(b)	50.7(b)	49.5(b)

(a) Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas and Entergy Gulf States Louisiana. The above pro forma metrics for 2007 reflect the results as if the separation had occurred on January 1, 2007.

(b) See page 72 for adjusted calculations.

(c) See page 73 for Pro Forma calculation.

ENTERGY LOUISIANA, LLC(a)
As-Reported Earnings ($ millions)	225.9	150.6	136.4	130.7	128.1
Less Special Items ($ millions)	-	-	(2.2)	-	-

Operational Earnings ($ millions)	225.9	150.6	138.6	130.7	128.1

GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	13.2	9.8	9.8	10.8	12.0
Return on Average Invested Capital – As-Reported (%)	8.2	7.1	7.1	7.3	7.8
Cash Flow Interest Coverage (# times)	2.3	14.0	5.6	6.1	3.1
Debt to Capital Ratio (%)	49.9	46.1	43.4	46.4	51.3
Total Debt ($ millions)	1,902	1,462	1,192	1,230	1,271
Total Preferred ($ millions)	100	100	100	100	100
Total Equity ($ millions)	1,812	1,608	1,454	1,318	1,105
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	13.2	9.8	10.0	10.8	12.0
Return on Average Invested Capital – Operational (%)	8.2	7.1	7.2	7.3	7.8
Net Debt to Net Capital Ratio (%)	47.8	43.6	43.4	46.4	49.2

(a)	Effective December 31, 2005, Entergy Louisiana, LLC, (ELL), a limited liability company organized under the laws of the State of Texas as part of a restructuring involving a Texas statutory merger-by-division, succeeded to all of the regulated utility operations of Entergy Louisiana, Inc. (ELI). ELL was allocated substantially all of the property and other assets of ELI, including all assets used to provide retail and wholesale electric service to ELI’s retail customers. ELL also assumed substantially all of the liabilities of ELI, including all of its debt securities and leases but excluding the outstanding preferred stock of ELI. Current and prior periods reflect metrics for ELL.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2009		2008		2007		2006	2005
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	74.8		56.9		69.3		49.5	58.8
Less Special Items ($ millions)	-		-		-		-	-

Operational Earnings ($ millions)	74.8		56.9		69.3		49.5	58.8

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.0		8.6		10.9		8.3	10.6
Return on Average Invested Capital – As-Reported (%)	7.2		6.2		6.9		5.9	6.7
Cash Flow Interest Coverage (# times)	5.4		2.7		4.8		10.1	1.1
Debt to Capital Ratio (%)	53.5		49.6		49.9		54.3	52.7
Total Debt ($ millions)	852		703		704		795	695
Total Preferred ($ millions)	50		50		50		50	50
Total Equity ($ millions)	689		665		657		618	573
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	11.0		8.6		10.9		8.3	10.6
Return on Average Invested Capital – Operational (%)	7.2		6.2		6.9		5.9	6.7
Net Debt to Net Capital Ratio (%)	50.7		49.5		48.4		51.9	52.6

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	30.0		34.0		23.5		4.1	0.8
Less Special Items ($ millions)	-		-		-		-	-

Operational Earnings ($ millions)	30.0		34.0		23.5		4.1	0.8

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	14.3		17.5		14.2		2.7	0.5
Return on Average Invested Capital – As-Reported (%)	8.2		9.5		7.7		3.3	1.8
Cash Flow Interest Coverage (# times)	9.8		5.3		11.5		5.9	(1.9)
Debt to Capital Ratio (%)	54.4		54.1		60.6		61.9	66.4
Total Debt ($ millions)
Not Subject to Compromise ($ millions)	272		273		304		282	105
Subject to Compromise ($ millions)	-		-		-		-	230

Total Debt ($ millions)	272		273		304		282	335

Total Preferred ($ millions)	20		20		20		20	20
Total Equity ($ millions)	209		211		177		154	150
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	14.3		17.5		14.2		2.7	0.5
Return on Average Invested Capital – Operational (%)	8.2		9.5		7.7		3.3	1.8
Net Debt to Net Capital Ratio (%)	26.2		37.0		51.8		60.4	62.8

			2007 PRO FORMA(a)
ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	63.8		57.9		58.9		REFER TO PAGE 30
Less Special Items ($ millions)	-		-		-
Operational Earnings ($ millions)	63.8		57.9		58.9
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	7.3		6.1		5.9
Return on Average Invested Capital – As-Reported (%)	5.4		4.5		4.9
Cash Flow Interest Coverage (# times)	3.7		1.1		3.0
Debt to Capital Ratio, excluding securitization debt (%)	49.3	(b)	53.5	(b)	55.9	(b)
Total Debt ($ millions)	820	(b)	1,035	(b)	1,083	(b)
Total Preferred ($ millions)	-		-		-
Total Equity ($ millions)	844		900	(b)	854	(b)
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	7.3		6.6	(b)	7.0	(b)
Return on Average Invested Capital – Operational (%)	7.1	(b)	5.5	(b)	5.7	(b)
Net Debt to Net Capital Ratio, excluding securitization debt (%)	42.3	(b)	53.4	(b)	47.9	(b)

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas and Entergy Gulf States Louisiana. The above pro forma metrics for 2007 reflect the results as if the separation had occurred on January 1, 2007.

(b)	See page 72 for adjusted calculations.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2009	2008	2007	2006	2005
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	48.9	91.1	136.1	140.3	111.6
Less Special Items ($ millions)	-	-	(1.9)	-	-

Operational Earnings ($ millions)	48.9	91.1	138.0	140.3	111.6

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	5.8	10.6	15.8	16.0	12.5
Return on Average Invested Capital – As-Reported (%)	4.4	7.1	9.8	9.9	8.1
Cash Flow Interest Coverage (# times)	10.5	4.9	4.9	3.1	5.5
Debt to Capital Ratio (%)	49.7	51.2	50.6	50.6	51.1
Total Debt ($ millions)	820	899	882	879	934
Total Preferred ($ millions)	-	-	-	-	-
Total Equity ($ millions)	830	856	862	857	894
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	5.8	10.6	16.0	16.0	12.5
Return on Average Invested Capital – Operational (%)	4.4	7.1	9.9	9.9	8.1
Net Debt to Net Capital Ratio (%)	40.1	48.2	47.4	46.4	49.0

ENTERGY GULF STATES, INC.
As-Reported Earnings ($ millions)				208.0	202.3
Less Special Items ($ millions)				-	-

Operational Earnings ($ millions)				208.0	202.3

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)				9.4	10.1
Return on Average Invested Capital – As-Reported (%)				6.4	6.5
Cash Flow Interest Coverage (# times)				6.5	1.5
Debt to Capital Ratio (%)				52.0	51.7
Total Debt ($ millions)				2,442	2,426
Total Preferred ($ millions)				47	47
Total Equity ($ millions)				2,206	2,224
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)				9.4	10.1
Return on Average Invested Capital – Operational (%)				6.4	6.5
Net Debt to Net Capital Ratio (%)				50.1	51.4

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS: CUSIP				MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
		TYPE*	RATE				2009	2008	2007
								(in millions)
29364DAM2	4.50% Series	M	4.50%	06/10	Now	MW (T + .25%)	$100	$ 100	$100
29364DAN0	5.40% Series	M	5.40%	08/13	Now	MW (T + .35%)	300	300	-
732835AW3	6.3% Series – Pope County(c)	G(b)	6.3%	2016	Now	100%	20	20	20
472712ER5	4.6% Series – Jefferson County(c)	G(b)	4.6%	2017	6/13/11	100%	55	55	55
29364DAE0	5.4% Series	M	5.4%	05/18	Now	100%	150	150	150
29364DAH3	5.0% Series	M	5.0%	07/18	Now	100%	115	115	115
732835BA0	6.3% Series – Pope County	G(b)	6.3%	2020	Now	100%	120	120	120
453424BP	5.0% Series – Independence County(c)	G(b)	5.0%	2021	7/1/10	100%	45	45	45
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	175	175
29364D811	6.7% Series	M	6.7%	04/32	Now	100%	100	100	100
29364D795	6.0% Series	M	6.0%	11/32	Now	100%	100	100	100
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	MW (T + .25%)	100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	100%	60	60	60

	Total bonds						1,439	1,439	1,139

OTHER LONG-TERM DEBT:
	Long-Term United States Department of Energy Obligation(d)						181	180	177
	Unamortized Premium and Discount – Net						(1)	(1)	(2)

TOTAL LONG-TERM DEBT							1,619	1,618	1,315
Less Amount Due Within One Year							100	-	-

Long-Term Debt Excluding Amount Due Within One Year							$1,519	$1,618	$1,315

Fair Value of Long-Term Debt(a)							$1,463	$1,306	$1,101

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.6%	5.6%	5.6%

(a)	The fair value excludes long-term DOE obligations of $181 million at Entergy Arkansas and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

(d)	Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner / licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

Totals may not foot due to rounding.

			SHARES AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK: CUSIP			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
		RATE	2009	2008	2007	2009	2008	2007	2009
	Without sinking fund:						(in millions)
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$ 7	$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8	8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10	10	102.83
	Cumulative, $25 par value:
29364D787	6.45% Series(a)	6.45%	3,000,000	3,000,000	3,000,000	75	75	75	-

	Total without sinking fund		3,413,500	3,413,500	3,413,500	$116	$116	$116

(a)	Series is non-callable until April 2011; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES LOUISIANA, L.L.C.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2009	2008	2007
								(in millions)
29364LAG7	3.6% Series	M(c)	3.6%	06/08	Now	100%	$-	$ -	$325
296364LAW2	Libor + 0.75% Series	M(c)	Libor + 0.75%	12/08	Now	100%	-	-	350
29364LAN5	Libor + 0.4% Series	M(c)	Libor + 0.4%	12/09	Now	100%	-	219	219
29364LAV4	5.12% Series	M(c)	5.12%	08/10	Now	100%	-	100	100
128318BL5	5.45% Series – Calcasieu Parish	G(b,c)	5.45%	2010	Now	100%	12	22	22
730816AF9	6.75% Series – Calcasieu Parish	G(b,c)	6.75%	2012	Now	100%	26	48	48
29364LAQ5	4.875% Series	M(c)	4.875%	11/11	Now	100%	200	200	200
29364LAF9	6.0% Series	M(c)	6.0%	12/12	Now	100%	-	140	140
730816AF9	6.7% Series – Pointe Coupee Parish	G(b,c)	6.7%	2013	Now	100%	9	17	17
450877AJ	5.7% Series – Iberville Parish	G(b,c)	5.7%	2014	Now	100%	12	22	22
29364LAS1	5.6% Series	M(c)	5.6%	12/14	Now	100%	-	50	50
29364LAU6	5.70% Series	M(c)	5.70%	06/15	Now	MW (T +. 30%)	200	200	200
952789AQ8	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2015	Now	100%	15	28	28
952789AW5	7.0% Series – West Feliciana Parish	G(b,c)	7.0%	2015	Now	100%	17	39	39
29364LAN2	5.25% Series	M(c)	5.25%	08/15	Now	100%	92	200	200
952789AR6	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016	Now	100%	20	20	20
29365PAM4	6.00% Series	M	6.00%	05/18	Now	MW (T + .40%)	375	375	-
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	-	-
952789BB0	6.6% Series – West Feliciana Parish	G(b,c)	6.6%	2028	Now	100%	22	40	40
29364LAL6	6.2% Series	M(c)	6.2%	07/33	Now	MW (T + .15%)	240	240	240
2936LAT9	6.18% Series	M(c)	6.18%	03/35	Now	MW (T + .30%)	85	85	85

	Total bonds						1,625	2,045	2,346

OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(2)	(2)	(1)
	Other						4	4	4

TOTAL LONG-TERM DEBT							1,626	2,047	2,349
Less Amount Due Within One Year							12	219	675

Long-Term Debt Excluding Amount Due Within One Year							$1,614	$1,828	$1,674

Fair Value of Long-Term Debt(a)							$1,638	$1,871	$2,283

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.8%	5.4%	5.5%

(a)	The fair value includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	Entergy Gulf States Louisiana remains primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31, 2009, 2008 and 2007.

Under a debt assumption agreement with Entergy Gulf States Louisiana, Entergy Texas assumed approximately 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas.

Totals may not foot due to rounding.

								REDEMPTION PRICE PER SHARE AS OF DECEMBER 31,
PREFERRED MEMBERSHIP INTERESTS:		SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP	RATE	2009	2008	2007	2009	2008	2007	2009
						(in millions)
Cumulative, $100 liquidation value
8.25% Series(a)		100,000	100,000	100,000	$10	$10	$10	-
Authorized 6,000,000 shares, $100 par value, cumulative

Total without sinking fund		100,000	100,000	100,000	$10	$10	$10

(a)	Series is non-callable until January 2016; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2009	2008	2007
								(in millions)
29364WAD0	4.67% Series	M	4.67%	06/10	Now	MW (T + .20%)	$55	$ 55	$55
29364WAG3	5.83% Series	M	5.83%	11/10	Now	100%	150	150	150
29364WAC2	5.09% Series	M	5.09%	11/14	Now	100%	115	115	115
29364WAE8	5.56% Series	M	5.56%	09/15	Now	MW (T + .25%)	100	100	100
29364WAJ7	6.50 % Series	M	6.50%	09/18	Now	MW (T + .40%)	300	300	-
29364WAA6	5.5% Series	M	5.5%	04/19	Now	100%	100	100	100
788070CD0	Auction Rate – St. Charles Parish(c)	G(b)	3.66%	2030	Now	100%	-	-	60
29364WAK4	5.40% Series	M	5.40%	11/24	Now	MW (T + .35%)	400	-	-
29364W207	7.6% Series	M	7.6%	04/32	Now	100%	150	150	150
29364WAB4	6.4% Series	M	6.4%	10/34	Now	100%	70	70	70
29364WAF5	6.3% Series	M	6.3%	09/35	Now	MW (T + .35%)	100	100	100

	Total bonds						1,540	1,140	900

OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%				241	248	248
	Unamortized Premium and Discount – Net						(2)	-	-

TOTAL LONG-TERM DEBT							1,780	1,387	1,148

Less Amount Due Within One Year							222	-	-

Long-Term Debt Excluding Amount Due Within One Year							$1,557	$1,387	$1,148

Fair Value of Long-Term Debt(a)							$1,566	$1,085	$875

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							6.1%	6.4%	6.2%

(a)	The fair value excludes lease obligations of $241 million at Entergy Louisiana and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

Totals may not foot due to rounding.

ENTERGY LOUISIANA, LLC

PREFERRED MEMBERSHIP INTERESTS:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,			CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2009	2008	2007	2009	2008	2007	2009
							(in millions)
	Without sinking fund:
	Cumulative, $100 liquidation value:
293649208	6.95% Series(a)	6.95%	1,000,000	1,000,000	1,000,000	$100	$100	$100	-

(a)	Series is non-callable until December 2010; thereafter callable at par.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2009	2008	2007
								(in millions)
29364NAM0	4.65% Series	M	4.65%	05/11	Now	MW (T + .30%)	80	80	80
29364NAH1	5.15% Series	M	5.15%	02/13	Now	MW (T + .20%)	100	100	100
29364NAN8	5.92% Series	M	5.92%	02/16	Now	MW (T + .30%)	100	100	100
29364NAK4	4.95% Series	M	4.95%	06/18	Now	100%	95	95	95
29364NAP3	6.64% Series	M	6.64%	07/19	Now	MW (T + .50%)	150	-	-
605277AF9	4.60% Series – Mississippi Business Finance Corp.(c)	G(b)	4.60%	2022	10/1/09	100%	16	16	16
453424BN2	4.90 Series – Independence County(c)(d)	G(b)	4.90%	2022	Now	100%	30	30	30
29364N876	6.0% Series	M	6.0%	11/32	Now	100%	75	75	75
29364N868	7.25% Series	M	7.25%	12/32	Now	100%	100	100	100
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	100	100

	Total bonds						846	696	696

OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)	(1)

TOTAL LONG-TERM DEBT							845	695	695
Less Amount Due Within One Year							-	-	-

Long-Term Debt Excluding Amount Due Within One Year							$845	$695	$695

Fair Value of Long-Term Debt(a)							$874	$629	$671

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.9%	5.7%	5.7%

(a)	The fair value includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

(d)	In April 2008, Entergy Mississippi repurchased its $30 million of Auction Rate Independence County Pollution Control Revenue Bonds due July 2022. In June 2008, Entergy Mississippi remarketed the series and fixed the interest rate to maturity at 4.90%.

Totals may not foot due to rounding.

PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,			CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		Rate	2009	2008	2007	2009	2008	2007	2009
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$ 6	$ 6	$ 6	$103.88
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4	4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	100,000	10	10	10	102.88
	Cumulative, $25 par value:
29364N850	6.25% Series(a)	6.25%	1,200,000	1,200,000	1,200,000	30	30	30	-

	Total without sinking fund		1,403,807	1,403,807	1,403,807	$50	$50	$50

(a)	Series is non-callable until August 2010; thereafter callable at par.

Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2009	2008	2007
								(in millions)
29364PAE3	3.875% Series	M	3.88%	08/08	Now	MW (T + .25%)	$-	$-	$30
29364PAL7	4.98% Series	M	4.98%	07/10	Now	101%	30	30	30
29364PAF0	5.25% Series	M	5.25%	08/13	Now	MW (T + .25%)	70	70	70
29364PAD5	6.75% Series	M	6.75%	10/17	Now	100%	25	25	25
29364PAK9	5.6% Series	M	5.60%	09/24	9/1/08	100%	34	34	35
29364PAJ2	5.65% Series	M	5.65%	09/29	9/1/09	100%	39	39	40

	Total bonds						$198	199	230

OTHER LONG-TERM DEBT:
	Affiliated Notes Payable						74	74	74
	Unamortized Premium and Discount – Net						-	-	-

TOTAL LONG-TERM DEBT							272	273	304
Less Amount Due Within One Year							104	-	30

Long-Term Debt Excluding Amount Due Within One Year							$168	$273	$274

Fair Value of Long-Term Debt(a)							$198	$179	$220

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.5%	5.5%	5.3%

(a)	The fair value excludes affiliate notes payable of $74 million at Entergy New Orleans and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

Totals may not foot due to rounding.

PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,			CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2009	2008	2007	2009	2008	2007	2009
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$ 8	$ 8	$ 8	$105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6	6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6	6	102.59

	Total without sinking fund		197,798	197,798	197,798	$20	$20	$20

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2009	2008	2007
								(in millions)
29364LAG7	3.6% Series	M(c)	3.6%	06/08	Now	100%	$-	$ -	$148
296364LAW2	Libor + 0.75% Series	M(c)	Libor + 0.75%	12/08	Now	100%	-	-	160
29364LAN5	Libor + 0.4% Series	M(c)	Libor + 0.4%	12/09	Now	100%	-	101	101
29364LAV4	5.12% Series	M(c)	5.12%	08/10	Now	100%	-	46	46
128318BL5	5.45% Series – Calcasieu Parish	G(b,c)	5.45%	2010	Now	100%	-	10	10
730816AF9	6.75% Series – Calcasieu Parish	G(b,c)	6.75%	2012	Now	100%	-	22	22
29364LAQ5	4.875% Series	M(c)	4.875%	11/11	Now	100%	28	92	92
29364LAF9	6.0% Series	M(c)	6.0%	12/12	Now	100%	-	64	64
730816AF9	6.7% Series – Pointe Coupee Parish	G(b,c)	6.7%	2013	Now	100%	-	8	8
450877AJ	5.7% Series – Iberville Parish	G(b,c)	5.7%	2014	Now	100%	-	10	10
29364LAS1	5.6% Series	M(c)	5.6%	12/14	Now	100%	-	23	23
29364LAU6	5.70% Series	M(c)	5.70%	06/15	Now	MW (T +. 30%)	92	92	92
952789AQ8	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2015	Now	100%	-	13	13
952789AW5	7.0% Series – West Feliciana Parish	G(b,c)	7.0%	2015	Now	100%	-	22	22
29364LAN2	5.25% Series	M(c)	5.25%	08/15	Now	100%	-	92	92
952789AR6	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016	Now	100%	9	9	9
952789BB0	6.6% Series – West Feliciana Parish	G(b,c)	6.6%	2028	Now	100%	-	18	18
29364LAL6	6.2% Series	M(c)	6.2%	07/33	Now	100%	-	110	110
2936LAT9	6.18% Series	M(c)	6.18%	03/35	Now	MW (T + .30%)	39	39	39
29365TAA2	7.125% Series	M	7.125%	02/19	Now	MW (T + .50%)	500	-	-
29365T203	7.875% Series	M	7.875%	06/39	06/14	100%	150	-	-

	Total bonds						818	771	1,079

OTHER LONG-TERM DEBT:
	$100M Bank Credit Facility		08/12				-	100	-
29365QAA8	5.51% Series Senior Secured, Series A	5.51%	10/13				57	74	94
29365QAB6	5.79% Series Senior Secured, Series A	5.79%	10/18				122	122	122
29365QAC4	5.93% Series Senior Secured, Series A	5.93%	6/22				114	114	114
29365KAA1	2.12% Series Senior Secured	2.12%	02/16				183	-	-
29365KAB9	3.65% Series Senior Secured	3.65%	08/19				145	-	-
29365KAC7	4.38% Series Senior Secured	4.38%	11/23				219	-	-
	Unamortized Premium and Discount – Net						(4)	(1)	(1)
	Other						5	5	5

TOTAL LONG-TERM DEBT							1,658	1,185	1,413
Less Amount Due Within One Year							168	101	309

Long-Term Debt Excluding Amount Due Within One Year							$1,490	$1,084	$1,104

Fair Value of Long-Term Debt(a)							$1,747	$1,085	$1,379

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.6%	5.5%	5.6%

(a)	The fair value includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	Entergy Gulf States Louisiana remains primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31, 2009 and 2008. Under a debt assumption agreement with Entergy Gulf States Louisiana, Entergy Texas assumed approximately 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas.

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2009	2008	2007
								(in millions)
871911AR4	6.2% Series	M	6.2%	10/12	Now	MW (T + .35%)	70	70	70
	5.875% Series –
179423AC2	Mississippi Business Finance Corp.	G(b)	5.875%	2022	Now	100%	216	216	216
	5.9% Series –
605277AC6	Mississippi Business Finance Corp.	G(b)	5.9%	2022	Now	100%	103	103	103
179423AK4	6.2% Series – Claiborne County	G(b)	6.2%	2026	Now	100%	90	90	90

	Total bonds						479	479	479

OTHER LONG-TERM DEBT:
	Grand Gulf Lease Obligation 5.13%		5.13%				267	295	322
	Unamortized Premium and Discount – Net						(1)	(1)	(1)

TOTAL LONG-TERM DEBT							745	773	800
Less Amount Due Within One Year							42	28	27

Long-Term Debt Excluding Amount Due Within One Year							$703	$745	$773

Fair Value of Long-Term Debt(a)							$480	$364	$481

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.7%	5.7%	5.6%

(a)	The fair value excludes lease obligations of $267 million at System Energy and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY

			OWNED & LEASED (MW) (a)
	OPERATED			OPERATED
As of December 31, 2009	PLANTS	UNITS		(MW)
Plants that use fuel type:
Gas/Oil	29	75	14,185	14,822
Coal	3	5	2,260	3,883
Petroleum Coke	1	2	-	200

Total Fossil	33	82	16,445	18,905

Hydro	3	7	70	150

Nuclear	4	5	5,126	5,244

Total Capability	40	94	21,641	24,299

All plants that have units with multiple fuel types are in the Gas & Oil plant count.

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA

	2009	2008	2007	2006	2005
SOURCES OF ENERGY (GWh)(a)
Net Generation:
Gas & Oil	21,767	24,552	24,131	18,703	21,388
Coal	15,101	15,648	15,035	14,383	13,502
Nuclear	41,851	37,994	40,988	41,687	38,432
Hydro	233	197	135	74	97

Total Net Generation	78,952	78,391	80,289	74,847	73,419

Purchased Power:
Affiliated Companies	741	817	729	1,428	3,501
Non-affiliated Companies	30,708	32,582	33,978	36,974	36,689

Total Purchased Power	31,449	33,399	34,707	38,402	40,190

Total Sources of Energy	110,401	111,790	114,996	113,249	113,609

USES OF ENERGY (GWh)(a)
Electric Energy Sales:
Residential	33,626	33,047	33,281	31,665	31,569
Commercial	27,476	27,340	27,408	25,079	24,401
Industrial	35,638	37,843	38,985	38,339	37,615
Governmental	2,408	2,379	2,339	1,580	1,568

Total Retail	99,148	100,609	102,013	96,663	95,153

Sales for Resale	4,862	5,401	6,145	10,803	11,459

Unbilled Energy	631	(264)	277	(167)	(823)

Total Electric Energy Sales	104,641	105,746	108,435	107,299	105,790

Line Losses and Company Usage	5,760	6,044	6,561	5,950	7,819

Total Uses of Energy	110,401	111,790	114,996	113,249	113,609

Peak Demand (MW)	21,009	21,241	22,001	20,887	21,391
Operational Summer Capacity at Peak (MW)	23,578	24,844	23,996	22,087	22,247
Annual System Load Factor (%)	60	59	59	62	59
Retail Electric Sales Growth Rate (%)(a)	(1.5)	(1.4)	5.5	1.6	(1.1)
Retail Electric Sales Weather-Adjusted Growth Rate (%)(a)	(1.5)	(0.5)	6.0	1.9	(2.7)
Regional Gross Domestic Product Rate (%)	(0.6)	2.8	3.6	4.4	3.8
National Gross Domestic Product Rate (%)	(2.5)	0.4	2.1	2.7	3.1
Average Fuel Cost (cents/KWh)(a)
Natural Gas	5.64	10.28	8.05	7.75	9.91
Nuclear Fuel	0.66	0.60	0.57	0.51	0.49
Coal	2.04	2.06	1.86	1.76	1.57
Fuel Oil	-	19.45	14.13	13.34	7.05
Purchased Power	5.29	7.92	6.27	5.48	6.37

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2009 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	768,500	393,490	669,084	466,632	167,794	533,146	-	-	2,998,646	38%
Commercial	474,543	354,038	456,274	395,444	166,454	336,876	-	-	2,183,629	28%
Industrial	433,321	383,272	664,377	146,608	37,225	332,303	-	-	1,997,106	25%
Governmental	21,731	17,625	35,760	37,740	69,306	22,797	-	-	204,959	2%

Total Retail	1,698,095	1,148,425	1,825,495	1,046,424	440,779	1,225,122	-	-	7,384,340	93%

Sales for Resale	452,424	579,358	256,596	76,605	88,010	303,682	553,991	(2,104,211)	206,455	3%
Other	60,743	48,827	101,495	54,275	7,196	35,019	16	(18,350)	289,221	4%

Total	2,211,263	1,776,610	2,183,586	1,177,304	535,985	1,563,823	554,007	(2,122,561)	7,880,016	100%

FUEL REVENUES (included in above revenues)
Residential	127,137	177,483	287,909	179,338	62,017	250,230	-	-	1,084,114	34%
Commercial	95,959	175,960	194,759	158,937	72,121	186,662	-	-	884,398	28%
Industrial	104,226	251,212	435,112	70,679	19,103	229,164	-	-	1,109,496	35%
Governmental	4,416	7,341	15,388	13,614	31,866	11,479	-	-	84,104	3%

Total Retail	331,738	611,996	933,168	422,568	185,107	677,535	-	-	3,162,112	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,003	1,705	7,090	3,583	2,202	6,184	-	-	21,767	20%
Coal	7,955	2,472	-	2,847	-	1,827	-	-	15,101	14%
Nuclear	15,168	7,836	8,949	-	-	-	9,898	-	41,851	38%
Hydro	233	-	-	-	-	-	-	-	233	0%

Total Net Generation	24,359	12,013	16,039	6,430	2,202	8,011	9,898	-	78,952	72%

Purchased Power:
Affiliated Companies	3,776	6,768	7,818	6,127	3,760	6,349	-	(33,857)	741	0%
Non-affiliated Companies	4,968	9,720	7,644	1,752	590	6,034	-	-	30,708	28%

Total Purchased Power	8,744	16,488	15,462	7,879	4,350	12,383	-	(33,857)	31,449	27%

Total Sources of Energy	33,103	28,501	31,501	14,309	6,552	20,394	9,898	(33,857)	110,401	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,464	5,090	8,684	5,358	1,577	5,453	-	-	33,626	34%
Commercial	5,817	5,058	5,867	4,756	1,813	4,165	-	-	27,476	28%
Industrial	6,376	7,601	13,386	2,178	526	5,570	-	-	35,638	36%
Governmental	269	213	459	405	805	258	-	-	2,408	2%

Total Retail	19,926	17,962	28,396	12,697	4,721	15,446	-	-	99,148	100%

Sales for Resale	11,611	9,630	1,621	528	1,543	3,861	9,898	(33,830)	4,862	-

Unbilled Energy	111	149	164	74	29	104	-		631	-

Total Electric Energy Sales	31,648	27,741	30,181	13,299	6,293	19,411	9,898	(33,830)	104,641	-

Line Losses and Company Usage	1,455	760	1,320	1,010	259	983	-	(27)	5,760	-

Total Uses of Energy	33,103	28,501	31,501	14,309	6,552	20,394	9,898	(33,857)	110,401	-

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.30	7.73	7.70	8.71	10.64	9.78	-	-	8.92	-
Commercial	8.16	7.00	7.78	8.31	9.18	8.09	-	-	7.95	-
Industrial	6.80	5.04	4.96	6.73	7.08	5.97	-	-	5.60	-
Governmental	8.08	8.27	7.79	9.32	8.61	8.84	-	-	8.51	-

NUMBER OF RETAIL ELECTRIC CUSTOMERS (as of December 31, 2009)
Residential	580,672	324,285	575,388	365,804	132,602	352,682	-	-	2,331,433	86%
Commercial	87,929	49,319	74,608	62,613	13,064	43,375	-	-	330,908	12%
Industrial	20,118	3,436	7,247	2,749	2,311	4,896	-	-	40,757	1%
Governmental	661	1,652	5,539	4,259	1,747	2,159	-	-	16,017	1%

Total Retail Customers	689,380	378,692	662,782	435,425	149,724	403,112	-	-	2,719,115	100%

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2009	2008	2007	2006	2005
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	768,500	755,780	689,885	705,998	620,327
Commercial	474,543	462,599	408,561	417,914	347,641
Industrial	433,321	461,486	406,984	435,931	361,879
Governmental	21,731	21,043	18,972	19,390	17,722

Total Retail	1,698,095	1,700,908	1,524,402	1,579,233	1,347,569

Sales for Resale	452,424	572,350	458,372	472,509	403,090
Other	60,743	55,091	50,191	40,941	38,397

Total Electric Operating Revenues	2,211,263	2,328,349	2,032,965	2,092,683	1,789,056

FUEL REVENUES (included in above revenues)
Residential	127,137	142,415	124,582	183,931	107,585
Commercial	95,959	111,657	92,056	139,330	81,478
Industrial	104,226	135,772	115,077	179,291	103,181
Governmental	4,416	5,129	4,308	6,521	4,034

Total Retail Fuel Revenues	331,738	394,973	336,023	509,073	296,278

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,003	300	89	54	266
Coal	7,955	8,273	7,935	7,226	6,899
Nuclear	15,168	14,168	15,486	15,233	13,681
Hydro	233	197	135	74	97

Total Net Generation	24,359	22,938	23,645	22,587	20,943

Purchased Power:
Affiliated Companies	3,776	3,480	3,636	3,898	4,731
Non-affiliated Companies	4,968	6,164	5,790	7,107	5,858

Total Purchased Power	8,744	9,644	9,426	11,005	10,589

Total Sources of Energy	33,103	32,582	33,071	33,592	31,532

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,464	7,678	7,725	7,655	7,653
Commercial	5,817	5,875	5,945	5,816	5,730
Industrial	6,376	7,211	7,424	7,587	7,334
Governmental	269	274	277	273	288

Total Retail	19,926	21,038	21,371	21,331	21,005

Sales for Resale	11,611	10,049	9,836	10,608	8,658

Unbilled Energy	111	13	35	21	(83)

Total Electric Energy Sales	31,648	31,100	31,242	31,960	29,580

Line Losses and Company Usage	1,455	1,482	1,829	1,632	1,952

Total Uses of Energy	33,103	32,582	33,071	33,592	31,532

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.30	9.84	8.93	9.22	8.11
Commercial	8.16	7.87	6.87	7.19	6.07
Industrial	6.80	6.40	5.48	5.75	4.93
Governmental	8.08	7.68	6.85	7.10	6.16

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	580,672	578,664	576,975	572,865	571,168
Commercial	87,929	87,322	86,532	84,768	82,508
Industrial	20,118	20,922	20,040	21,026	20,364
Governmental	661	640	618	662	643

Total Retail Customers	689,380	687,548	684,165	679,321	674,683

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2009
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Cecil Lynch	2	100%	1949	-	Gas/Oil	Reserve	20,068	163.9	3,290
	3	100%	1954	110	Gas/Oil	Peaking

Harvey Couch	1	100%	1943	-	Gas/Oil	Reserve	44,513	252.4	11,237
	2	100%	1954	125	Gas/Oil	Peaking

Lake Catherine	1	100%	1950	47	Gas/Oil	Peaking	132,235	89.6	11,848
	2	100%	1950	45	Gas/Oil	Peaking
	3	100%	1953	96	Gas/Oil	Peaking
	4	100%	1970	532	Gas/Oil	Peaking

Hamilton Moses	1	100%	1951	67	Gas/Oil	Peaking	2,263	530.3	1,200
	2	100%	1951	70	Gas/Oil	Peaking

Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	896	667.4	598
	2	100%	1970	14	Gas/Oil	Peaking
	3	100%	1970	14	Gas/Oil	Peaking
	4	100%	1970	14	Gas/Oil	Peaking

Robert Ritchie	1	100%	1961	-	Gas/Oil	Reserve	(137)	6,489.1	(889)
	3	100%	1970	16	Gas/Oil	Peaking	-	-	6

Ouachita	1	100%	2002	250	Gas	Intermediate	803,178	50.3	40,377
	2	100%	2002	263	Gas	Intermediate

Independence	1	31.5%	1983	263	Coal	Base	1,671,412	22.7	37,985

White Bluff	1	57%	1980	465	Coal	Base	6,283,965	24.0	150,663
	2	57%	1981	480	Coal	Base

Cecil Lynch	Diesel	100%	1967	5	Oil	Peaking	-	-	39

Carpenter	1	100%	1932	29	Hydro	Peaking	186,133	7.2	1,337
	2	100%	1932	30	Hydro	Peaking

Remmel	1	100%	1925	4	Hydro	Peaking	46,388	16.1	746
	2	100%	1925	3	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking

Arkansas
Nuclear One	1	100%	1974	842	Nuclear PWR(b)	Base	15,168,172	18.5	280,385
	2	100%	1980	997	Nuclear PWR(b)	Base

Total				4,799			24,359,086	22.1	538,822

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

ENTERGY GULF STATES, INC.

HISTORICAL DATA PRIOR TO SEPARATION(a)

	2007	2006	2005
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,669	7,036	9,320
Coal	4,074	4,460	4,077
Nuclear	7,188	7,461	7,808
Hydro	-	-	-

Total Net Generation	18,931	18,957	21,205

Purchased Power:
Affiliated Companies	5,514	4,664	3,521
Non-affiliated Companies	17,658	18,690	17,500

Total Purchased Power	23,172	23,354	21,021

Total Sources of Energy	42,103	42,311	42,226

USES OF ENERGY (GWh)
Electric Energy Sales:
Louisiana
Residential	4,934	4,899	4,817
Commercial	4,895	4,836	4,608
Industrial	9,101	9,150	9,317
Governmental	204	199	197
Texas
Residential	5,281	5,211	5,207
Commercial	4,085	4,002	3,878
Industrial	5,911	5,915	5,650
Governmental	244	255	244

Total Retail	34,655	34,467	33,918

Sales for Resale	5,388	6,155	6,017

Unbilled Energy	125	(148)	(286)

Total Electric Energy Sales	40,168	40,474	39,649

Line Losses and Company Usage	1,935	1,837	2,577

Total Uses of Energy	42,103	42,311	42,226

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.(a)

	2009	2008	2007	2006	2005
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	393,490	553,527	497,782	522,227	457,498
Commercial	354,038	520,214	452,930	476,537	406,921
Industrial	383,272	672,213	620,472	686,295	625,709
Governmental	17,625	24,964	21,710	22,520	19,562

Total Retail	1,148,425	1,770,918	1,592,894	1,707,579	1,509,690

Sales for Resale	579,358	824,404
Other	48,827	37,630	REFER TO PAGE 39
Total Electric Operating Revenues	1,776,610	2,632,952

FUEL REVENUES (included in above revenues)
Residential	177,483	345,071	277,105	284,937	266,854
Commercial	175,960	343,938	271,015	280,628	252,200
Industrial	251,212	546,603	476,015	508,048	477,232
Governmental	7,341	14,572	11,120	11,459	10,645

Total Retail Fuel Revenues	611,996	1,250,184	1,035,255	1,085,072	1,006,931

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,705	1,951	REFER TO PAGE 39
Coal	2,472	2,615
Nuclear	7,836	6,334
Hydro	-	-
Total Net Generation	12,013	10,900
Purchased Power:
Affiliated Companies	6,768	7,725
Non-affiliated Companies	9,720	9,607
Total Purchased Power	16,488	17,332
Total Sources of Energy	28,501	28,232

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,090	4,888	4,934	4,899	4,817
Commercial	5,058	4,973	4,895	4,836	4,608
Industrial	7,601	8,416	9,101	9,150	9,317
Governmental	213	215	204	199	197

Total Retail	17,962	18,492	19,134	19,084	18,939

Sales for Resale	9,630	9,014	REFER TO PAGE 39
Unbilled Energy	149	(138)
Total Electric Energy Sales	27,741	27,368
Line Losses and Company Usage	760	864
Total Uses of Energy	28,501	28,232

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	7.73	11.32	10.09	10.66	9.50
Commercial	7.00	10.46	9.25	9.85	8.83
Industrial	5.04	7.99	6.82	7.50	6.72
Governmental	8.27	11.61	10.64	11.34	9.94

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	324,285	320,745	317,001	311,739	305,714
Commercial	49,319	48,636	47,749	46,351	45,421
Industrial	3,436	3,761	4,320	4,558	4,268
Governmental	1,652	1,666	1,642	1,528	1,457

Total Retail Customers	378,692	374,808	370,712	364,176	356,860

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable. Page 39 reflects historical data prior to the separation.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.(a)

	2009	2008	2007	2006	2005
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	533,146	606,133	544,254	599,494	502,135
Commercial	336,876	416,798	364,322	406,198	327,287
Industrial	332,303	489,165	414,036	463,640	388,285
Governmental	22,797	26,872	23,583	26,609	21,693

Total Retail	1,225,122	1,538,968	1,346,195	1,495,941	1,239,400

Sales for Resale	303,682	441,314	REFER TO PAGE 39
Other	35,019	31,976
Total Electric Operating Revenues	1,563,823	2,012,258
FUEL REVENUES (included in above revenues)
Residential	250,230	328,397	281,118	351,457	268,957
Commercial	186,662	255,759	213,574	266,062	199,093
Industrial	229,164	363,208	298,219	350,788	284,032
Governmental	11,479	15,446	12,946	16,802	12,465

Total Retail Fuel Revenues	677,535	962,810	805,857	985,109	764,547

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,184	6,046	REFER TO PAGE 39
Coal	1,827	1,933
Nuclear	-	-
Hydro	-	-
Total Net Generation	8,011	7,979
Purchased Power:
Affiliated Companies	6,349	5,696
Non-affiliated Companies	6,034	6,530
Total Purchased Power	12,383	12,226
Total Sources of Energy	20,394	20,205
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,453	5,245	5,280	5,211	5,207
Commercial	4,165	4,092	4,085	4,002	3,878
Industrial	5,570	5,948	5,911	5,915	5,650
Governmental	258	248	246	255	244

Total Retail	15,446	15,533	15,522	15,383	14,979

Sales for Resale	3,861	3,858	REFER TO PAGE 39
Unbilled Energy	104	(64)
Total Electric Energy Sales	19,411	19,327
Line Losses and Company Usage	983	878
Total Uses of Energy	20,394	20,205
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.78	11.56	10.31	11.50	9.64
Commercial	8.09	10.19	8.92	10.15	8.44
Industrial	5.97	8.22	7.00	7.84	6.87
Governmental	8.84	10.84	9.63	10.41	8.88

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	352,682	346,533	344,704	336,652	335,089
Commercial	43,375	42,005	41,963	40,806	40,887
Industrial	4,896	4,532	4,934	5,013	4,911
Governmental	2,159	2,112	2,085	2,052	2,017

Total Retail Customers	403,112	395,182	393,686	384,523	382,904

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable. Page 39 reflects historical data prior to the separation.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.

GENERATION PORTFOLIO

							TOTAL PLANT – 2009
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
LA Station 2	7	100%	1950	-	Gas	Reserve	-	-	374
	8	100%	1950	-	Gas	Reserve
	9	100%	1953	-	Gas	Reserve

Willow Glen	1	100%	1960	152	Gas/Oil	Peaking	396,567	74.3	29,473
	2	100%	1964	195	Gas/Oil	Peaking
	3	100%	1968	-	Gas	Reserve
	4	100%	1973	470	Gas/Oil	Peaking
	5	100%	1976	-	Gas/Oil	Reserve

Roy S. Nelson	3	100%	1960	153	Gas/Oil	Intermediate	1,135,263	59.4	67,473
	4	100%	1970	450	Gas/Oil	Intermediate

Calcasieu	1	100%	2000	150	Gas	Peaking	89,120	135.8	12,099
	2	100%	2001	160	Gas	Peaking

Ouachita	3	100%	2002	258	Gas	Intermediate	83,410	47.6	3,967

Roy S. Nelson	6	40%	1982	221	Coal	Base	1,416,852	34.2	48,436

Big Cajun 2	3	24%	1983	142	Coal	Base	1,055,283	25.5	26,874

River Bend	1	100%(c)	1986	978	Nuclear BWR(b)	Base	7,836,049	21.4	168,278

Total				3,329			12,012,544	29.7	356,974

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2009
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Roy S. Nelson	6	30%	1982	164	Coal	Base	1,047,239	36.2	37,927

Big Cajun 2	3	18%	1983	105	Coal	Base	779,991	25.5	19,868

Lewis Creek	1	100%	1970	230	Gas/Oil	Intermediate	1,741,243	51.0	88,833
	2	100%	1971	230	Gas/Oil	Intermediate

Sabine	1	100%	1962	212	Gas/Oil	Intermediate	4,442,173	50.2	222,849
	2	100%	1962	212	Gas/Oil	Intermediate
	3	100%	1966	390	Gas/Oil	Intermediate
	4	100%	1974	530	Gas	Intermediate
	5	100%	1979	470	Gas/Oil	Intermediate

Total				2,543			8,010,646	46.1	369,477

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

	2009	2008	2007	2006	2005

ELECTRIC OPERATING REVENUES ($ thousands)
Residential	669,084	967,445	853,780	797,197	827,926
Commercial	456,274	659,880	578,025	532,999	538,683
Industrial	664,377	1,061,887	871,853	809,237	834,320
Governmental	35,760	51,064	43,550	40,454	40,813

Total Retail	1,825,495	2,740,276	2,347,208	2,179,887	2,241,742

Sales for Resale	256,596	261,218	318,001	227,391	352,544
Other	101,495	49,800	72,343	43,980	55,895

Total Electric Operating Revenues	2,183,586	3,051,294	2,737,552	2,451,258	2,650,181

FUEL REVENUES (included in above revenues)
Residential	287,909	530,363	415,883	374,595	430,830
Commercial	194,759	358,257	280,200	249,803	277,180
Industrial	435,112	780,147	614,448	545,040	588,943
Governmental	15,388	27,782	21,305	19,313	21,022

Total Retail Fuel Revenues	933,168	1,696,549	1,331,836	1,188,751	1,317,975

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,090	8,930	8,784	7,486	8,968
Coal	-	-	-	-	-
Nuclear	8,949	9,037	9,893	9,270	7,885
Hydro	-	-	-	-	-

Total Net Generation	16,039	17,967	18,677	16,756	16,853

Purchased Power:
Affiliated Companies	7,818	5,996	6,025	6,612	6,027
Non-affiliated Companies	7,644	7,511	7,484	7,945	8,212

Total Purchased Power	15,462	13,507	13,509	14,557	14,239

Total Sources of Energy	31,501	31,474	32,186	31,313	31,092

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,684	8,487	8,646	8,513	8,559
Commercial	5,867	5,784	5,848	5,680	5,554
Industrial	13,386	13,162	13,209	12,759	12,348
Governmental	459	459	446	435	428

Total Retail	28,396	27,892	28,149	27,387	26,889

Sales for Resale	1,621	2,233	2,411	2,470	2,560

Unbilled Energy	164	(118)	124	(25)	(379)

Total Electric Energy Sales	30,181	30,007	30,684	29,832	29,070

Line Losses and Company Usage	1,320	1,467	1,502	1,481	2,022

Total Uses of Energy	31,501	31,474	32,186	31,313	31,092

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	7.70	11.40	9.87	9.32	9.67
Commercial	7.78	11.41	9.88	9.33	9.70
Industrial	4.96	8.07	6.60	6.34	6.76
Governmental	7.79	11.13	9.76	9.18	9.53

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	575,388	571,301	568,893	560,462	539,912
Commercial	74,608	73,617	73,012	71,029	66,897
Industrial	7,247	7,592	8,374	8,563	7,005
Governmental	5,539	5,387	5,229	4,858	4,494

Total Retail Customers	662,782	657,897	655,508	644,912	618,308

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO

							TOTAL PLANT – 2009
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Buras	8	100%	1971	12	Gas/Oil	Peaking	1,064	405.1	431

Little Gypsy	1	100%	1961	238	Gas/Oil	Intermediate	2,165,485	61.7	133,564
	2	100%	1966	415	Gas/Oil	Intermediate
	3	100%	1969	525	Gas/Oil	Intermediate

Monroe	10	100%	1961	-	Gas	Reserve	-	-	293
	11	100%	1965	-	Gas	Reserve
	12	100%	1968	-	Gas	Reserve

Ninemile Point	1	100%	1951	-	Gas/Oil	Reserve	2,728,414	63.3	172,810
	2	100%	1953	-	Gas/Oil	Reserve
	3	100%	1955	125	Gas/Oil	Intermediate
	4	100%	1971	710	Gas/Oil	Intermediate
	5	100%	1973	740	Gas/Oil	Intermediate

Perryville	1	100%	2002	535	Gas	Intermediate	1,628,415	41.2	67,091
	2	100%	2001	156	Gas	Peaking

Sterlington	6	100%	1958	212	Gas/Oil	Peaking	19,468	235.0	4,575
	7	100%	1974	174	Gas/Oil	Peaking

Waterford	1	100%	1975	411	Gas/Oil	Intermediate	547,182	89.7	49,054
	2	100%	1975	405	Gas/Oil	Intermediate
	4	100%	2009	35	Oil	Peaking	-	-	-

Waterford	3	100%	1985	1,176	Nuclear PWR(b)	Base	8,948,903	19.7	175,556

Total				5,869			16,038,931	37.6	603,374

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

	2009	2008	2007	2006	2005
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	466,632	555,913	500,097	568,435	503,232
Commercial	395,444	481,878	427,545	484,297	420,507
Industrial	146,608	199,453	185,119	235,281	209,270
Governmental	37,740	44,336	40,417	45,433	40,605

Total Retail	1,046,424	1,281,580	1,153,178	1,333,446	1,173,614

Sales for Resale	76,605	128,753	171,710	80,445	98,885
Other	54,275	51,849	47,914	36,117	34,041

Total Electric Operating Revenues	1,177,304	1,462,182	1,372,802	1,450,008	1,306,543

FUEL REVENUES (included in above revenues)
Residential	179,338	281,916	215,446	316,861	251,338
Commercial	158,937	252,867	192,289	280,819	220,024
Industrial	70,679	121,026	100,293	157,157	128,483
Governmental	13,614	21,352	16,605	24,908	19,440

Total Retail Fuel Revenues	422,568	677,161	524,633	779,745	619,285

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,583	5,257	5,734	4,127	2,834
Coal	2,847	2,827	3,026	2,697	2,526
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-

Total Net Generation	6,430	8,084	8,760	6,824	5,360

Purchased Power:
Affiliated Companies	6,127	4,903	4,602	5,327	4,924
Non-affiliated Companies	1,752	2,083	2,706	3,232	5,119

Total Purchased Power	7,879	6,986	7,308	8,559	10,043

Total Sources of Energy	14,309	15,070	16,068	15,383	15,403

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,358	5,354	5,474	5,387	5,333
Commercial	4,756	4,841	4,872	4,746	4,630
Industrial	2,178	2,565	2,771	2,927	2,967
Governmental	405	411	421	417	411

Total Retail	12,697	13,171	13,538	13,477	13,341

Sales for Resale	528	935	1,493	900	936

Unbilled Energy	74	23	(22)	(15)	(75)

Total Electric Energy Sales	13,299	14,129	15,009	14,362	14,202

Line Losses and Company Usage	1,010	941	1,059	1,021	1,201

Total Uses of Energy	14,309	15,070	16,068	15,383	15,403

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.71	10.38	9.14	10.55	9.44
Commercial	8.31	9.95	8.78	10.20	9.08
Industrial	6.73	7.78	6.68	8.04	7.05
Governmental	9.32	10.79	9.60	10.90	9.88

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	365,804	362,649	361,725	357,564	359,538
Commercial	62,613	62,556	63,642	62,594	60,826
Industrial	2,749	2,827	3,109	3,014	2,739
Governmental	4,259	4,208	4,096	4,066	3,856

Total Retail Customers	435,425	432,240	432,572	427,238	426,959

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2009
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Attala	1	100%	2001	455	Gas	Intermediate	1,621,018	40.3	65,273

Baxter Wilson	1	100%	1967	500	Gas/Oil	Intermediate	1,635,212	58.6	95,879
	2	100%	1971	676	Gas/Oil	Intermediate

Delta	1	100%	1953	90	Gas/Oil	Peaking	(1,304)	774.5	(1,010)
	2	100%	1953	87	Gas/Oil	Peaking

Gerald Andrus	1	100%	1975	712	Gas/Oil	Intermediate	255,212	99.2	25,310

Natchez	1	100%	1951	-	Gas/Oil	Reserve	(1)	(160,000.0)	160

Rex Brown	1	100%	1948	-	Gas	Reserve	72,446	170.6	12,361
	3	100%	1951	70	Gas/Oil	Peaking
	4	100%	1959	203	Gas/Oil	Intermediate
	5	100%	1968	10	Oil	Peaking

Independence	1	25%	1983	209	Coal	Base	2,847,033	21.5	61,076
	2	25%	1984	211	Coal	Base

Total				3,223			6,429,616	40.3	259,049

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

	2009	2008	2007	2006	2005
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	167,794	171,584	142,497	105,924	150,409
Commercial	166,454	193,552	181,438	165,066	145,321
Industrial	37,225	48,378	46,697	44,582	31,597
Governmental	69,306	79,973	72,467	59,399	59,450

Total Retail	440,779	493,487	443,099	374,971	386,777

Sales for Resale	88,010	162,769	103,843	91,283	138,528
Other	7,196	16,684	10,516	4,812	10,711

Total Electric Operating Revenues	535,985	672,940	557,458	471,066	536,016

FUEL REVENUES (included in above revenues)
Residential	62,017	92,401	71,496	51,865	59,361
Commercial	72,121	117,282	101,932	92,894	64,164
Industrial	19,103	32,171	28,745	28,952	17,044
Governmental	31,866	50,803	42,750	34,839	28,496

Total Retail Fuel Revenues	185,107	292,657	244,923	208,550	169,065

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,202	2,068	1,855	773	1,661
Coal	-	-	-	-	-
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-

Total Net Generation	2,202	2,068	1,855	773	1,661

Purchased Power:
Affiliated Companies	3,760	3,391	3,428	4,445	4,024
Non-affiliated Companies	590	687	340	41	1,232

Total Purchased Power	4,350	4,078	3,768	4,486	5,256

Total Sources of Energy	6,552	6,146	5,623	5,259	6,917

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	1,577	1,394	1,221	914	1,616
Commercial	1,813	1,774	1,763	1,666	1,798
Industrial	526	541	568	547	498
Governmental	805	774	747	632	800

Total Retail	4,721	4,483	4,299	3,759	4,712

Sales for Resale	1,543	1,361	1,010	1,298	2,041

Unbilled Energy	29	20	15	(1)	135

Total Electric Energy Sales	6,293	5,864	5,324	5,056	6,888

Line Losses and Company Usage	259	282	299	203	29

Total Uses of Energy	6,552	6,146	5,623	5,259	6,917

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.64	12.31	11.67	11.59	9.31
Commercial	9.18	10.91	10.29	9.91	8.08
Industrial	7.08	8.94	8.22	8.15	6.34
Governmental	8.61	10.33	9.70	9.40	7.43

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	132,602	124,432	115,523	83,300	152,429
Commercial	13,064	12,622	12,211	10,000	14,220
Industrial	2,311	2,514	2,765	1,000	1,161
Governmental	1,747	1,381	1,308	700	858

Total Retail Customers	149,724	140,949	131,807	95,000	168,668

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2009
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
A. B. Paterson	3	100%	1950	-	Gas/Oil	Reserve	-	-	400
	4	100%	1954	-	Gas/Oil	Reserve

Michoud	1	100%	1957	-	Gas/Oil	Reserve	2,202,251	54.7	120,429
	2	100%	1963	230	Gas/Oil	Intermediate
	3	100%	1967	515	Gas/Oil	Intermediate

A. B. Paterson	5	100%	1967	-	Oil	Reserve	-	-	114

Total				745			2,202,251	54.9	120,943

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

SYSTEM ENERGY RESOURCES, INC.

	2009	2008	2007	2006	2005
ELECTRIC OPERATING REVENUES ($ thousands)	554,007	528,998	553,193	555,459	533,929

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	-	-	-	-	-
Coal	-	-	-	-	-
Nuclear	9,898	8,455	8,421	9,723	9,058
Hydro	-	-	-	-	-

Total Net Generation	9,898	8,455	8,421	9,723	9,058

Purchased Power	-	-	-	-	-

Total Sources of Energy	9,898	8,455	8,421	9,723	9,058

USES OF ENERGY (GWh)
Electric Energy Sales	9,898	8,475	8,440	9,727	9,070

Unbilled Energy	-	-	-	-	-

Line Losses and Company Usage	-	(20)	(19)	(4)	(12)

Total Uses of Energy	9,898	8,455	8,421	9,723	9,058

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2009
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Grand Gulf	1	90%	1985	1,133	Nuclear BWR(b)	Base	9,898,398	17.7	176,441

Total				1,133			9,898,398	17.7	176,441

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

The following table shows plant performance for 2005 – 2009 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2009	2008	2007	2006	2005
ANO	90.9	92.6	92.8	88.3	88.5
Grand Gulf	92.1	85.4	89.5	91.9	93.3
River Bend	94.2	81.8	88.1	90.9	85.8
Waterford 3	91.4	90.6	91.5	93.5	89.0

Entergy Southeast Average	91.9	88.6	90.9	90.6	89.2

Industry Average	90.2	90.7	91.1	90.5	90.1

The following table shows plant performance for 2009 and averages for four three-year periods.
PRODUCTION COST ($/MWh)(a)	2009	2006–2008	2005–2007	2004–2006	2003–2005
ANO	18.5	16.3	16.0	15.5	15.1
Grand Gulf	17.7	16.6	15.3	14.2	13.7
River Bend	21.4	22.4	20.1	18.8	17.9
Waterford 3	19.7	16.9	16.7	15.9	16.0

Entergy Southeast Average	19.1	17.5	16.7	15.9	15.5

Industry Average	20.3	18.5	17.6	16.9	16.5

(a)	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh.

INDIVIDUAL PLANT INFORMATION

	ANO			GRAND GULF	RIVER BEND		WATERFORD 3
	UNIT 1		UNIT 2
Owner	Entergy Arkansas		Entergy Arkansas	System Energy-90% South Mississippi Electric Power Association-10%	Entergy Gulf States Louisiana		Entergy Louisiana

Commercial Operation Date	December 74		March 80	July 85	June 86		September 85
License Expiration Date	5/20/34		7/17/38	11/1/24	8/29/25		12/18/24

Architect/Engineer	Bechtel Power		Bechtel Power	Bechtel Power	Stone & Webster		Ebasco

Reactor Manufacturer	Babcox & Wilcox		Combustion Engineering	General Electric	General Electric		Combustion Engineering
Reactor Type	PWR		PWR	BWR	BWR		PWR
Turbine Generator Manufacturer	Westinghouse		General Electric	Kraftwerk Union	General Electric		Westinghouse

Owned and Leased Capability (MW)(a)	842		997	1,133	978	(c)	1,176

Refueling Data:
Last Date	10/26/08- 12/12/08		9/1/09- 9/25/09	9/21/08- 10/23/08	9/20/09- 10/18/09		10/19/09- 12/4/09
Number of Days	47		24	31	28		46
Next Scheduled Refueling	Spring 10		Spring 11	Spring 10	Spring 11		Spring 11
2009 Capability Factor (%)	89.0		92.8	92.1	94.2		91.4

($ millions as of December 31, 2009)
Net Book Value	1,149	(b)		1,369	1,498	(c)	1,355
Decommissioning Trust Fund Balance	440	(b)		327	350	(c)	209
Decommissioning Liability	560	(b)		421	313	(c)	287

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	ANO Units 1 and 2 are reported together.

(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public Service Commission	Louisiana Public Service Commission	Mississippi Public Service Commission	New Orleans City Council	Public Utility Commission of Texas

Number of Commissioners	3	5	3	7	3

Method of Selection	Appointed by Governor	Elected	Elected	Elected	Appointed by Governor

Term of Office	6 years – staggered	6 years – staggered	4 years – concurrent	4 years – concurrent (2 term limit)	6 years – staggered

Chair / President	Appointed by Governor	Selected by peers – 1 year term	Rotates every 1 - 2 years, as determined by members	Selected by peers from two at-large seats	Appointed by Governor

COMMISSION/COUNCIL MEMBERS

	PARTY	SERVICE BEGAN	CURRENT TERM ENDS
ARKANSAS
Paul Suskie – Chair	Democrat	1/07	1/13
Colette Honorable	Democrat	10/07	1/11
Olan W. Reeves	unknown	1/09	1/15

LOUISIANA
Lambert Boissiere III - Chairman	Democrat	1/05	12/10
Eric Skrmetta	Republican	1/09	12/14
Clyde C. Holloway	Republican	4/09	12/10
James M. Field	Republican	12/96	12/12
Foster L. Campbell, Jr.	Democrat	1/03	12/14

MISSISSIPPI
Leonard Bentz	Republican	4/06	12/11
Lynn Posey	Democrat	1/08	12/11
Brandon Presley	Democrat	1/08	12/11

NEW ORLEANS
Arnie Fielkow – President (Re-elected for term beginning 5/10)	Democrat	5/06	5/14
Jacquelyn Brechtel Clarkson (Re-elected for term beginning 5/10)	Democrat	11/07	5/14
Shelley Midura	Democrat	5/06	5/10
Susan Guidry (Term begins 5/10)	Democrat	5/10	5/14
Stacy S. Head (Re-elected for term beginning 5/10)	Democrat	5/06	5/14
James Carter	Democrat	5/06	5/10
Kristen Palmer (Term begins 5/10)	Democrat	5/10	5/14
Cynthia Hedge-Morrell (Re-elected for term beginning 5/10)	Democrat	4/05	5/14
Cynthia Willard-Lewis	Democrat	5/02	5/10
Jon Johnson (Term begins 5/10)	Democrat	5/10	5/14

TEXAS
Barry Smitherman – Chair	Republican	4/04	8/13
Donna L. Nelson	Republican	8/08	8/15
Kenneth W. Anderson Jr.	Republican	9/08	8/11

SELECT UTILITY REGULATORY MECHANISMS

COMPANY	LAST FILED RATE BASE ($ billions)	ALLOWED ROE (%)	JURISDICTIONAL REGULATORY MECHANISMS
EAI	4.0 6/30/09 with known and measurable changes through 6/30/10	10.2	Rate Case

•No fixed schedule for rate filings. EAI filed its last rate case on September 4, 2009.

•On May 28, 2010, the APSC approved a settlement in the EAI rate case. Key elements of the settlement include: an approximate $63.7 million base rate increase (after removing $10.1 million for securitization of ice storm) and a 10.2% allowed return on equity (up from 9.9%). New base rates will become effective with the first billing cycle of July 2010.

EGSL	2.3 Electric 12/31/2009 0.05 Gas 9/30/2009	9.9 – 11.4 Electric 10.65 midpoint +/- 75 bps 60/40 customer/ company sharing	FRP

•Annual filing in May; any change in rates typically effective in September.

•In October 2009, the LPSC approved an uncontested settlement extending the FRP regulatory process for an additional three years. The new FRP was adopted for the 2008-2010 test years and retains the 10.65% electric ROE midpoint with a +/- 75 bp bandwidth and a recovery mechanism for Commission-approved capacity additions. Earnings outside the bandwidth are allocated prospectively, 60% to customers and 40% to the company. As part of the settlement, the LPSC implemented a one-time rate reset to achieve its midpoint electric ROE for the 2008 test year filing. All parties committed to work together to attempt to develop a transmission rider.

		10.0 – 11.0 Gas 10.5 midpoint +/- 50 bps	RSP

•In July 2005, the LPSC approved the EGSL gas Rate Stabilization Plan (RSP) which specified a 10.5% gas ROE midpoint with a +/- 50 bp bandwidth. Outside the bandwidth, rate changes are determined as follows: +/- 200 bps, rates changed by 50% of difference necessary to bring earned return to end point of band; if more than +/- 200 bps, rates changed 100% to eliminate differential in excess of 200 bps and then same as if within +/- 200 bps.

ELL	3.0 12/31/2009	9.45 – 11.05 10.25 midpoint +/- 80 bps 60/40 customer/ company sharing	FRP

•Annual filing in May; any change in rates typically effective in September.

•In October 2009, the LPSC approved an uncontested settlement extending the FRP regulatory process for an additional three years. The new FRP was adopted for the 2008-2010 test years and retains the 10.25% ROE midpoint with a +/- 80 bp bandwidth and a recovery mechanism for Commission-approved capacity additions. Earnings outside of the bandwidth are allocated prospectively, 60% to customers and 40% to the company. As part of the settlement, the LPSC implemented a one-time rate reset to achieve its midpoint ROE for the 2008 test year filing. All parties committed to work together to attempt to develop a transmission rider.

EMI	1.5 12/31/2009	10.79 – 13.05 11.92 midpoint (subject to review / approval) Formulaic ROE reset Up to 200 bps on ROE (depends on capital ratios) for price, satisfaction and reliability	FRP

•Annual filing in March; any change in rates typically effective the first billing cycle of June.

•On March 4, 2010, the MPSC approved modifications to EMI’s FRP that (1) aligns EMI’s FRP more closely with the FRPs of the other regulated gas and electric utilities in Mississippi, (2) resets the ROE and bandwidth based upon performance ratings, (3) rescores the performance adjustment factors, (4) eliminates the current $14.5 million revenue adjustment limit and changes the 2% of revenues limit to a 4% limit, with any adjustment over 2% requiring a hearing, and (5) directs EMI to phase-out the summer / winter rate differential in residential rates over two years. On March 15, 2010, EMI filed its first evaluation report under its new FRP for the 2009 test year.

ENOI	0.3 Electric 12/31/2009 0.08 Gas 12/31/2009	10.7 – 11.5 Electric 11.1 midpoint +/- 40 bps 10.25 – 11.25 Gas 10.75 midpoint +/- 50 bps Earnings outside bandwidth reset to midpoint ROE	FRP FRP

•Annual filing in May; any change in rates typically effective in first billing cycle of October

•On April 2, 2009, the City Council of New Orleans approved a comprehensive settlement. A new three-year formula rate plan was adopted, with terms including an 11.1% electric ROE midpoint with a +/- 40 bp bandwidth and a 10.75% gas ROE midpoint with a +/- 50 bp bandwidth. Earnings outside the bandwidth reset to the midpoint ROE.

ETI	1.6 6/30/09 adjusted test year	10.00 Stipulated as a reasonable ROE in rate case settlement	Rate Case

•On March 11, 2009, the Public Utility Commission of Texas approved the unanimous settlement in ETI’s September 2007 rate case which implemented rates effective January 28, 2009, for usage beginning December 19, 2008.

•On December 30, 2009, ETI filed a rate case requesting an 11.5% ROE based upon a June 30, 2009 test year. On February 18, 2010, the Administrative Law Judge issued an order approving a unanimous settlement on interim rates and the procedural schedule reached with the parties in the rate case. The procedural schedule calls for hearings in July 2010, with a final order to be issued November 1, 2010 and permanent rates to be effective relating back to service rendered on / after September 13, 2010.

SERI	1.2 monthly filing	10.94		•Real-time recovery mechanism.

TOTAL	14.1

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	DEFERRED FUEL BALANCE AS OF DECEMBER 31,
COMPANY	2009	2008	2007	2006	2005	FUEL RECOVERY MECHANISM
			($ millions)
EAI	122.8	119.1	114.8	2.2	204.2	Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance for the prior calendar year.

EGSL	57.8	8.1	105.8	119.5	121.2	Electric: Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

						Gas: Monthly reset based on estimated gas costs plus a surcharge with an annual reset calculated by taking the over- or under- recovered balance at the end of June and dividing by the projected sales for the next 12 months.

ELL	66.4	(23.6)	19.2	114.3	21.9	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

EMI	(72.9)	5.0	(76.6)	(95.2)	114.0	Quarterly reset based on projected fuel and purchased power costs and projected sales plus any under- or over-recovered fuel balance from the second prior quarter.

ENOI	8.1	21.8	17.3	19.0	30.6	Electric: On April 2, 2009 the New Orleans City Council approved a new Fuel Adjustment Clause tariff that calculates a monthly rate based on fuel and purchased power costs from two months prior. A surcharge or credit will be calculated on any under- or over-recovered fuel balance based on the most recent 12 months actual kWh sales. Under the new tariff Grand Gulf non-fuel costs are recovered through base rates. Any incremental monthly Grand Gulf non-fuel costs are included in the Fuel Adjustment Clause. Resource Plan non-fuel costs are collected through the Fuel Adjustment Clause. The new tariff became effective on June 1, 2009.

						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or over-recovered fuel balance based on the most recent 12 months Mcf sales.

ETI	(102.7)	21.2	(67.3)	(45.6)	203.2	Semi-annual reset of fuel factor in March and September based on the market price of natural gas plus surcharge or refund for material under- or over-recoveries based on actual costs.

Total	79.5	151.6	113.2	114.2	695.1

Totals may not foot due to rounding.

COMPETITIVE BUSINESSES

TOTAL CAPACITY

	OPERATED				OWNED CAPACITY(c)
As of December 31, 2009.	PLANTS	UNITS	MW		MW	%
Gas/Oil	2	2	1,094	(b)	1,092	17
Coal	-	-	-	(b)	181	3

Total Fossil	2	2	1,094		1,273	20

Wind	-	-	-		80	1
Nuclear	6	7	5,798	(a)	4,998	79

Total Capacity	8	9	6,892		6,351	100

(a)	Operated capacity includes management services contracts.
(b)	Excludes units operated by Entergy’s utility companies.
(c)	Includes capacity under power purchase agreements.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR QUARTERLY FINANCIAL METRICS

	2009					2008
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	180.9	80.2	200.4	169.5	631.0	221.7	143.6	205.3	226.6	797.3	(21)
Return on Average Invested Capital – As-Reported (%)*	18.7	17.3	15.8	14.1	14.1	18.4	18.8	18.2	20.2	20.2	(30)
Return on Average Common Equity – As-Reported (%)*	19.0	17.5	15.8	14.0	14.0	19.7	20.0	18.9	20.9	20.9	(33)
Debt to Capital Ratio (%)	4.6	4.5	4.1	3.7	3.7	7.4	7.4	5.7	5.1	5.1	(27)
NON-GAAP MEASURES
Operational Earnings ($ millions)	187.5	95.3	210.7	181.5	675.0	221.7	143.6	205.3	226.6	797.3	(15)
Return on Average Invested Capital – Operational (%)*	18.8	17.8	16.5	15.1	15.1	18.9	19.3	18.6	20.2	20.2	(25)
Return on Average Common Equity – Operational (%)*	19.2	18.0	16.6	15.0	15.0	20.3	20.5	19.4	20.9	20.9	(28)
Net Debt to Net Capital Ratio (%)	(5.8)	(7.1)	1.1	(4.5)	(4.5)	(9.4)	(14.1)	(24.0)	(4.8)	(4.8)	(6)

*	Rolling twelve months.

Totals may not foot due to rounding.

ENTERGY NUCLEAR ANNUAL FINANCIAL METRICS

	2009	2008	2007	2006	2005
GAAP MEASURES
As-Reported Net Income ($ millions)	631.0	797.3	539.2	309.5	282.6
Return on Average Invested Capital – As-Reported (%)	14.1	20.2	16.0	11.7	11.6
Return on Average Common Equity – As-Reported (%)	14.0	20.9	17.4	14.0	13.6
Debt to Capital Ratio (%)	3.7	5.1	9.7	14.2	19.5
NON-GAAP MEASURES
Operational Earnings ($ millions)	675.0	797.3	557.6	309.5	282.6
Return on Average Invested Capital – Operational (%)	15.1	20.2	16.6	11.7	11.6
Return on Average Common Equity – Operational (%)	15.0	20.9	18.0	14.0	13.6
Net Debt to Net Capital Ratio (%)	(4.5)	(4.8)	(1.9)	2.3	12.4

ENTERGY NUCLEAR QUARTERLY OPERATIONAL METRICS

	2009					2008					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
Net MW in Operation	4,998	4,998	4,998	4,998	4,998	4,998	4,998	4,998	4,998	4,998	-
Average Realized Price/MWh	$63.84	$59.22	$61.70	$59.43	$61.07	$61.47	$58.22	$61.59	$56.69	$59.51	3
Production Cost/MWh(a)	$23.14	$24.30	$22.57	$23.20	$23.26	$19.98	$23.11	$21.77	$22.77	$21.88	6
Non-Fuel O&M Expense/Purchased Power per MWh(a)	$22.44	$25.33	$22.11	$23.60	$23.30	$20.20	$23.42	$21.19	$23.06	$21.95	6
Billed GWh	10,074	8,980	10,876	11,052	40,981	10,760	10,145	10,316	10,489	41,710	(2)
Capacity Factor	92%	81%	100%	99%	93%	97%	92%	95%	94%	95%	(2)

ENTERGY NUCLEAR ANNUAL OPERATIONAL METRICS

	2009	2008	2007	2006	2005
Net MW in Operation	4,998	4,998	4,998	4,200	4,105
Average Realized Price/MWh	$61.07	$59.51	$52.69	$44.33	$42.26
Production Cost/MWh(a)(b)	$23.26	$21.88	$21.19	$19.50	$18.94
Non-Fuel O&M Expense/Purchased Power per MWh(a)(b)	$23.30	$21.95	$22.86	$21.37	$20.56
Billed GWh	40,981	41,710	37,570	34,847	33,641
Capacity Factor	93%	95%	89%	95%	93%

(a)	2009 excludes the effect of the non-utility nuclear spin-off dis-synergies special item at Entergy Nuclear.

(b)	2007 excludes the effect of the non-utility nuclear alignment special item at Entergy Nuclear.

Totals may not foot due to rounding.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR PLANT STATISTICS

	JAMES A. FITZPATRICK		INDIAN POINT				PALISADES NUCLEAR PLANT	PILGRIM NUCLEAR STATION	VERMONT YANKEE
			UNIT 2		UNIT 3
Entergy Purchase Date	11/21/00		9/6/01		11/21/00		4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75		August 74		August 76		December 71	December 72	November 72
License Expiration Date	10/17/34		9/28/13		12/15/15		3/24/31	6/8/12	3/21/12

Architect/Engineer	Stone &		United		United		Combustion	Bechtel	Ebasco
	Webster		Engineers &		Engineers &		Engineering	Power
			Constructors		Constructors

Reactor Manufacturer	General		Westinghouse		Westinghouse		Combustion	General	General
	Electric						Engineering	Electric	Electric
Reactor Type	BWR		PWR		PWR		PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric		Westinghouse		Westinghouse		Westinghouse	General Electric	General Electric

Net MWs in Operation (MW)	838		1,028		1,041		798	688	605
(as of December 31, 2009)

Refueling Data:
Last Date	9/15/08 – 10/9/08		3/25/08 – 4/20/08		3/11/09 – 4/15/09		3/22/09 – 5/02/09	4/17/09 – 5/18/09	10/19/08 – 11/10/08
Number of Days	26		26		36		41	31	22
Next Scheduled Refueling	Fall 10		Spring 10		Spring 11		Fall 10	Spring 11	Spring 10
2009 Capacity Factor	99%		99%		85%		88%	90%	100%

($ millions as of December 31, 2009)
Net Book Value	417		952		626		737	253	333
Decommissioning Trust Fund Balance	(a	)	602	(b)	(a	)	245	609	428
Decommissioning Liability	(a	)	430	(b)	(a	)	266	309	314

Nearest Market Hub	NYISO		NYISO		NYISO		MISO	NEPOOL	NEPOOL
	Zone A(c)		Zone G(d)		Zone G(d)		Cinergy	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO		NYISO		NYISO		n/a	NEPOOL	NEPOOL
	Rest of State		Rest of State		Rest of State

(a)	NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(b)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.

(c)	James A. FitzPatrick physically located in NYISO Zone C.

(d)	Indian Point physically located in NYISO Zone H.

ENTERGY NUCLEAR PLANT UPRATES

(MW)

	CAPACITY 12/31/04 (b)	2005	2006	2007	2008	2009	CAPACITY 12/31/2009
FitzPatrick	838	-	-	-	-	-	838
Indian Point 2	1,028	-	-	-	-	-	1,028
Indian Point 3	994	47	-	-	-	-	1,041
Palisades(a)	798	-	-	-	-	-	798
Pilgrim	688	-	-	-	-	-	688
Vermont Yankee	510	-	95	-	-	-	605

Total	4,856	47	95	-	-	-	4,998

(a)	Acquired April 2007.

(b)	2004 included 57 MW of uprates - FitzPatrick 13 MW and Indian Point 2 44 MW.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR SECURITIES DETAIL

LONG-TERM DEBT:

NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

($ thousands)	LONG-TERM DEBT(a)	INTEREST EXPENSE	ADDITIONAL LTD RELATED TO PURCHASE OF IP2	INTEREST EXPENSE	TOTAL ENDING LONG-TERM DEBT	TOTAL INTEREST EXPENSE
2000	744,405	3,869	-	-	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	441,845	27,387	72,863	3,643	514,708	31,030
2004	379,405	21,275	66,200	3,337	445,605	24,612
2005	313,968	18,277	59,218	3,018	373,186	21,295
2006	245,390	15,137	51,900	2,682	297,289	17,819
2007	173,445	11,845	44,231	2,331	217,676	14,176
2008	161,932	8,412	36,194	1,963	198,127	10,375
2009	149,771	7,839	27,772	1,577	177,543	9,416
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	-	305	109,681	6,317
2013	95,011	5,331	-	-	95,011	5,331
2014	79,638	4,627	-	-	79,638	4,627
2015	61,027	3,889	-	-	61,027	3,889
2016 – 2035 Average	-	1,755	-	-	-	1,755

(a)	Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration.

Totals may not foot due to rounding.

NON-NUCLEAR WHOLESALE ASSETS

NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS

PLANT	LOCATION	NERC REGION	COMMERCIAL OPERATION	OWNERSHIP INTEREST	NET MW	TOTAL MW	FUEL TYPE TECHNOLOGY	PURPOSE
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal	Base
Nelson 6 (PPA)	Westlake, LA	SERC	1982	11%	60	550	Coal	Base
Harrison County	Marshall, TX	SPP	2003	61%	335	550	Combined Cycle	Intermediate
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen	Base QF
Ritchie – Unit 2	Helena, AR	SERC	1968	100%	544	544	Gas/Oil	Peaking
Top of Iowa	Worth County, IA	MAPP	2001	50%	40	80	Wind	Renewable
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind	Renewable

Total					1,353	3,071

NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL

DEBT:

OUTSTANDING AS OF DECEMBER 31,
(ENTERGY’S SHARE)	2009	2008	2007	MATURITY	RATE
		(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)	$51	$55	$60	10/17/18	LIBOR + 1.625%
Institutional Portion	$38	$38	$38	10/15/22	Fixed 8.73%
Debt Service Reserve Letter of Credit(b)	$ 1	$ -	$ -	1 month to 6 months	LIBOR + 1.625%
RS Cogen Subordinated Debt	$13	$13	$14	10/17/17	LIBOR + 4.50%
Top Deer Senior Project Debt	$13	$19	$24	06/30/13	Fixed 5.55%

(a)	RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.

(b)	RS Cogen spread on Debt Service Reserve Letter of Credit Loan increases over time from 1.375% to 1.875%. The DSR LC fee was 1.375% in the first term and 1.625% in the second term, including 2009. The DSR LC is borrowed for interest periods of 1 month to 6 months as needed. The DSR LC was repaid on January 29, 2010.

PREFERRED STOCK:		SHARES OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,
	RATE (a)	2009	2008	2007	2009	2008		2007
						(in millions	)
Authorized 1,000,000 shares, $1 par value, cumulative
Without Sinking Fund:
Entergy Asset Management,	8.95%	305,240	297,376	297,376	$29.4	$29.7		$29.7
8.95% rate(a)
Other	-	-	-	-	1.5	0.8		1.0

Total without sinking fund		305,240	297,376	297,376	$30.9	$30.5		$30.7

(a)	Entergy Asset Management’s stockholders’ agreement provides that each December 31 either Entergy Asset Management or the preferred shareholders may request that the preferred dividend rate be reset.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

NUCLEAR OPERATIONAL MEASURES
Net MW in operation	Installed capacity owned or operated by Entergy Nuclear
Average realized price per MWh	As-reported revenue per MWh billed for all non-utility nuclear operations, excluding revenue from the amortization of the Palisades below-market PPA
Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh
Non-fuel O&M expense/purchased power per MWh	Operation, maintenance and refueling expenses and purchased power per MWh billed, excluding fuel
GWh billed	Total number of GWh billed to all customers
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the plant generates power
Refueling outage duration	Number of days lost for scheduled refueling outage during the period

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
Return on average invested capital – as-reported	12-months rolling Net Income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – as-reported	12-months rolling Net Income divided by average common equity
Net margin – as-reported	12-months rolling Net Income divided by 12-months rolling revenue
Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund on the balance sheet, less non-recourse debt, if any
Project debt	Financing at subsidiaries to support specific projects
Debt of joint ventures (Entergy’s share)	Debt issued by business joint ventures at non-nuclear wholesale assets
Leases (Entergy’s share)	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Gross debt divided by total capitalization
Securitization debt	Debt associated with securitization bonds issued to recover storm costs from hurricanes Rita, Ike and Gustav at Entergy Texas

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported Net Income applicable to common stock adjusted to exclude the impact of special items
Return on average invested capital – operational	12-months rolling operational Net Income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – operational	12-months rolling operational Net Income divided by average common equity
Net margin – operational	12-months rolling operational Net Income divided by 12-months rolling revenue
Total gross liquidity	Sum of cash and revolver capacity
Debt to capital, excluding securitization debt	Gross debt divided by total capitalization, excluding securitization debt
Net debt to net capital, excluding securitization debt	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Net debt including off-balance sheet liabilities, excluding securitization debt	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet debt less cash and cash equivalents; both gross debt and total capitalization are also adjusted to exclude securitization debt

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP
2005 PRO FORMA INCOME STATEMENT	UTILITY/PARENT/OTHER			CONSOLIDATED

In thousands, for the year ended December 31, 2005.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
OPERATING REVENUES:
Electric	$8,449,281	$211,307	$8,660,588	$8,446,830	$211,307	$8,658,136
Natural gas	77,660	137,310	214,970	77,660	137,310	214,970
Competitive businesses	46,003	-	46,003	1,581,757	-	1,581,757

Total	8,572,944	348,617	8,921,561	10,106,247	348,617	10,454,863

OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,941,887	217,365	2,159,252	2,176,015	217,365	2,393,380
Purchased power	2,559,536	(46,740)	2,512,796	2,521,247	(46,740)	2,474,506
Nuclear refueling outage expenses	73,966	-	73,966	162,653	-	162,653
Other operation and maintenance	1,458,596	86,227	1,544,823	2,122,206	86,227	2,208,432
Decommissioning	83,910	-	83,910	143,121	-	143,121
Taxes other than income taxes	325,766	41,538	367,304	382,521	41,538	424,059
Depreciation and amortization	789,654	33,975	823,629	856,377	33,975	890,352
Other regulatory charges (credits) – net	(49,882)	3,181	(46,701)	(49,882)	3,181	(46,701)

Total	7,183,433	335,545	7,518,978	8,314,258	335,545	8,649,802

OPERATING INCOME	1,389,511	13,072	1,402,583	1,791,989	13,072	1,805,061

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	45,736	3,229	48,965	45,736	3,229	48,965
Interest and dividend income	125,237	89	125,326	150,479	89	150,568
Equity in earnings (loss) of unconsolidated equity affiliates	10,462	(768)	9,694	985	(768)	217
Miscellaneous – net	(19,030)	(4,110)	(23,140)	14,251	(4,110)	10,141

Total	162,405	(1,560)	160,845	211,451	(1,560)	209,891

INTEREST AND OTHER CHARGES:
Interest on long-term debt	427,055	10,153	437,208	440,334	10,153	450,487
Other interest – net	79,612	1,696	81,308	64,646	1,696	66,342
Allowance for borrowed funds used during construction	(29,376)	(2,609)	(31,985)	(29,376)	(2,609)	(31,985)

Total	477,291	9,240	486,531	475,604	9,240	484,844

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,074,625	2,272	1,076,897	1,527,836	2,272	1,530,108
Income taxes	403,671	1,790	405,461	559,284	1,790	561,074

INCOME FROM CONTINUING OPERATIONS	670,954	482	671,436	968,552	482	969,034

LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $(24,051))	(44,794)	-	(44,794)	(44,794)	-	(44,794)

CONSOLIDATED NET INCOME	626,160	482	626,642	923,758	482	924,240

Preferred dividend requirements of subsidiaries	22,007	482	22,489	25,427	482	25,909
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$604,153	$-	$604,153	$898,331	$-	$898,331

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP
2005 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2005.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$207,135	$48,056	$255,191	$221,773	$48,056	$269,829
Temporary cash investments – at cost,	127,786	-	127,786	361,047	-	361,047

Total cash and cash equivalents	334,921	48,056	382,977	582,820	48,056	630,876

Notes receivable – Entergy New Orleans DIP loan	90,000	(90,000)	-	90,000	(90,000)	-
Notes receivable	575,873	-	575,873	3,227	-	3,227
Accounts receivable:
Customer	629,717	82,052	711,769	763,993	82,052	846,045
Allowance for doubtful accounts	(28,635)	(25,422)	(54,057)	(30,805)	(25,422)	(56,227)
Associated companies	33,851	-	33,851	-	-	-
Other	296,286	(96,208)	200,078	324,876	(96,208)	228,668
Accrued unbilled revenues	477,570	23,698	501,268	477,570	23,698	501,268

Total account receivables	1,408,789	(15,880)	1,392,909	1,535,634	(15,880)	1,519,754

Deferred fuel costs	543,927	30,593	574,520	543,927	30,593	574,520
Fuel inventory – at average cost	204,382	8,048	212,430	206,195	8,048	214,243
Materials and supplies – at average cost	369,397	8,961	378,358	610,932	8,961	619,893
Deferred nuclear refueling outage costs	70,545	-	70,545	164,152	-	164,152
Prepayments and other	301,387	2,140	303,527	325,795	2,140	327,935

Total	3,899,221	(8,082)	3,891,139	4,062,682	(8,082)	4,054,600

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	8,198,240	(149,929)	8,048,311	296,784	(149,929)	146,855
Decommissioning trust funds	1,136,006	-	1,136,006	2,606,765	-	2,606,765
Non-utility property – at cost (less accumulated depreciation)	226,264	1,107	227,371	228,833	1,107	229,940
Other	35,594	-	35,594	81,535	-	81,535

Total	9,596,104	(148,822)	9,447,282	3,213,917	(148,822)	3,065,095

PROPERTY, PLANT AND EQUIPMENT:
Electric	27,176,956	691,045	27,868,001	29,161,027	691,045	29,852,072
Property under capital lease	727,565	-	727,565	727,565	-	727,565
Natural gas	86,794	189,207	276,001	86,794	189,207	276,001
Construction work in progress	1,291,374	202,353	1,493,727	1,524,085	202,353	1,726,438
Nuclear fuel under capital lease	271,615	-	271,615	271,615	-	271,615
Nuclear fuel	101,403	-	101,403	436,646	-	436,646

Total property, plant and equipment	29,655,707	1,082,605	30,738,312	32,207,732	1,082,605	33,290,337
Less – accumulated depreciation and amortization	12,730,545	428,053	13,158,598	13,010,687	428,053	13,438,740

Property, plant and equipment – net	16,925,162	654,552	17,579,714	19,197,045	654,552	19,851,597

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	735,221	(52,229)	682,992	735,221	(52,229)	682,992
Other regulatory assets	2,133,724	171,133	2,304,857	2,133,724	171,133	2,304,857
Deferred fuel costs	120,489	-	120,489	120,489	-	120,489
Long-term receivables	25,572	1,812	27,384	25,572	1,812	27,384
Goodwill	374,099	-	374,099	377,172	-	377,172
Other	841,068	17,322	858,390	991,835	17,322	1,009,157

Total	4,230,173	138,038	4,368,211	4,384,013	138,038	4,522,051

TOTAL ASSETS	$34,650,660	$635,686	$35,286,346	$30,857,657	$635,686	$31,493,343

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP
2005 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2005.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 22,989	$ -	$ 22,989	$ 103,517	$ -	$ 103,517
Notes payable:
Associated companies	926,271	-	926,271	-	-	-
Other	40,041	15,000	55,041	40,041	15,000	55,041
Accounts payable:
Associated companies	77,793	-	77,793	-	-	-
Other	1,494,385	240,601	1,734,986	1,655,787	240,601	1,896,388
Customer deposits	222,044	16,930	238,974	222,206	16,930	239,136
Taxes accrued	316,659	(378)	316,281	188,159	(378)	187,781
Accumulated deferred income taxes	143,409	1,898	145,307	143,409	1,898	145,307
Interest accrued	153,269	2,668	155,937	154,855	2,668	157,523
Obligations under capital leases	130,882	-	130,882	130,882	-	130,882
Other	66,367	2,018	68,385	473,510	2,018	475,528

Total	3,594,109	278,737	3,872,846	3,112,366	278,737	3,391,103

NON–CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,248,739	68,617	5,317,356	5,282,759	68,617	5,351,376
Accumulated deferred investment tax credits	376,550	3,570	380,120	376,550	3,570	380,120
Obligations under capital leases	175,005	-	175,005	175,005	-	175,005
Other regulatory liabilities	408,667	591	409,258	408,667	591	409,258
Decommissioning and asset retirement cost liabilities	1,161,830	2,421	1,164,251	1,923,971	2,421	1,926,392
Transition to competition	79,101	-	79,101	79,101	-	79,101
Accumulated provisions	74,234	7,889	82,123	144,880	7,889	152,769
Pension and other postretirement liabilities	874,793	26,049	900,842	1,118,964	26,049	1,145,013
Long-term debt	8,791,811	226,603	9,018,414	8,824,493	226,603	9,051,096
Preferred stock with sinking fund	13,950	-	13,950	13,950	-	13,950
Other	1,161,820	1,429	1,163,249	1,202,706	1,429	1,204,135

Total	18,366,500	337,169	18,703,669	19,551,046	337,169	19,888,215

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	411,321	19,780	431,101	345,974	19,780	365,754

EQUITY:
Common shareholders’ equity:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2005	2,205,191	-	2,205,192	2,482	-	2,482
Paid–in capital	6,653,879	-	6,653,879	4,817,637	-	4,817,637
Retained earnings	5,717,919	-	5,717,919	5,433,931	-	5,433,931
Accumulated other comprehensive loss	(16,300)	-	(16,300)	(343,819)	-	(343,819)
Less – treasury stock, at cost (40,644,602 shares in 2005)	2,281,960	-	2,281,960	2,161,960	-	2,161,960

Total common shareholders’ equity	12,278,730	-	12,278,730	7,748,271	-	7,748,271

Subsidiaries preferred stock without sinking fund	-	-	-	100,000	-	100,000

Total	12,278,730	-	12,278,730	7,848,271	-	7,848,271

TOTAL LIABILITIES AND EQUITY	$34,650,660	$635,686	$35,286,346	$30,857,657	$635,686	$31,493,343

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2005 PRO FORMA STATEMENT OF CASH FLOW

	CONSOLIDATED
In thousands, for the year ended December 31, 2005.	GAAP	ENOI ADJUSTMENT*	PRO FORMA
OPERATING ACTIVITIES:
Consolidated net income	$ 923,758	$ 700	$ 924,458
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(82,033)	(142)	(82,175)
Other regulatory charges (credits) – net	(49,882)	3,181	(46,701)
Depreciation, amortization, and decommissioning	1,001,852	33,975	1,035,827
Deferred income taxes and investment tax credits	487,804	236,100	723,904
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	4,315	(4,532)	(217)
Provisions for asset impairments and restructuring charges	39,767	-	39,767
Changes in working capital:			-
Receivables	(367,351)	61,359	(305,992)
Fuel inventory	(83,125)	(3,867)	(86,992)
Accounts payable	303,194	(5,392)	297,802
Taxes accrued	(33,306)	(211,082)	(244,388)
Interest accrued	15,133	(2,089)	13,044
Deferred fuel	(236,801)	(28,034)	(264,835)
Other working capital accounts	(45,653)	(6,568)	(52,221)
Provision for estimated losses and reserves	(3,704)	(1,632)	(5,336)
Changes in other regulatory assets	(311,934)	(59,707)	(371,641)
Other	(94,226)	(21,751)	(115,977)

Net cash flow provided by (used in) operating activities	1,467,808	(9,481)	1,458,327

INVESTING ACTIVITIES:
Construction/capital expenditures	(1,458,086)	(57,640)	(1,515,726)
Allowance for equity funds used during construction	45,736	3,229	48,965
Nuclear fuel purchases	(314,414)	-	(314,414)
Proceeds from sale/leaseback of nuclear fuel	184,403	-	184,403
Payment for purchase of plant	(162,075)	-	(162,075)
Increase in other investments	9,905	90,000	99,905
Purchase of other temporary investments	(1,591,025)	-	(1,591,025)
Liquidation of other temporary investments	1,778,975	-	1,778,975
Proceeds from nuclear decommissioning trust fund sales	944,253	-	944,253
Investment in nuclear decommissioning trust funds	(1,039,824)	-	(1,039,824)
Other regulatory investments	(390,456)	-	(390,456)

Net cash flow provided by (used in) investing activities	(1,992,608)	35,589	(1,957,019)

FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	4,302,570	29,783	4,332,353
Preferred stock	127,995	-	127,995
Common stock and treasury stock	106,068	-	106,068
Retirement of long-term debt	(2,689,206)	(30,065)	(2,719,271)
Repurchase of common stock	(878,188)	-	(878,188)
Redemption of preferred stock	(33,719)	-	(33,719)
Changes in credit line borrowings – net	39,850	15,000	54,850
Dividends paid:
Common stock	(453,508)	-	(453,508)
Preferred stock	(25,472)	(724)	(26,196)

Net cash flow used in financing activities	496,390	13,994	510,384

Effect of exchange rates on cash and cash equivalents	(602)	-	(602)

Net increase (decrease) in cash and cash equivalents	(29,012)	40,102	11,090
Cash and cash equivalents at beginning of period	619,786	-	619,786

Effect of the deconsolidation of Entergy New Orleans on cash and cash equivalents	(7,954)	7,954	-

Cash and cash equivalents at end of period	$ 582,820	$ 48,056	$ 630,876

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid (received) during the period for:

Interest – net of amount capitalized	$ 461,345	$ -	$ 461,345

Income taxes	$ 116,072	$ (18,000)	$ 98,072

* Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP
2006 PRO FORMA INCOME STATEMENT	UTILITY/PARENT/OTHER			CONSOLIDATED

In thousands, for the year ended December 31, 2006.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
OPERATING REVENUES:
Electric	$9,065,800	$204,989	$9,270,789	$ 9,063,135	$204,989	$ 9,268,124
Natural gas	84,230	100,088	184,318	84,230	100,088	184,318
Competitive businesses	39,817	-	39,817	1,784,793	-	1,784,793

Total	9,189,847	305,077	9,494,924	10,932,158	305,077	11,237,235

OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,880,857	157,535	3,038,392	3,144,073	157,535	3,301,608
Purchased power	2,120,770	(43,647)	2,077,123	2,138,237	(43,647)	2,094,590
Nuclear refueling outage expenses	78,110	-	78,110	169,567	-	169,567
Other operation and maintenance	1,614,002	100,094	1,714,096	2,335,364	100,094	2,435,458
Decommissioning	82,912	169	83,081	145,884	169	146,053
Taxes other than income taxes	363,897	34,953	398,850	428,561	34,953	463,514
Depreciation and amortization	808,517	31,465	839,982	887,792	31,465	919,257
Other regulatory charges (credits) – net	(122,680)	4,160	(118,520)	(122,680)	4,160	(118,520)

Total	7,826,385	284,729	8,111,114	9,126,798	284,729	9,411,527

OPERATING INCOME	1,363,462	20,348	1,383,810	1,805,360	20,348	1,825,708

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	39,894	3,078	42,972	39,894	3,078	42,972
Interest and dividend income	163,717	(6,722)	156,995	198,835	(6,722)	192,113
Equity in earnings (loss) of unconsolidated equity affiliates	95,366	(4,057)	91,309	93,744	(4,057)	89,687
Miscellaneous – net	555	(543)	12	16,114	(543)	15,571

Total	299,532	(8,244)	291,288	348,587	(8,244)	340,343

INTEREST AND OTHER CHARGES:
Interest on long-term debt	489,282	4,069	493,351	498,451	4,069	502,520
Other interest – net	99,196	4,175	103,371	75,502	4,175	79,677
Allowance for borrowed funds used during construction	(23,931)	(2,477)	(26,408)	(23,931)	(2,477)	(26,408)

Total	564,547	5,767	570,314	550,022	5,767	555,789

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,098,447	6,337	1,104,784	1,603,925	6,337	1,610,262

Income taxes	234,789	5,051	239,840	443,044	5,051	448,095

INCOME FROM CONTINUING OPERATIONS	863,658	1,286	864,944	1,160,881	1,286	1,162,167

LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $67)	(496)	-	(496)	(496)	-	(496)

CONSOLIDATED NET INCOME	863,162	1,286	864,448	1,160,385	1,286	1,161,671

Preferred dividend requirements of subsidiaries	24,363	1,286	25,649	27,783	1,286	29,069

NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$ 838,799	$ -	$ 838,799	$ 1,132,602	$ -	$ 1,132,602

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2006.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$ 95,468	$ 3,886	$ 99,354	$ 117,379	$ 3,886	$ 121,265
Temporary cash investments	499,942	13,207	513,149	898,773	13,207	911,980

Total cash and cash equivalents	595,410	17,093	612,503	1,016,152	17,093	1,033,245

Notes receivable – Entergy New Orleans DIP loan	51,934	(51,934)	-	51,934	(51,934)	-
Notes receivable	266,717	-	266,717	699	-	699
Accounts receivable:
Customer	410,512	58,999	469,511	552,376	58,999	611,375
Allowance for doubtful accounts	(19,348)	(10,563)	(29,911)	(19,348)	(10,563)	(29,911)
Associated companies	(5,099)	-	(5,099)	-	-	-
Other	312,654	(86,258)	226,396	345,400	(86,258)	259,142
Accrued unbilled revenues	249,165	23,758	272,923	249,165	23,758	272,923

Total account receivable	947,884	(14,064)	933,820	1,127,593	(14,064)	1,113,529

Accumulated deferred income taxes	10,498	(2,924)	7,574	11,680	(2,924)	8,756
Fuel inventory – at average cost	189,829	5,041	194,870	193,098	5,041	198,139
Materials and supplies – at average cost	408,279	7,825	416,104	604,998	7,825	612,823
Deferred nuclear refueling outage costs	65,349	-	65,349	147,521	-	147,521
Prepayments and other	150,134	5,640	155,774	171,759	5,640	177,399

Total	2,686,034	(33,323)	2,652,711	3,325,434	(33,323)	3,292,111

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	7,725,189	(153,988)	7,571,201	229,089	(153,988)	75,101
Decommissioning trust funds	1,274,676	-	1,274,676	2,858,523	-	2,858,523
Non-utility property – at cost
(less accumulated depreciation)	208,956	1,107	210,063	212,726	1,107	213,833
Other	39,868	-	39,868	47,115	-	47,115

Total	9,248,689	(152,881)	9,095,808	3,347,453	(152,881)	3,194,572

PROPERTY, PLANT AND EQUIPMENT:
Electric	28,405,556	698,081	29,103,637	30,713,284	698,081	31,411,365
Property under capital lease	730,182	-	730,182	730,182	-	730,182
Natural gas	92,787	186,932	279,719	92,787	186,932	279,719
Construction work in progress	609,431	21,824	631,255	786,147	21,824	807,971
Nuclear fuel under capital lease	336,017	-	336,017	336,017	-	336,017
Nuclear fuel	140,357	-	140,357	494,759	-	494,759

Total property, plant and equipment	30,314,330	906,837	31,221,167	33,153,176	906,837	34,060,013
Less – accumulated depreciation and amortization	13,366,710	446,673	13,813,383	13,715,099	446,673	14,161,772

Property, plant and equipment – net	16,947,620	460,164	17,407,784	19,438,077	460,164	19,898,241

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes – net	740,110	(71,870)	668,240	740,110	(71,870)	668,240
Other regulatory assets	2,768,352	295,440	3,063,792	2,768,352	295,440	3,063,792
Deferred fuel costs	168,122	-	168,122	168,122	-	168,122
Long-term receivables	19,349	936	20,285	19,349	936	20,285
Goodwill	374,099	-	374,099	377,172	-	377,172
Other	736,461	4,824	741,285	898,662	4,824	903,486

Total	4,806,493	229,330	5,035,823	4,971,767	229,330	5,201,097

TOTAL ASSETS	$33,688,836	$ 503,290	$34,192,126	$31,082,731	$503,290	$31,586,021

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2006.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
LIABILITIES AND EQUITY CURRENT LIABILITIES:
Currently maturing long-term debt	$93,335	$-	$93,335	$181,576	$-	$181,576
Notes payable:
Associated companies	979,198	-	979,198	-	-	-
Other	25,039	-	25,039	25,039	-	25,039
Accounts payable:
Associated companies	69,355	-	69,355	-	-	-
Other	901,434	59,034	960,468	1,122,596	59,034	1,181,630
Customer deposits	248,031	14,808	262,839	248,031	14,808	262,839
Taxes accrued	167,060	2,087	169,147	187,324	2,087	189,411
Interest accrued	159,527	18,004	177,531	160,831	18,004	178,835
Deferred fuel costs	73,031	(18,996)	54,035	73,031	(18,996)	54,035
Obligations under capital leases	153,246	-	153,246	153,246	-	153,246
Pension and other postretirement liabilities	39,008	16	39,024	41,912	16	41,928
Other	100,501	6,138	106,639	271,544	6,138	277,682

Total	3,008,765	81,091	3,089,856	2,465,130	81,091	2,546,221

NON–CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,451,700	98,884	5,550,584	5,820,700	98,884	5,919,584
Accumulated deferred investment tax credits	358,550	3,157	361,707	358,550	3,157	361,707
Obligations under capital leases	188,033	-	188,033	188,033	-	188,033
Other regulatory liabilities	449,237	-	449,237	449,237	-	449,237
Decommissioning and asset retirement cost liabilities	1,249,482	2,591	1,252,073	2,023,846	2,591	2,026,437
Transition to competition	79,098	-	79,098	79,098	-	79,098
Accumulated provisions	81,053	8,384	89,437	88,902	8,384	97,286
Pension and other postretirement liabilities	1,125,707	60,034	1,185,741	1,410,433	60,034	1,470,467
Long-term debt	8,560,534	226,619	8,787,153	8,798,087	226,619	9,024,706
Preferred stock with sinking fund	10,500	-	10,500	10,500	-	10,500
Other	1,173,844	2,750	1,176,594	847,415	2,750	850,165

Total	18,727,738	402,419	19,130,157	20,074,801	402,419	20,477,220

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	310,751	19,780	330,531	244,913	19,780	264,693

EQUITY:
Common shareholders’ equity:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2006	2,228,350	-	2,228,350	2,482	-	2,482
Paid–in capital	6,668,007	-	6,668,007	4,827,265	-	4,827,265
Retained earnings	5,592,532	-	5,592,532	6,113,042	-	6,113,042
Accumulated other comprehensive loss	(82,917)	-	(82,917)	(100,512)	-	(100,512)
Less – treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	-	2,764,390	2,644,390	-	2,644,390

Total common shareholders’ equity	11,641,582	-	11,641,582	8,197,887	-	8,197,887

Subsidiaries preferred stock without sinking fund	-	-	-	100,000	-	100,000

Total	11,641,582	-	11,641,582	8,297,887	-	8,297,887

TOTAL LIABILITIES AND EQUITY	$33,688,836	$503,290	$34,192,126	$31,082,731	$503,290	$31,586,021

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA STATEMENT OF CASH FLOW	CONSOLIDATED
In thousands, for the year ended December 31, 2006.	GAAP	ENOI ADJUSTMENT*	PRO FORMA
OPERATING ACTIVITIES:
Consolidated net income	$1,160,385	$-	$1,160,385
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	36,352	(20)	36,332
Other regulatory credits – net	(122,680)	4,160	(118,520)
Depreciation, amortization, and decommissioning	1,035,153	31,634	1,066,787
Deferred income taxes, investment tax credits, and non-current taxes accrued	738,643	54,395	793,038
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	4,436	4,057	8,493
Provisions for asset impairments and restructuring charges		-	-
Changes in working capital:			-
Receivables	408,042	(1,817)	406,225
Fuel inventory	13,097	3,007	16,104
Accounts payable	(83,884)	10,855	(73,029)
Taxes accrued	(835)	2,464	1,629
Interest accrued	5,975	15,337	21,312
Deferred fuel	582,947	11,597	594,544
Other working capital accounts	64,479	(1,447)	63,032
Provision for estimated losses and reserves	39,822	496	40,318
Changes in other regulatory assets	(454,458)	(55,607)	(510,065)
Changes in pensions and other postretirement liabilities	333,381	34,001	367,382
Other	(313,016)	(19,284)	(332,300)

Net cash flow provided by operating activities	3,447,839	93,828	3,541,667

INVESTING ACTIVITIES:
Construction/capital expenditures	(1,633,268)	(80,792)	(1,714,060)
Allowance for equity funds used during construction	39,894	3,078	42,972
Nuclear fuel purchases	(326,248)	-	(326,248)
Proceeds from sale/leaseback of nuclear fuel	135,190	-	135,190
Proceeds from sale of assets and businesses	77,159	-	77,159
Payment for purchase of plant	(88,199)	-	(88,199)
Insurance proceeds received for property damages	18,828	4,664	23,492
Decrease in other investments	(6,353)	(36,458)	(42,811)
Proceeds from nuclear decommissioning trust fund sales	777,584	-	777,584
Investment in nuclear decommissioning trust funds	(884,123)	-	(884,123)
Other regulatory investments	(38,037)	-	(38,037)

Net cash flow used in investing activities	(1,927,573)	(109,508)	(2,037,081)

FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	1,837,713	(6)	1,837,707
Preferred stock	73,354	-	73,354
Common stock and treasury stock	70,455	-	70,455
Retirement of long-term debt	(1,804,373)	-	(1,804,373)
Repurchase of common stock	(584,193)	-	(584,193)
Redemption of preferred stock	(183,881)	-	(183,881)
Changes in credit line borrowings – net	(15,000)	(15,000)	(30,000)
Dividends paid:			-
Common stock	(448,954)	-	(448,954)
Preferred stock	(28,848)	(277)	(29,125)

Net cash flow used in financing activities	(1,083,727)	(15,283)	(1,099,010)

Effect of exchange rates on cash and cash equivalents	(3,207)	-	(3,207)

Net increase (decrease) in cash and cash equivalents	433,332	(30,963)	402,369
Cash and cash equivalents at beginning of period	582,820	48,056	630,876

Cash and cash equivalents at end of period	$1,016,152	$17,093	$1,033,245

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$514,189	$-	$514,189

Income taxes	$(147,435)	$(57,193)	$(204,628)

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Jurisdictional Split of Entergy Gulf States, Inc.) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2007 PRO FORMA INCOME STATEMENT	ENTERGY GULF STATES		ENTERGY GULF STATES
In thousands, for the year ended December 31, 2007.	LOUISIANA GAAP	ADJUSTMENT*	LOUISIANA PRO FORMA

OPERATING REVENUES:
Electric	$ 3,448,008	$(1,238,442)	$ 2,209,566
Natural gas	86,604	-	86,604

Total	3,534,612	(1,238,442)	2,296,170

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	867,081	(546,413)	320,668
Purchased power	1,339,986	(232,938)	1,107,048
Nuclear refueling outage expenses	12,212	-	12,212
Other operation and maintenance	548,999	(179,119)	369,880
Decommissioning	11,728	(173)	11,555
Taxes other than income taxes	132,489	(50,615)	81,874
Depreciation and amortization	208,648	(68,172)	140,476
Other regulatory charges (credits) – net	29,923	(16,808)	13,115

Total	3,151,066	(1,094,238)	2,056,828

OPERATING INCOME	383,546	(144,204)	239,342

OTHER INCOME:
Allowance for equity funds used during construction	11,666	(3,295)	8,371
Interest and dividend income	75,425	28,715	104,140
Miscellaneous – net	1,724	600	2,324

Total	88,815	26,020	114,835

INTEREST AND OTHER CHARGES:
Interest on long-term debt	149,464	(14,231)	135,233
Other interest – net	13,945	(10,907)	3,038
Allowance for borrowed funds used during construction	(7,528)	2,126	(5,402)

Total	155,881	(23,012)	132,869

INCOME BEFORE INCOME TAXES	316,480	(95,172)	221,308
Income taxes	123,701	(36,249)	87,452

NET INCOME	192,779	(58,923)	133,856
Preferred distribution requirements and other	3,968	-	3,968

EARNINGS APPLICABLE TO COMMON EQUITY	$ 188,811	$ (58,923)	$ 129,888

*	Adjustment to reflect as if the transactions implementing the Entergy Gulf States, Inc. jurisdictional split had occurred as of January 1, 2007.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2005-2009

($ millions)	2009	2008	2007	2006(a)	2005(a)
As-Reported Net Income (A)	1,231	1,221	1,135	1,133	898
Preferred dividends	20	20	25	28	25
Tax-effected interest expense	351	374	392	339	293

As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	1,602	1,615	1,552	1,499	1,217
Special items (C)	(71)	(55)	(32)	135	(45)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,673	1,670	1,584	1,364	1,262
Operational earnings (A-C)	1,302	1,276	1,167	998	943
Average invested capital (D)	20,748	19,927	18,721	17,688	16,850
Average common equity (E)	8,290	7,915	8,030	7,970	8,020
Operating revenues (F)	10,746	13,094	11,484	10,932	10,106

Gross debt (G)	12,014	12,279	11,123	9,356	9,288
Less securitization debt (H)	838	310	330	-	-
Gross debt, excluding securitization debt (G-H)	11,176	11,969	10,793	9,356	9,288
Less cash and cash equivalents (I)	1,710	1,920	1,254	1,016	583
Net debt, excluding securitization debt (G-H-I)	9,466	10,049	9,539	8,340	8,705

Total capitalization (J)	20,939	20,557	19,297	17,899	17,477
Less securitization debt (K)	838	310	330	-	-
Total capitalization, excluding securitization debt (J-K)	20,101	20,247	18,967	17,899	17,477
Less cash and cash equivalents (L)	1,710	1,920	1,254	1,016	583
Net capitalization, excluding securitization debt (J-K-L)	18,391	18,327	17,713	16,883	16,894

Off-balance sheet liabilities (M)	646	574	658	665	778
Revolver capacity (N)	1,464	645	1,730	2,770	2,545
Gross liquidity (I+N)	3,174	2,565	2,984	3,786	3,128

($ per share)
As-Reported earnings per share (O)	6.30	6.20	5.60	5.36	4.19
Operational earnings per share (P)	6.67	6.51	5.76	4.72	4.40
Common dividend paid per share (Q)	3.00	3.00	2.58	2.16	2.16
Year-end closing market price per share of common stock (R)	81.84	83.13	119.52	92.32	68.65

(%)
Return on average invested capital – As-Reported (B/D)	7.7	8.1	8.3	8.5	7.2
Return on average invested capital – Operational ((B-C)/D)	8.1	8.4	8.5	7.7	7.5
Return on average common equity – As-Reported (A/E)	14.9	15.4	14.1	14.2	11.2
Return on average common equity – Operational ((A-C)/E)	15.7	16.1	14.5	12.5	11.8
Net margin – As-Reported (A/F)	11.5	9.3	9.9	10.4	8.9
Net margin – Operational ((A-C)/F)	12.1	9.7	10.2	9.1	9.3
Debt to capital ratio (G/J)	57.4	59.7	57.6	52.3	53.1
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	55.6	59.1	56.9	52.3	53.1
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	51.5	54.8	53.9	49.4	51.5
Net debt to net capital ratio including off-balance sheet liabilities, excluding securitization debt ((G-H-I+M)/(J-K-L+M))	53.1	56.2	55.5	51.3	53.7

Common dividend payout ratio – As-Reported (Q/O)	48	48	46	40	52
Common dividend payout ratio – Operational (Q/P)	45	46	45	46	49

(ratio)
Price to earnings ratio – As-Reported (R/O)	12.99	13.41	21.34	17.24	16.39
Price to earnings ratio – Operational (R/P)	12.27	12.77	20.75	19.56	15.61

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q08-4Q09

($ millions)	1Q09	2Q09	3Q09	4Q09	1Q08	2Q08	3Q08	4Q08
For the quarter:
As-Reported Net Income (A)	235.3	226.8	455.2	313.8	308.7	271.0	470.3	170.6
Less special items (B)	(17.2)	(17.2)	(15.5)	(21.1)	-	(18.3)	(17.1)	(20.1)

Operational earnings (A-B)	252.5	244.0	470.7	334.9	308.7	289.2	487.3	190.7

As-Reported Net Income rolling 12 months (C)	1,147	1,103	1,088	1,231	1,231	1,235	1,244	1,221
Preferred dividends	20	20	20	20	24	23	21	20
Tax-effected interest expense	366	368	361	351	396	390	375	374

As-Reported Net Income, rolling 12 months including preferred dividends and tax-effected interest expense (D)	1,533	1,491	1,469	1,602	1,651	1,648	1,640	1,615

Special items in prior quarters	(55)	(54)	(54)	(49)	(32)	(32)	(50)	(35)

Special items 1Q08 through 4Q09
Utility/Parent/Other
Non-utility nuclear spin-off expenses	(11)	(2)	(5)	(9)	-	(18)	(17)	(20)
Entergy Nuclear
Non-utility nuclear spin-off dis-synergies	(7)	(15)	(10)	(12)	-	-	-	-
Total special items (E)	(72)	(71)	(69)	(71)	(32)	(50)	(67)	(55)

Operational earnings, rolling 12 months including preferred dividends and tax-effected interest expense (D-E)	1,605	1,562	1,538	1,673	1,683	1,698	1,707	1,670
Operational earnings, rolling 12 months (C-E)	1,219	1,174	1,157	1,302	1,263	1,285	1,311	1,276
Average invested capital (F)	20,126	19,995	20,629	20,748	18,790	19,244	20,236	19,927
Average common equity (G)	8,152	8,045	8,230	8,290	7,756	7,555	7,973	7,915
Operating revenues, rolling 12 months (H)	13,018	12,275	11,248	10,746	11,655	12,150	12,825	13,094

Gross debt (I)	12,034	11,510	11,522	12,014	11,292	11,768	12,656	12,279
Less securitization debt (J)	310	301	301	838	329	318	318	310
Gross debt, excluding securitization debt (I-J)	11,724	11,209	11,221	11,176	10,963	11,450	12,338	11,969
Less cash and cash equivalents (K)	1,803	1,281	1,131	1,710	916	1,086	2,556	1,920
Net debt, excluding securitization debt (I-J-K)	9,921	9,928	10,090	9,466	10,047	10,364	9,782	10,049

Total capitalization (L)	20,975	20,588	20,315	20,939	19,276	19,401	20,944	20,557
Less securitization debt (M)	310	301	301	838	329	318	318	310
Total capitalization, excluding securitization debt (L-M)	20,665	20,287	20,014	20,101	18,947	19,083	20,626	20,247
Less cash and cash equivalents (N)	1,803	1,281	1,131	1,710	916	1,086	2,556	1,920
Net capitalization, excluding securitization debt (L-M-N)	18,862	19,006	18,883	18,391	18,031	17,997	18,070	18,327

Off-balance sheet liabilities (O)	573	569	567	646	642	638	637	574
Revolver capacity (P)	725	1,585	1,647	1,464	1,503	826	374	645
Gross liquidity (K+P)	2,528	2,866	2,778	3,174	2,419	1,912	2,930	2,565

(%)
Return on average invested capital – As-Reported (D/F)	7.6	7.5	7.1	7.7	8.8	8.6	8.1	8.1
Return on average invested capital – Operational ((D-E)/F)	8.0	7.8	7.5	8.1	9.0	8.8	8.4	8.4
Return on average common equity – As-Reported (C/G)	14.1	13.7	13.2	14.9	15.9	16.3	15.6	15.4
Return on average common equity – Operational ((C-E)/G)	15.0	14.6	14.1	15.7	16.3	17.0	16.4	16.1
Net margin – As-Reported (C/H)	8.8	9.0	9.7	11.5	10.6	10.2	9.7	9.3
Net margin – Operational ((C-E)/H)	9.4	9.6	10.3	12.1	10.8	10.6	10.2	9.7
Debt to capital ratio (I/L)	57.4	55.9	56.7	57.4	58.6	60.7	60.4	59.7
Debt to capital ratio, excluding securitization debt ((I-J)/(L-M))	56.7	55.3	56.1	55.6	57.9	60.0	59.8	59.1
Net debt to net capital ratio, excluding securitization debt ((I-J-K)/(L-M-N))	52.6	52.2	53.4	51.5	55.7	57.6	54.1	54.8
Net debt to net capital including off-balance sheet liabilities, excluding securitization debt ((I-J-K+O)/(L-M-N+O))	54.0	53.6	54.8	53.1	57.2	59.0	55.7	56.2

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2005-2009

($ millions)	2009	2008	2007	2006(a)	2005(a)
As-Reported Net Income (A)	691.6	587.8	682.7	691.2	659.8
Preferred dividends	17.3	17.3	21.7	24.4	22.0
Tax-effected interest expense	284.3	261.6	259.8	246.8	224.0

As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	993.3	866.7	964.2	962.3	905.8

Utility special items
Nuclear alignment	-	-	(13.7)	-	-
ENOI Results	-	-	-	4.1	-
Total special items (C)	-	-	(13.7)	4.1	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	993.3	866.7	977.9	958.2	905.8
Operational earnings (A-C)	691.6	587.8	696.4	687.1	659.8
Average invested capital (D)	15,580	14,441	13,903	13,254	12,738
Average common equity (E)	6,828	6,618	6,440	6,132	5,786

Gross debt (F)	9,107	7,836	7,249	6,786	6,990
Less securitization debt (G)	838	310	330	-	-
Gross debt, excluding securitization debt (F-G)	8,269	7,526	6,919	6,786	6,990
Less cash and cash equivalents (H)	1,239	566	801	564	301
Net debt, excluding securitization debt (F-G-H)	7,030	6,960	6,118	6,222	6,689

Total capitalization (I)	16,367	14,794	14,088	13,266	13,502
Less securitization debt (J)	838	310	330	-	-
Total capitalization, excluding securitization debt (I-J)	15,529	14,484	13,758	13,266	13,502
Less cash and cash equivalents (K)	1,239	566	801	564	301
Net capitalization, excluding securitization debt (I-J-K)	14,290	13,918	12,957	12,702	13,201

(%)
Return on average invested capital – As-Reported (B/D)	6.4	6.0	6.9	7.2	7.1
Return on average invested capital – Operational ((B-C)/D)	6.4	6.0	7.0	7.2	7.1
Return on average common equity – As-Reported (A/E)	10.1	8.9	10.6	11.3	11.4
Return on average common equity – Operational ((A-C)/E)	10.1	8.9	10.8	11.2	11.4
Debt to capital ratio (F/I)	55.6	53.0	51.5	51.3	51.8
Debt to capital ratio, excluding securitization debt ((F-G)/(I-J))	53.2	52.0	50.3	51.3	51.8
Net debt to net capital ratio, excluding securitization debt ((F-G-H)/(I-J-K))	49.2	50.0	47.2	49.1	50.7

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q08-4Q09

($ millions)	1Q09	2Q09	3Q09	4Q09	1Q08	2Q08	3Q08	4Q08
As-Reported Net Income (A)	111.6	147.2	294.8	137.9	117.1	159.7	257.8	53.2
Less special items (B)	-	-	-	-	-	-	-	-

Operational earnings (A-B)	111.6	147.2	294.8	137.9	117.1	159.7	257.8	53.2

As-Reported Net Income-rolling 12 months (C)	582.3	569.9	606.8	691.6	695.4	706.9	631.6	587.8
Preferred dividends	17.3	17.3	17.3	17.3	20.7	19.6	18.4	17.3
Tax-effected interest expense	265.0	273.7	278.7	284.3	257.1	257.2	251.6	261.6

As-Reported Net Income, rolling 12 months including preferred dividends and tax-effected interest expense (D)	864.6	860.9	902.8	993.3	973.2	983.7	901.6	866.7

Special items in prior quarters	-	-	-	-	(13.7)	(13.7)	(13.7)	-
Special items 1Q08 through 4Q09	-	-	-	-	-	-	-	-
Total special items (E)	-	-	-	-	(13.7)	(13.7)	(13.7)	-

Operational earnings, rolling 12 months including preferred dividends and tax-effected interest expense (D-E)	864.6	860.9	902.8	993.3	986.8	997.4	915.3	866.7
Operational earnings, rolling 12 months (C-E)	582.3	569.9	606.8	691.6	709.1	720.6	645.3	587.8
Average invested capital (F)	14,500	14,835	15,391	15,580	13,813	14,157	14,707	14,441
Average common equity (G)	6,609	6,718	6,931	6,828	6,407	6,509	6,692	6,618

Gross debt (H)	7,943	8,216	8,289	9,107	7,278	7,457	8,069	7,836
Less securitization debt (I)	310	301	301	838	329	318	318	310
Gross debt, excluding securitization debt (H-I)	7,633	7,915	7,988	8,269	6,949	7,139	7,751	7,526
Less cash and cash equivalents (J)	490	621	881	1,239	284	330	740	566
Net debt, excluding securitization debt (H-I-J)	7,143	7,294	7,107	7,030	6,665	6,809	7,011	6,960

Total capitalization (K)	14,980	15,355	15,599	16,367	14,020	14,314	15,183	14,794
Less securitization debt (L)	310	301	301	838	329	318	318	310
Total capitalization, excluding securitization debt (K-L)	14,670	15,054	15,298	15,529	13,691	13,996	14,865	14,484
Less cash and cash equivalents (M)	490	621	881	1,239	284	330	740	566
Net capitalization, excluding securitization debt (K-L-M)	14,180	14,433	14,417	14,290	13,407	13,666	14,125	13,918

(%)
Return on average invested capital – As-Reported (D/F)	6.0	5.8	5.9	6.4	7.0	6.9	6.1	6.0
Return on average invested capital – Operational ((D-E)/F)	6.0	5.8	5.9	6.4	7.1	7.0	6.2	6.0
Return on average common equity – As-Reported (C/G)	8.8	8.5	8.8	10.1	10.9	10.9	9.4	8.9
Return on average common equity – Operational ((C-E)/G)	8.8	8.5	8.8	10.1	11.1	11.1	9.6	8.9
Debt to capital ratio (H/K)	53.0	53.5	53.1	55.6	51.9	52.1	53.1	53.0
Debt to capital ratio, excluding securitization debt ((H-I)/(K-L))	52.0	52.6	52.2	53.2	50.8	51.0	52.1	52.0
Net debt to net capital ratio, excluding securitization debt ((H-I-J)/(K-L-M))	50.4	50.5	49.3	49.2	49.7	49.8	49.6	50.0

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2005-2009

($ millions)	2009	2008	2007	2006	2005
As-Reported Earnings (A)	60.0	40.3	132.2	165.6	166.9
Preferred dividends	6.9	6.9	6.9	7.6	7.8
Tax-effected interest expense	54.9	52.0	53.4	50.8	47.1

As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	121.8	99.2	192.5	224.0	221.8

Special items
Nuclear Alignment	-	-	(5.9)	-	-
Total special items (C)	-	-	(5.9)	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	121.8	99.2	198.4	224.0	221.8
Operational earnings (A-C)	60.0	40.3	138.1	165.6	166.9
Average invested capital (D)	3,291	3,102	2,965	2,967	2,920
Average common equity (E)	1,406	1,392	1,409	1,432	1,378

Gross debt (F)	1,793	1,745	1,442	1,436	1,400
Less cash and cash equivalents (G)	86	40	0.2	35	9
Net debt (F-G)	1,707	1,705	1,441	1,401	1,391

Total capitalization (H)	3,321	3,261	2,942	2,987	2,946
Less cash and cash equivalents (I)	86	40	0.2	35	9
Net capitalization (H-I)	3,235	3,221	2,942	2,952	2,937

(%)
Return on average invested capital – As-Reported (B/D)	3.7	3.2	6.5	7.6	7.6
Return on average invested capital – Operational ((B-C)/D)	3.7	3.2	6.7	7.6	7.6
Return on average common equity – As-Reported (A/E)	4.3	2.9	9.4	11.6	12.1
Return on average common equity – Operational ((A-C)/E)	4.3	2.9	9.8	11.6	12.1
Debt to capital ratio (F/H)	54.0	53.5	49.0	48.1	47.5
Net debt to net capital ratio ((F-G)/(H-I))	52.8	52.9	49.0	47.5	47.4

ENTERGY GULF STATES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2005-2006

($ millions)	2006	2005
As-Reported Earnings (A)	208.0	202.3
Preferred dividends	4.0	4.2
Tax-effected interest expense	88.0	71.2

As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	300.0	277.7

Special items	-	-

Total special items (C)	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	300.0	277.7
Operational earnings (A-C)	208.0	202.3
Average invested capital (D)	4,699	4,304
Average common equity (E)	2,217	2,005

Gross debt (F)	2,442	2,426
Less cash and cash equivalents (G)	180	25
Net debt (F-G)	2,262	2,401

Total capitalization (H)	4,695	4,697
Less cash and cash equivalents (I)	180	25
Net capitalization (H-I)	4,515	4,672

(%)
Return on average invested capital – As-Reported (B/D)	6.4	6.5
Return on average invested capital – Operational ((B-C)/D)	6.4	6.5
Return on average common equity – As-Reported (A/E)	9.4	10.1
Return on average common equity – Operational ((A-C)/E)	9.4	10.1
Debt to capital ratio (F/H)	52.0	51.7
Net debt to net capital ratio ((F-G)/(H-I))	50.1	51.4

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2009

($ millions)	2009		2008		2007		2006	2005
As-Reported Earnings (A)	152.2		143.9		129.9	(a)	REFER TO PAGE 70
Preferred dividends	0.8		0.8		4.0	(a)
Tax-effected interest expense	70.7		78.1		81.8	(a)

As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	223.8		222.8		215.7
Special items
Nuclear Alignment	-		-		(3.6)
Total special items (C)	-		-		(3.6)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	223.8		222.8		219.3
Operational earnings (A-C)	152.2		143.9		133.5
Average invested capital (D)	3,372		3,640		3,186
Average common equity (E)	1,377		1,306		1,254	(b)
Gross debt (F)	1,615	(b)	1,418	(b)	1,381	(b)
Less cash and cash equivalents (G)	144		49		108
Net debt (F-G)	1,471		1,369		1,273
Total capitalization (H)	3,057	(b)	2,750	(b)	2,681	(b)
Less cash and cash equivalents (I)	144		49		108
Net capitalization (H-I)	2,913		2,701		2,573
(%)
Return on average invested capital – As-Reported (B/D)	6.6		6.1		6.8
Return on average invested capital – Operational ((B-C)/D)	7.7	(b)	8.2	(b)	8.3	(b)
Return on average common equity – As-Reported (A/E)	11.1		11.0		10.4
Return on average common equity – Operational ((A-C)/E)	11.1		11.0		10.6
Debt to capital ratio (F/H)	52.8	(b)	51.6	(b)	51.5	(b)
Net debt to net capital ratio ((F-G)/(H-I))	50.5	(b)	50.7	(b)	49.5	(b)

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2007-2009
($ millions)	2009		2008		2007		2006	2005
As-Reported Net Income (A)	63.8		57.9		58.9		REFER TO PAGE 70
Preferred dividends	-		-		-
Tax-effected interest expense	63.9		48.0		51.2

As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	127.7		105.9		110.1
Special items
	-		-		-
Total special items (C)	-		-		-
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	127.7		105.9		110.1
Operational earnings (A-C)	63.8		57.9		58.9
Average invested capital (D)	2,374		2,331		2,245
Average common equity (E)	872		952		996
Gross debt, excluding securitization debt (F)	820	(b)	1,035	(b)	1,083	(b)
Less cash and cash equivalents (G)	201		2		297
Net debt, excluding securitization debt (F-G)	619		1,033		786
Total capitalization, excluding securitization debt (H)	1,664	(b)	1,935	(b)	1,937	(b)
Less cash and cash equivalents (I)	201		2		297
Net capitalization, excluding securitization debt (H-I)	1,463		1,933		1,640
(%)
Return on average invested capital – As-Reported (B/D)	5.4		4.5		4.9
Return on average invested capital – Operational ((B-C)/D)	7.1	(b)	5.5	(b)	5.7	(b)
Return on average common equity – As-Reported (A/E)	7.3		6.1		5.9
Return on average common equity – Operational ((A-C)/E)	7.3		6.6	(b)	7.0	(b)
Debt to capital ratio, excluding securitization debt (F/H)	49.3	(b)	53.5	(b)	55.9	(b)
Net debt to net capital ratio, excluding securitization debt ((F-G)/(H-I))	42.3	(b)	53.4	(b)	47.9	(b)

(a)	See page 65 for the Pro Forma EGSL Income Statement.

(b)	See page 72 for adjusted calculations.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES AND ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

EGSL PRO FORMA AVERAGE COMMON EQUITY 2007					(D)	(E)	(D-E)
($ millions)					EGSI 2006 PER 10-K	ADJUSTMENTS	EGSL 2006 PRO FORMA
Shareholders Equity:
Preferred membership interests without sinking fund (A)					47	(1)	48
Members’ equity					2,225	988	1,238
Accumulated other comprehensive loss					(20)	-	(20)

Total Equity (B)					2,253	987	1,266

2006 Pro Forma Total Common Equity (B–A)							1,218
2007 Total Common Equity (C)							1,290
2007 Average Common Equity ((C)+(B–A))/2							1,254

EGSL/ETI AVERAGE INVESTED CAPITAL AND RETURN ON AVERAGE INVESTED CAPITAL	2009		2008			2007 PRO FORMA
($ millions)	ETI	EGSL	ETI	EGSL		ETI	EGSL
As-Reported Net Income (A)	63.8	152.2	57.9	143.9		58.9	129.9	(a)
Preferred dividends	-	0.8	-	0.8		-	4.0	(a)
Tax-effected interest expense	63.9	70.7	48.0	78.1		51.2	81.8	(a)

As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	127.7	223.8	105.9	222.8		110.1	215.7
Total Special Items (C)	-	-	-	-		-	(3.6)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	127.7	223.8	105.9	222.8		110.1	219.3

Average Invested Capital (D)	2,374	3,372	2,331	3,640		2,245	3,186
Less Average Securitization Debt (E)	574	-	320	-		165	-
Less Average Equity Infusion from Parent (F)	-	-	75	-		150	-
Less Average Assumption Debt (G)	-	469	-	925		-	540

Adjusted Average Invested Capital (D-E-F-G)	1,799	2,904	1,936	2,715		1,931	2,646

ROIC – As-Reported (B/D)	5.4%	6.6%	4.5%	6.1%		4.9%	6.8%
ROIC – Operational ((B-C)/(D-E-F-G)	7.1%	7.7%	5.5%	8.2%		5.7%	8.3%

ETI AVERAGE COMMON EQUITY AND RETURN ON AVERAGE COMMON EQUITY
($ millions)					2009	2008	2007 PRO FORMA
As-Reported Net Income (A)					63.8	57.9	58.9
Total Special Items (B)					-	-	-

Operational Earnings (A–B)					63.8	57.9	58.9

Average Common Equity (C)					872.3	952.2	996.1
Less Average Equity Infusion from Parent					-	75.0	150.0

Adjusted Average Common Equity (D)					872.3	877.2	846.1

ROE – As-Reported (A/C)					7.3%	6.1%	5.9%
ROE – Operational ((A–B)/D)					7.3%	6.6%	7.0%

EGSL/ETI DEBT TO CAPITAL RATIO	2009		2008			2007 PRO FORMA
($ millions)	ETI	EGSL	ETI	EGSL		ETI	EGSL
Currently maturing long-term debt	168	12	101	220		309	675
Notes Payable	-	-	160	-		-	-
Obligations under capital leases – current	-	30	-	24		-	29
Obligations under capital leases – non-current	-	126	-	116		-	82
Long-term debt	1,490	1,614	1,084	1,828		1,104	1,674

Total debt before adjustments (A)	1,658	1,783	1,345	2,188		1,413	2,460
Less debt assumption by ETI (EGSL) (B)	-	168	-	770		-	1,079
Less securitization debt (ETI) (C)	838	-	310	-		330	-

Adjusted total debt (A-B-C)	820	1,615	1,035	1,418		1,083	1,381
Shareholders’ equity (D)	844	1,432	900	1,322		1,004	1,290
Less return of parent equity infusion in beginning of 08	-	-	-	-		150	-

Adjusted Common Equity (E)	844	1,432	900	1,322		854	1,290
Preferred membership interests without sinking fund (F)	-	10	-	10		-	10
Adjusted total capital (A-B-C)+(E+F)	1,664	3,057	1,935	2,750		1,937	2,681
Debt/Capital Ratio (A-B-C)/((A-B-C)+(E+F))	49.3%	52.8%	53.5%	51.6%		55.9%	51.5%

EGSL/ETI NET DEBT TO NET CAPITAL RATIO	2009		2008			2007 PRO FORMA
($ millions)	ETI	EGSL	ETI	EGSL		ETI	EGSL
Currently maturing long-term debt	168	12	101	220		309	675
Notes Payable	-	-	160	-		-	-
Obligations under capital leases – current	-	30	-	24		-	29
Obligations under capital leases – non-current	-	126	-	116		-	82
Long-term debt	1,490	1,614	1,084	1,828		1,104	1,674

Total debt before adjustments (A)	1,658	1,783	1,345	2,188		1,413	2,460
Less debt assumption by ETI (EGSL) (B)	-	168	-	770		-	1,079
Less securitization debt (ETI) (C)	838	-	310	-		330	-

Adjusted total debt (A-B-C)	820	1,615	1,035	1,418		1,083	1,381
Less cash and cash equivalents (D)	201	144	2	49		297	108

Net Debt (A-B-C-D)	619	1,471	1,033	1,369		786	1,273

Shareholders’ equity (E)	844	1,432	900	1,322		1,004	1,290
Less return of parent equity infusion in beginning of 08	-	-	-	-		150	-

Adjusted Common Equity (F)	844	1,432	900	1,322		854	1,290
Preferred membership interests without sinking fund (G)	-	10	-	10		-	10
Adjusted total capital (A-B-C)+(F+G)	1,664	3,057	1,935	2,750		1,937	2,681
Less cash and cash equivalents (D)	201	144	2	49		297	108

Net Capitalization (A-B-C)+(F+G)-(D)	1,463	2,913	1,933	2,701		1,640	2,573
Net Debt/Net Capital Ratio (A-B-C-D)/((A-B-C)+(F+G)-(D))	42.3%	50.5%	53.4%	50.7%		47.9%	49.5%

(a)	See page 65 for the Pro Forma EGSL Income Statement.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES AND ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (continued)

EGSL PRO FORMA CASH FLOW INTEREST COVERAGE

2007

($ thousands)	(A) EGSL (a) PER 2007 10-K	(B) ETI PER FORM 10	(A-B) EGSL PRO FORMA
Net Income	192,779	58,921	133,858
Adjustments to reconcile net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	363	(363)	726
Other regulatory charges (credits) – net	29,923	16,808	13,115
Depreciation, amortization, and decommissioning	220,376	68,345	152,031
Deferred income taxes, investment tax credits, and non-current taxes accrued	98,734	218,873	(120,139)
Changes in working capital:
Receivables	(261,538)	(230,481)	(31,057)
Fuel inventory	(18,377)	(10,939)	(7,438)
Accounts payable	38,685	(1,328)	40,013
Taxes accrued	(27,781)	4,936	(32,717)
Interest accrued	22,963	10,030	12,933
Deferred fuel costs	35,363	21,619	13,744
Other working capital accounts	197,802	86,598	111,204
Provision for estimated losses and reserves	(91,241)	(568)	(90,673)
Changes in other regulatory assets	116,317	(21,038)	137,355
Other	6,372	(45,422)	51,794

Net Cash Flow from Operating Activities	560,740	175,991	384,749

EGSL Pro Forma Net Cash Flow from Operating Activities		(C )	384,749
Cash Paid During Period for Interest – net of amount capitalized		(D )	131,280
Operating Cash Flow before Interest Payments		(C+D )	516,029
Interest and Other Charges		(E )	132,869 (a)
Pro Forma Cash Flow Interest Coverage		((C+D)/E)	3.9

(a)	Entergy Gulf States Louisiana, L.L.C. (EGSL) is the successor for financial reporting purposes to Entergy Gulf States, Inc. EGSL’s Cash Flow Statement for the year ended 2007 includes the operations of Entergy Texas, Inc.

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2005-2009

($ millions)	2009	2008	2007	2006	2005
As-Reported Earnings (A)	225.9	150.6	136.4	130.7	128.1
Preferred dividends	7.0	7.0	7.0	7.0	-
Tax-effected interest expense	52.7	51.1	48.2	50.5	48.6

As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	285.6	208.7	191.5	188.2	176.6

Special items
Nuclear alignment	-	-	(2.2)	-	-
Total special items (C)	-	-	(2.2)	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	285.6	208.7	193.7	188.2	176.6
Operational earnings (A-C)	225.9	150.6	138.6	130.7	128.1
Average invested capital (D)	3,491	2,958	2,697	2,562	2,263
Average members’ equity (E)	1,710	1,531	1,386	1,212	1,069

Gross debt (F)	1,902	1,462	1,192	1,230	1,271
Less cash and cash equivalents (G)	152	139	0.3	3	105
Net debt (F-G)	1,750	1,323	1,192	1,227	1,166

Total capitalization (H)	3,813	3,170	2,746	2,648	2,476
Less cash and cash equivalents (I)	152	139	0.3	3	105
Net capitalization (H-I)	3,662	3,031	2,745	2,645	2,371

(%)
Return on average invested capital – As-Reported (B/D)	8.2	7.1	7.1	7.3	7.8
Return on average invested capital – Operational ((B-C)/D)	8.2	7.1	7.2	7.3	7.8
Return on average members’ equity – As-Reported (A/E)	13.2	9.8	9.8	10.8	12.0
Return on average members’ equity – Operational ((A-C)/E)	13.2	9.8	10.0	10.8	12.0
Debt to capital ratio (F/H)	49.9	46.1	43.4	46.4	51.3
Net debt to net capital ratio ((F-G)/(H-I))	47.8	43.6	43.4	46.4	49.2

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2005-2009

($ millions)	2009	2008	2007	2006	2005
As-Reported Earnings (A)	74.8	56.9	69.3	49.5	58.8
Preferred dividends	2.8	2.8	2.8	2.8	3.3
Tax-effected interest expense	30.5	27.7	27.4	29.9	25.3

As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	108.1	87.4	99.5	82.2	87.4

Special items	-	-	-	-	-

Total special items (C)	-	-	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	108.1	87.4	99.5	82.2	87.4
Operational earnings (A-C)	74.8	56.9	69.3	49.5	58.8
Average invested capital (D)	1,505	1,415	1,437	1,391	1,301
Average common equity (E)	677	661	637	595	555

Gross debt (F)	852	703	704	795	695
Less cash and cash equivalents (G)	91	1	41	73	5
Net debt (F-G)	760	702	664	722	690

Total capitalization (H)	1,591	1,419	1,411	1,463	1,319
Less cash and cash equivalents (I)	91	1	41	73	5
Net capitalization (H-I)	1,499	1,418	1,371	1,390	1,314

(%)
Return on average invested capital – As-Reported (B/D)	7.2	6.2	6.9	5.9	6.7
Return on average invested capital – Operational ((B-C)/D)	7.2	6.2	6.9	5.9	6.7
Return on average common equity – As-Reported (A/E)	11.0	8.6	10.9	8.3	10.6
Return on average common equity – Operational ((A-C)/E)	11.0	8.6	10.9	8.3	10.6
Debt to capital ratio (F/H)	53.5	49.6	49.9	54.3	52.7
Net debt to net capital ratio ((F-G)/(H-I))	50.7	49.5	48.4	51.9	52.6

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2005-2009

($ millions)	2009	2008	2007	2006	2005
As-Reported Earnings (A)	30.0	34.0	23.5	4.1	0.8
Preferred dividends	1.0	1.0	1.1	1.3	0.5
Tax-effected interest expense	10.4	12.7	12.4	10.4	6.7

As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	41.4	47.7	37.0	15.8	8.0

Special items	-	-	-	-	-

Total special items (C)	-	-	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	41.4	47.7	37.0	15.8	8.0
Operational earnings (A-C)	30.0	34.0	23.5	4.1	0.8
Average invested capital (D)	502	503	478	480	454
Average common equity (E)	210	194	166	152	152

Gross debt (F)	272	273	304	282	335
Less cash and cash equivalents (G)	191	137	92	17	48
Net debt (F-G)	81	136	212	265	287

Total capitalization (H)	501	504	501	456	505
Less cash and cash equivalents (I)	191	137	92	17	48
Net capitalization (H-I)	309	367	409	438	457

(%)
Return on average invested capital – As-Reported (B/D)	8.2	9.5	7.7	3.3	1.8
Return on average invested capital – Operational ((B-C)/D)	8.2	9.5	7.7	3.3	1.8
Return on average common equity – As-Reported (A/E)	14.3	17.5	14.2	2.7	0.5
Return on average common equity – Operational ((A-C)/E)	14.3	17.5	14.2	2.7	0.5
Debt to capital ratio (F/H)	54.4	54.1	60.6	61.9	66.4
Net debt to net capital ratio ((F-G)/(H-I))	26.2	37.0	51.8	60.4	62.8

Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2005-2009

($ millions)	2009	2008	2007	2006	2005
As-Reported Net Income (A)	48.9	91.1	136.1	140.3	111.6
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	26.7	33.9	34.5	36.5	36.9

As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	75.6	125.0	170.6	176.8	148.5

Special items
Nuclear Alignment	-	-	(1.9)	-	-
Total special items (C)	-	-	(1.9)	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	75.6	125.0	172.5	176.8	148.5
Operational earnings (A-C)	48.9	91.1	138.0	140.3	111.6
Average invested capital (D)	1,703	1,750	1,740	1,782	1,831
Average common equity (E)	843	859	860	876	894

Gross debt (F)	820	899	882	879	934
Less cash and cash equivalents (G)	264	103	105	135	76
Net debt (F-G)	556	796	777	744	858

Total capitalization (H)	1,650	1,755	1,744	1,736	1,827
Less cash and cash equivalents (I)	264	103	105	135	76
Net capitalization (H-I)	1,386	1,652	1,639	1,601	1,751

(%)
Return on average invested capital – As-Reported (B/D)	4.4	7.1	9.8	9.9	8.1
Return on average invested capital – Operational ((B-C)/D)	4.4	7.1	9.9	9.9	8.1
Return on average common equity – As-Reported (A/E)	5.8	10.6	15.8	16.0	12.5
Return on average common equity – Operational ((A-C)/E)	5.8	10.6	16.0	16.0	12.5
Debt to capital ratio (F/H)	49.7	51.2	50.6	50.6	51.1
Net debt to net capital ratio ((F-G)/(H-I))	40.1	48.2	47.4	46.4	49.0

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2005-2009

($ millions)	2009	2008	2007	2006	2005
As-Reported Net Income (A)	631.0	797.3	539.2	309.5	282.6
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	34.4	33.2	21.4	29.2	31.3

As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	665.4	830.4	560.6	338.7	313.9

Special items
Nuclear alignment	-	-	(18.4)	-	-
Non-utility nuclear spin-off dis-synergies	(44.0)	-	-	-	-
Total special items (C)	(44.0)	-	(18.4)	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	709.4	830.4	579.0	338.7	313.9
Operational earnings (A-C)	675.0	797.3	557.6	309.5	282.6
Average invested capital (D)	4,703	4,115	3,498	2,893	2,717
Average common equity (E)	4,498	3,822	3,092	2,413	2,083

Gross debt (F)	187	222	364	448	512
Less cash and cash equivalents (G)	393	413	429	384	212
Net debt (F-G)	(206)	(191)	(65)	64	300

Total capitalization (H)	5,014	4,393	3,837	3,159	2,626
Less cash and cash equivalents (I)	393	413	429	384	212
Net capitalization (H-I)	4,620	3,980	3,408	2,775	2,414

(%)
Return on average invested capital – As-Reported (B/D)	14.1	20.2	16.0	11.7	11.6
Return on average invested capital – Operational ((B-C)/D)	15.1	20.2	16.6	11.7	11.6
Return on average common equity – As-Reported (A/E)	14.0	20.9	17.4	14.0	13.6
Return on average common equity – Operational ((A-C)/E)	15.0	20.9	18.0	14.0	13.6
Debt to capital ratio (F/H)	3.7	5.1	9.7	14.2	19.5
Net debt to net capital ratio ((F-G)/(H-I))	(4.5)	(4.8)	(1.9)	2.3	12.4

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q08-4Q09

($ millions)	1Q09	2Q09	3Q09	4Q09	1Q08	2Q08	3Q08	4Q08
For the quarter:
As-Reported Net Income (A)	180.9	80.2	200.4	169.5	221.7	143.6	205.3	226.6
Less special items (B)	(6.6)	(15.1)	(10.3)	(12.0)	-	-	-	-

Operational earnings (A-B)	187.5	95.3	210.7	181.5	221.7	143.6	205.3	226.6

As-Reported Net Income, rolling 12 months (C)	756.5	693.1	688.2	631.0	632.7	667.6	712.0	797.3
Preferred dividends	-	-	-	-	-	-	-	-
Tax-effected interest expense	33.3	33.7	35.2	34.4	24.1	29.8	32.5	33.2

As-Reported Net Income, rolling 12 months including preferred dividends and tax-effected interest expense (D)	789.8	726.7	723.4	665.4	656.9	697.4	744.6	830.4

Special items in prior quarters	-	-	-	-	(18.4)	(18.4)	(18.4)	-
Special items 1Q08 through 4Q09	(6.6)	(21.7)	(32.0)	(44.0)	-	-	-	-
Total special items (E)	(6.6)	(21.7)	(32.0)	(44.0)	(18.4)	(18.4)	(18.4)	-

Operational earnings, rolling 12 months including preferred dividends and tax-effected interest expense (D-E)	796.4	748.4	755.4	709.4	675.2	715.8	762.9	830.4
Operational earnings, rolling 12 months (C-E)	763.1	714.7	720.1	675.0	651.1	686.0	730.4	797.3
Average invested capital (F)	4,232	4,211	4,570	4,703	3,569	3,709	4,099	4,115
Average common equity (G)	3,983	3,966	4,350	4,498	3,204	3,344	3,771	3,822

Gross debt (H)	215	216	201	187	283	274	240	222
Less cash and cash equivalents (I)	456	517	150	393	588	693	1,013	413
Net debt (H-I)	(241)	(301)	51	(206)	(305)	(420)	(773)	(191)

Total capitalization (J)	4,630	4,744	4,899	5,014	3,834	3,678	4,242	4,393
Less cash and cash equivalents (K)	456	517	150	393	588	693	1,013	413
Net capital (J-K)	4,174	4,227	4,749	4,620	3,246	2,984	3,229	3,980

(%)
Return on average invested capital – As-Reported (D/F)	18.7	17.3	15.8	14.1	18.4	18.8	18.2	20.2
Return on average invested capital – Operational ((D-E)/F)	18.8	17.8	16.5	15.1	18.9	19.3	18.6	20.2
Return on average common equity – As-Reported (C/G)	19.0	17.5	15.8	14.0	19.7	20.0	18.9	20.9
Return on average common equity – Operational ((C-E)/G)	19.2	18.0	16.6	15.0	20.3	20.5	19.4	20.9
Debt to capital ratio (H/J)	4.6	4.5	4.1	3.7	7.4	7.4	5.7	5.1
Net debt to net capital ratio ((H-I)/(J-K))	(5.8)	(7.1)	1.1	(4.5)	(9.4)	(14.1)	(24.0)	(4.8)

Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS

Entergy’s quarterly earnings results, webcasts, presentations, and other news and information of investor interest may be obtained by visiting the investor information page on Entergy’s corporate Web site at entergy.com or calling Entergy Shareholder Direct at 1-888-ENTERGY (368-3749).

INVESTOR RELATIONS

Security analysts, portfolio managers, and other members of the financial community may contact:

Michele Lopiccolo

Vice President, Investor Relations

Telephone: 504-576-4879

E–mail: mlopicc@entergy.com

SHAREHOLDER ACCOUNT INFORMATION

BNY Mellon Shareowner Services is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks or notifications of change of address should contact:

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1-800-333-4368

Internet address: www.bnymellon.com/shareowner/isd

CORPORATE GOVERNANCE

Entergy’s Corporate Governance Guidelines, Board Committee Charters for the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct may be accessed electronically by selecting the investor information page on Entergy’s corporate Web site at entergy.com.

ADDITIONAL INFORMATION

For copies of the above Corporate Governance documents, Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission, or for other investor information, call 1-888-ENTERGY or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York and Chicago exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Utilities Index, Philadelphia Utility Index and the NYSE Composite Index, among others.

As of January 30, 2010, there were 189,198,163 shares of Entergy common stock outstanding. Shareholders of record totaled 38,480, and approximately 133,934 investors held Entergy stock in “street name” through a broker.

CERTIFICATIONS

In May 2009, Entergy’s Chief Executive Officer certified to the New York Stock Exchange that he was not aware of any violation of the NYSE corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of 2002, as exhibits to its Report on Form 10-K for the fiscal year ended December 31, 2009.

ENTERGY COMMON STOCK PRICES

The high and low trading prices for each quarterly period in 2009 and 2008 were as follows (in dollars):

	2009		2008
QUARTER	HIGH	LOW	HIGH	LOW
1	86.61	59.87	127.48	99.45
2	78.78	63.39	123.27	107.94
3	82.39	71.76	122.88	83.78
4	84.44	76.10	89.76	61.93

DIVIDEND PAYMENTS

The Board of Directors declares dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2010 are:

DECLARATION DATE	RECORD DATE	PAYMENT DATE
January 29	February 11	March 1
April 3	May 12	June 1
July 30	August 12	September 1
October 29	November 12	December 1

Quarterly dividend payments (in cents-per-share):

QUARTER	2010	2009	2008	2007	2006
1	75	75	75	54	54
2	83	75	75	54	54
3		75	75	75	54
4		75	75	75	54

PREFERRED STOCK DIVIDEND PAYMENTS

The board of directors for each preferred stock issuer declares preferred dividends quarterly and sets the record and payment dates. Subject to their discretion, those dates for 2010 are:

OPERATING COMPANIES	RECORD DATE	PAYMENT DATE
Entergy Arkansas, Inc.	12/27/09	1/1/10
	3/31/10	4/1/10
	6/30/10	7/1/10
	9/30/10	10/1/10

Entergy Gulf States Louisiana, L.L.C.	2/28/10	3/15/10
	5/31/10	6/15/10
	8/30/10	9/15/10
	11/30/10	12/15/10

Entergy Louisiana, LLC	2/28/10	3/15/10
	5/31/10	6/15/10
	8/30/10	9/15/10
	11/30/10	12/15/10

Entergy Mississippi, Inc.	1/28/10	2/1/10
	4/23/10	5/1/10
	7/31/10	8/1/10
	10/30/10	11/1/10

Entergy New Orleans, Inc.	12/27/09	1/1/10
	3/31/10	4/1/10
	6/30/10	7/1/10
	9/30/10	10/1/10